UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for the Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

V2X, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

V2X, Inc.

2026 NOTICE OF ANNUAL MEETING & PROXY STATEMENT

MARY L. HOWELL JEREMY C. WENSINGER

March 19, 2026

V2X, Inc.

2100 Reston Parkway

Suite 300

Reston, VA 20191

Dear Fellow Shareholders:

You are cordially invited to attend the 2026 Annual Meeting of Shareholders (the “2026 Annual Meeting”) of V2X, Inc. (“V2X” or the “Company”), which will be held at 8:00 a.m. Eastern Time on May 7, 2026. Our 2026 Annual Meeting will be a virtual meeting conducted solely online and can be attended by visiting www.virtualshareholdermeeting.com/VVX2026. A virtual meeting will allow all shareholders who desire to attend and vote at our 2026 Annual Meeting to do so safely and securely. Details regarding how to attend the meeting online and the business to be presented at the meeting can be found in the accompanying Notice of Internet Availability of Proxy Materials (“Notice of Internet Availability” or “Notice”) and Proxy Statement for the 2026 Annual Meeting (“Proxy Statement”).

We have elected to take advantage of the U.S. Securities and Exchange Commission’s rule that allows us to furnish our proxy materials to our shareholders over the Internet. We believe electronic delivery will expedite the distribution of materials and, by printing and mailing a smaller volume, will reduce the environmental impact and help lower our costs.

On or about March 19, 2026, a Notice of Internet Availability will be first mailed to our shareholders. The Notice of Internet Availability will contain instructions on how to access our proxy materials online, including the Proxy Statement and the Company’s Annual Report for fiscal year 2025 to shareholders. You will not receive a printed copy of these materials unless you specifically request one.

Your vote is important. You may vote your shares in advance of the meeting via the Internet or by telephone. If you receive paper copies of the proxy materials by mail, you may also vote by mail by following the instructions on the proxy card or voting instruction form (if you hold your shares through a broker or bank). In addition, you may vote your shares by attending and voting online at the 2026 Annual Meeting. Please refer to the section titled “How do I vote” in the Proxy Statement for detailed voting instructions. Whether or not you plan to attend the 2026 Annual Meeting, we encourage you to please vote as soon as possible.

On behalf of the Company, we extend our appreciation of your continued support.

Sincerely,

	MARY L. HOWELL NON-EXECUTIVE CHAIRMAN OF THE BOARD OF DIRECTORS	JEREMY C. WENSINGER PRESIDENT AND CHIEF EXECUTIVE OFFICER

NOTICE OF 2026
ANNUAL MEETING OF SHAREHOLDERS

Time	Place
8:00 a.m. Eastern Time, on Thursday, May 7, 2026	Virtual meeting at www.virtualshareholdermeeting.com/VVX2026

		Board Recommendation		VOTING METHODS
ItemS of Business			Page

Your vote is important. Proxy voting permits shareholders unable to attend the 2026 Annual Meeting to vote their shares through a proxy. By appointing a proxy, your shares will be represented and voted in accordance with your instructions. If you do not provide instructions on how to vote, the proxies will vote as recommended by the Board of Directors. Most shareholders will not receive paper copies of our proxy materials and can vote their shares by following the Internet or telephone voting instructions provided on the Notice of Internet Availability. If you are a registered owner and requested a paper copy of the proxy materials, you can vote your shares by completing and returning your proxy card or by following the Internet or telephone voting instructions provided on the proxy card. Beneficial owners who received or requested a paper copy of the proxy materials can vote their shares by completing and returning their voting instruction form or by following the Internet or telephone voting instructions provided on the voting instruction form. You can change or revoke your proxy at any time prior to the 2026 Annual Meeting by following the instructions on page 8 of the Proxy Statement and on the proxy card.

WHO CAN VOTE?

You can vote if you were a shareholder at the close of business on March 11, 2026, the record date for the 2026 Annual Meeting.

ANNUAL REPORT TO SHAREHOLDERS AND ANNUAL REPORT ON FORM 10-K

Our annual report to shareholders, which includes the 2025 Annual Report on Form 10-K (the “2025 Annual Report”), along with the Proxy Statement, is available online at www.proxyvote.com.

MAILING OR AVAILABILITY DATE

Beginning on or about March 19, 2026, this Notice of the 2026 Annual Meeting, the Proxy Statement, and the 2025 Annual Report are being mailed or made available, as the case may be, to shareholders of record on March 11, 2026.

	COMPANY proposals
1	To elect three Class III Directors as members of the Board of Directors of V2X (the “Board of Directors” or the “Board”) for a three-year term, each as named in the Proxy Statement.	FOR each Class III Director Nominee	15
2	To ratify the appointment of RSM US LLP as the Company’s independent registered public accounting firm for fiscal year 2026.	FOR	23
3	To approve, on an advisory basis, the compensation paid to our named executive officers in fiscal year 2025, as described in the Proxy Statement.	FOR	26
4	To transact such other business as may properly come before the meeting or any adjournments, postponements or continuations of the meeting.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

Important Notice Regarding the Availability of Proxy Materials for the 2026 Annual Meeting to be held on Thursday, May 7, 2026 at 8:00 a.m. Eastern Time. The Company’s Proxy Statement, 2025 Annual Report and this Notice of 2026 Annual Meeting are available online at www.proxyvote.com.

If you want to receive a copy of these documents, please submit a request as instructed in the Proxy Statement on or before April 17, 2026 to facilitate timely delivery. There is no charge to you for requesting a copy.

By order of the Board of Directors,

SARITA B. MALAKAR
CORPORATE SECRETARY
March 19, 2026

OUR SUSTAINABILITY PROGRAM

At V2X, our sustainability programs continue to reflect our corporate values and help drive long-term shareholder return. Our sustainability programs reflect our current understanding of the goals and requirements of our stakeholders, and the relevant laws, regulations, and standards under which we operate.

Our standing committees of the Board oversee various aspects of our sustainability program:

●	The Nominating and Governance Committee oversees our sustainability programs, including environmental, health and safety matters.
●	The Compensation and Human Capital Committee receives reports from management on human capital and talent strategy plans.
●	The Audit Committee oversees the Company’s ethics and compliance programs, including a review of our Code of Conduct and compliance policies and procedures, and reviews the cybersecurity program and cyber risk assessment.

We conducted a sustainability prioritization assessment in 2023 to identify the 11 high-priority topics below.

HIGH-PRIORITY SUSTAINABILITY TOPICS
Environmental	Social	Governance
● Environmental compliance	● Employee health, safety and well-being ● Talent attraction and development ● Culture and employee engagement ● Human rights and labor practices ● Sustainable procurement ● Community impact	● Service quality and excellence ● Corporate governance ● Cybersecurity, data security and privacy ● Ethics and compliance
SELECTED SUSTAINABILITY ACCOMPLISHMENTS AND INITIATIVES FOR 2025
Environmental	● Obtained limited assurance verification for our Scope 2 greenhouse gas (GHG) emissions inventory. Work is underway to calculate and disclose Scope 1 GHG emissions.

●
Indianapolis facility advanced waste management practices through a partnership with RecycleForce, a local 501(c)(3) organization that combines workforce development with sustainable recycling solutions and diverted more than 13,500 pounds of its own electronic waste, metals, and scrap from landfills.

● Began the process of adopting ISO 14001 certification, the international standard for environmental management systems, across our global operations.
Social	● Redesigned our New Hire Orientation program to deliver a more engaging and efficient onboarding experience.
● Aligned our health and safety management process with ISO 45001, the international standard for occupational health and safety management systems.
Governance	● Quality team led a global alignment process to ensure policies, procedures, and codes of conduct are streamlined across our organization
● Finalized our Cyber Incident Response Procedure, enhancing our internal framework to respond to cyber incidents.
● No longer a “controlled company” under New York Stock Exchange rules. All Board committees are composed entirely of independent directors, and a majority of our Board members are independent.
● Earned ISO 27001 certification across key sites, reflecting adherence to internationally recognized best practices in information security.

In November 2025 we published our 2024 Interim Sustainability Summary Report providing key data and highlights on our progress in 2024. Presented in a streamlined format, the interim report highlights our ongoing progress and ensures our stakeholders have refreshed data and highlights from the past year. Our 2023 Sustainability Report remains accessible online with more detailed data and results across all aspects of sustainability. Our next comprehensive sustainability report is expected to be published in 2026 covering 2025 data, offering a deeper view of our strategy, metrics, and achievements For our 2024 Sustainability Summary Report and our 2023 Sustainability Report, refer to our website at: https://gov2x.com/corporate-responsibility/.

V2X QUICK FACTS

ABOUT US

V2X, Inc. (V2X or the Company), an Indiana Corporation, is a leading provider of critical mission solutions primarily to defense customers in 349 locations and 49 countries and territories worldwide. V2X enables its customers' most important missions by delivering end-to-end capabilities at scale across the world. This provides us with the expertise and ability to act as a trusted partner to bring differentiated integrated solutions that define mission success. As of December 31, 2025, we had approximately 16,200 employees and 7,300 subcontract personnel. The Company offers a broad suite of capabilities including multi-domain high impact readiness, integrated supply chain management, assured communications, mission solutions, and platform renewal and modernization to national security, defense, civilian and international customers.

HEADQUARTERS	OPERATE IN	EMPLOY	MORE THAN 27% OF OUR U.S. EMPLOYEES ARE
RESTON, VA	49 COUNTRIES	16,000+ PEOPLE	VETERANS

2025 FINANCIAL HIGHLIGHTS
Revenue $4.5B 4% growth over 2024	Operating income $194M 22% year-over-year growth	Net cash $182M Provided by operating activities

Backlog $11.1B As of year ended December 31, 2025		Net debt reduction $116M

V2X | 2026 Proxy Statement 1

2026 ANNUAL MEETING OF SHAREHOLDERS INFORMATION

DATE	May 7, 2026	CORPORATE WEBSITE	https://www.gov2x.com
TIME	8:00 a.m. Eastern Time	INVESTOR RELATIONS WEBSITE	https://investors.gov2x.com/overview/
LOCATION	Virtual at: www.virtualshareholdermeeting.com/ VVX2026	ANNUAL REPORT ON FORM 10-K	https://investors.gov2x.com/financials/ sec-filings/
RECORD DATE	March 11, 2026	CODE OF CONDUCT	https://investors.gov2x.com/governance/ governance-documents/
TRANSFER AGENT	Computershare Trust Company, N.A.
CORPORATE HEADQUARTERS	2100 Reston Parkway Suite 300 Reston, VA 20191

AGENDA ITEMS TO BE VOTED ON		MANAGEMENT RECOMMENDATION	Page
ITEMS OF BUSINESS
ITEM 1. ELECTION OF DIRECTORS	To elect Class III Directors: −Melvin F. Parker −Ross S. Niebergall −Jeremy C. Wensinger	FOR each Class III Director Nominee	15
ITEM 2. RATIFICATION OF THE APPOINTMENT OF RSM US LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	To ratify the appointment of RSM US LLP as the Company’s independent registered public accounting firm for fiscal year 2026.	FOR	23
ITEM 3. ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION	To approve, on an advisory basis, the compensation of our named executive officers in fiscal year 2025, as described in the Proxy Statement.	FOR	26

2 V2X | 2026 Proxy Statement

DIRECTORS STANDING FOR ELECTION	INDEPENDENT	COMMITTEE ASSIGNMENT(S)
Melvin F. Parker	YES	Chairman of the Nominating and Governance Committee and Member of the Audit Committee
Ross S. Niebergall	YES	Member of Nominating and Governance Committee
Jeremy C. Wensinger	NO	N/A

NUMBER OF 2025 BOARD AND COMMITTEE MEETINGS
Board	9
Audit Committee	8
Compensation and Human Capital Committee	6
Nominating and Governance Committee	5

INDEPENDENT NON-EXECUTIVE CHAIRMAN

Mary L. Howell

2025 ANNUAL DIRECTOR COMPENSATION AND OWNERSHIP GUIDELINES
Annual Cash Retainer	$105,000
Annual Restricted Stock Retainer	$165,000
Audit Committee Chair – Incremental Compensation	$25,000 Cash Retainer
Compensation and Human Capital Committee Chair – Incremental Compensation	$20,000 Cash Retainer
Nominating and Governance Committee Chair – Incremental Compensation	$15,000 Cash Retainer
Non-Executive Chairman – Incremental Compensation	$62,500 Cash Retainer and $62,500 in Restricted Stock Units
Director Share Ownership Guidelines	5X the Annual Cash Retainer Amount

CURRENT BOARD SIZE

10 Directors

V2X | 2026 Proxy Statement 3

KEY PRINCIPLES	KEY PRACTICES

BOARD INDEPENDENCE

    Independent Chairman (“Non-Executive Chairman” or “Chairman”) of our Board of Directors (“Board” or “Board of Directors”).

    Regular executive sessions of the Board and each Committee without management present.

    Majority of the members of our Board (each a “Director”) are independent and our Board committees are fully independent.

ACCOUNTABILITY TO SHAREHOLDERS	Majority vote standard in uncontested elections and non-cumulative voting standard. No “poison pill” in effect.

ENGAGED BOARD OVERSIGHT

    Restriction on the number of boards of publicly-traded companies on which Directors may serve to avoid over boarding. See “Information About the Board of Directors and Other Matters—Corporate Governance Principles” below.

    Annual evaluations of the Board and its standing committees (each a “Committee”).

    Risk oversight by the Board and Audit Committee, with the Compensation and Human Capital Committee (the “Compensation Committee”) conducting an annual risk review associated with changes to our executive compensation programs as well as an extensive review of our overall executive compensation risk once every 3 years.

    Board regularly reviews its composition as well as Committee structure through the Nominating and Governance Committee and as a result David E. Farnsworth was appointed to the Board effective August 14, 2025 and Nicole B. Theophilus, Gerard A. Fasano and Ross S. Niebergall were each appointed to the Board effective January 7, 2026.

    Annual review by the Board of the Company’s Corporate Governance Principles (the “Corporate Governance Principles”) and of the Committee charters.

    Cyber Incident Response Procedure in place to guide our response to cyber incidents.

EFFECTIVE COMPENSATION CONTROLS

    No excessive perquisites.

    Policy against hedging, speculating or pledging in Company stock.

    Share ownership guidelines for Independent Directors and Section 16 Officers, each as defined below.

    Compensation “clawback” and “recoupment” policies.

    Compensation substantially tied to performance.

4 V2X | 2026 Proxy Statement

WHAT WE DO	WHAT WE DON’T DO

    Use an independent compensation consultant.

    Pay for performance.

    Mitigate compensation risk through oversight by the Compensation Committee of the design and objectives of our executive compensation programs, including an annual risk review associated with changes to our executive compensation programs as well as an extensive review of our overall executive compensation risk once every 3 years.

    Maintain “double trigger” change in control provisions in our equity award agreements and our equity incentive plan that require both consummation of a change in control transaction and termination of employment for accelerated vesting.

    Provide for a minimum vesting period of one year for employee equity grants, and generally provide in our employee award agreements for vesting in equal annual installments over a three-year period for our restricted stock units.

    Reprice stock options.

    Provide tax gross-ups for perquisites or in connection with a change in control; however, tax protection may be provided for costs associated with relocation.

    Guarantee minimum bonus payments.

    Provide for automatic base salary increases.

    Have fixed-term employment arrangements with our named executive officers. All named executive officers are at-will employees.

    Provide a traditional defined benefit pension plan.

V2X | 2026 Proxy Statement 5

INFORMATION ABOUT THIS PROXY STATEMENT AND VOTING

Your vote is very important to us. For this reason, the Board of Directors is furnishing this proxy statement (the “Proxy Statement”) in connection with the solicitation of proxies to vote on matters to be submitted at our 2026 Annual Meeting of Shareholders (the “2026 Annual Meeting”) or at any adjournments, postponements, or continuations thereof. The Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”), this Proxy Statement, the accompanying proxy card, and our Annual Report to Shareholders, which includes the 2025 Annual Report on Form 10-K (the “2025 Annual Report”), were first sent or made available on or about March 19, 2026 to shareholders of record as of the close of business on March 11, 2026 (the “Record Date”).

In this Proxy Statement, unless the context requires otherwise, any of the “Company,” “V2X,” “we,” “us” and “our” refers to V2X, Inc. and its subsidiaries. References throughout this Proxy Statement to “common stock” mean the common stock, par value $0.01 per share, of V2X, unless the context requires otherwise. References and links to websites and other information contained in the Proxy Statement are not provided as active hyperlinks, and the information contained in or accessed through these hyperlinks shall not be incorporated into, or form a part of, this Proxy Statement.

WHY DID I RECEIVE THESE PROXY MATERIALS? AM I ENTITLED TO VOTE?

Beginning on or about March 19, 2026, this Proxy Statement is being mailed or made available, as the case may be, to shareholders who were V2X shareholders as of the Record Date, as part of the Board of Directors’ solicitation of proxies for the 2026 Annual Meeting or any adjournments, postponements, or continuations thereof. You can vote if you owned shares of the Company’s common stock as of the Record Date.

WHY ARE YOU HOLDING A VIRTUAL ANNUAL MEETING?

Our 2026 Annual Meeting will be held solely in a virtual format, which will be conducted via a live webcast. A virtual meeting will enable all shareholders, irrespective of their size or resources, to safely and securely attend and vote at the 2026 Annual Meeting, at no cost. However, you will bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

WHAT ITEMS OF BUSINESS WILL I BE VOTING ON?

You are voting on the following items of business:

1	To elect three Class III Directors as members of the Board of Directors for three-year terms, each as named in this Proxy Statement.
2	To ratify the appointment of RSM US LLP (“RSM”) as the Company’s independent registered public accounting firm for fiscal year 2026.
3	To approve, on an advisory basis, the compensation paid to our named executive officers in fiscal year 2025, as described herein.
4	To transact such other business as may properly come before the meeting or any adjournments, postponements or continuations thereof.

As of the date of this Proxy Statement, the Board of Directors is not aware of any business other than as described in this Proxy Statement that will be presented for a vote at the 2026 Annual Meeting.

6 V2X | 2026 Proxy Statement

HOW DO I VOTE?

BY INTERNET	BY TELEPHONE (FROM U.S.)	BY MAIL

Your vote is important. After reviewing this Proxy Statement, you can either vote via the web portal at the 2026 Annual Meeting or in advance of the 2026 Annual Meeting, whether or not you attend the 2026 Annual Meeting. If you are a registered owner, the proxy card or the “Notice of Internet Availability” will explain how to vote your shares by internet, telephone or mail. Alternatively, if you hold shares through a brokerage firm, trustee, bank, or other financial intermediary or nominee, which is known as holding shares in “street name,” you will receive either a Notice of Internet Availability or a voting instruction form from that broker, trustee, bank, or other financial intermediary or nominee, each of which we refer to as an “intermediary.” The notice or form, as applicable, will explain how to direct the voting of your shares through the intermediary, including the ability to provide voting instructions via the Internet or by telephone.

WHAT IS THE DIFFERENCE BETWEEN A REGISTERED OWNER AND A BENEFICIAL OWNER?

If the shares you own are registered in your name directly with Computershare Trust Company, N.A., our transfer agent, you are the registered owner and the “shareholder of record.” If the shares you own are held in street name, you are considered the “beneficial owner” because someone else holds the shares on your behalf.

IS A LIST OF SHAREHOLDERS AVAILABLE?

The names of shareholders of record entitled to vote at the 2026 Annual Meeting will be available to shareholders at least five business days prior to our 2026 Annual Meeting at our principal executive offices located at 2100 Reston Parkway, Suite 300, Reston, VA 20191, during normal business hours. The list will also be available to shareholders at www.virtualshareholdermeeting.com/VVX2026 during the 2026 Annual Meeting.

WHY DOES THE BOARD SOLICIT PROXIES FROM SHAREHOLDERS?

Since it is impractical for all shareholders to attend the 2026 Annual Meeting and vote at the meeting, the Board of Directors recommends that you appoint the three people named on the accompanying proxy card to act as your proxies at the 2026 Annual Meeting.

HOW DO THE PROXIES VOTE?

The proxies vote your shares in accordance with your voting instructions. If you appoint the proxies but do not provide voting instructions, they will vote your shares as recommended by the Board of Directors. If any other matters not described in this Proxy Statement are properly brought before the meeting for a vote, the proxies will use their discretion in deciding how to vote on those matters.

HOW MANY VOTES DO I HAVE?

You have one vote for every share of common stock that you owned on the Record Date.

V2X | 2026 Proxy Statement 7

HOW DOES THE BOARD OF DIRECTORS RECOMMEND THAT I VOTE ON THE PROPOSALS?

The Board of Directors recommends that you vote:

●	“FOR” the election of each of the Class III Director nominees of the Board of Directors (“Item 1”);
●	“FOR” the ratification of the appointment of RSM as the Company’s independent registered public accounting firm for fiscal year 2026 (“Item 2”); and
●	“FOR” the approval on an advisory basis of the compensation of our named executive officers in fiscal year 2025 (“Item 3”).

WHAT IF I CHANGE MY MIND?

Shareholders of Record: You can revoke your proxy at any time before it is exercised by mailing a new proxy card with a later date or casting a new vote via the Internet or by telephone, as applicable. You can also send a written revocation to the Corporate Secretary of the Company (“Corporate Secretary”) at the V2X Corporate Headquarters, 2100 Reston Parkway, Suite 300, Reston, VA 20191. If you virtually attend the 2026 Annual Meeting, you may vote via the virtual meeting platform and this vote will supersede your previously submitted proxy.

Beneficial Owners: You must contact your intermediary holding your shares and follow its instructions for changing your vote.

WHAT IS A “BROKER NON-VOTE”?

The New York Stock Exchange (“NYSE”) has rules that govern brokers who have record ownership of listed company stock held in brokerage accounts for their clients who beneficially own the shares. Under these rules, brokers who do not receive voting instructions from their clients have the discretion to vote uninstructed shares on certain matters (“discretionary matters”) but do not have discretion to vote uninstructed shares as to certain other matters (“non-discretionary matters”). A broker may cast a vote on behalf of a beneficial owner from whom the broker has not received instructions with regard to discretionary matters but not non-discretionary matters. The broker’s inability to vote with respect to the non-discretionary matters to which the broker has not received instructions from the beneficial owner is referred to as a “broker non-vote.” Under current NYSE interpretations, agenda Item 2, the ratification of RSM as the Company’s independent registered public accounting firm, is considered a discretionary item so your broker has discretion to vote your shares regarding Item 2 in the absence of your voting instructions. Your broker does not have discretion to vote your shares regarding Items 1 and 3, each of which is considered a non-discretionary item. Under Indiana law, the law of the state where the Company is incorporated, broker non-votes and abstentions will be counted at the 2026 Annual Meeting to determine whether there is a quorum present, but broker non-votes and abstentions will have no effect on the outcome of the proposals.

HOW MANY VOTES ARE REQUIRED TO ELECT DIRECTORS OR APPROVE A PROPOSAL?

The Amended and Restated Articles of Incorporation of the Company, as currently in effect (the “Articles”) and the Second Amended and Restated By-Laws of the Company (the “By-Laws”) provide that in uncontested elections, Directors shall be elected by a majority of the votes cast by the shares entitled to vote in the election (that is, the number of votes cast “for” a Director nominee must exceed the number of votes cast “against” that nominee). Accordingly, broker non-votes and abstentions will not have any effect on the election of a Director. Cumulative voting in the election of Directors is not permitted.

Items 2 and 3 are advisory in nature and non-binding on the Company. Items 2 and 3 will be considered to have passed if the votes cast in favor of the proposal exceed the votes cast against the proposal. Abstentions and broker

8 V2X | 2026 Proxy Statement

non-votes will not be counted as votes cast either for or against these proposals, and accordingly will not have any effect on the outcome of the proposals.

WHAT HAPPENS IF A DIRECTOR NOMINEE FAILS TO RECEIVE A MAJORITY OF THE VOTES CAST IN AN UNCONTESTED ELECTION?

Our By-Laws provide that in uncontested elections, any Director nominee who fails to be elected by a majority of the votes cast, but who also is a Director at the time, shall promptly provide a written resignation, as a holdover Director, to the Chairman of the Board or the Corporate Secretary. The Nominating and Governance Committee of the Board of Directors (the “Nominating and Governance Committee”), or the equivalent committee then in existence, shall promptly consider the resignation and all relevant facts and circumstances concerning any vote and the best interests of the Company and its shareholders and make a recommendation to the Board regarding whether to accept or reject the tendered resignation or whether other action should be taken. The Board will act on the Nominating and Governance Committee’s recommendation no later than its next regularly scheduled Board meeting or within 90 days after certification of the shareholder vote, whichever is earlier, and the Board will promptly publicly disclose its decision and the reasons for its decision.

HOW MANY SHARES OF V2X COMMON STOCK ARE OUTSTANDING?

As of the Record Date, 31,270,133 shares of common stock were outstanding and entitled to vote at the 2026 Annual Meeting.

HOW DO I ATTEND THE virtual 2026 ANNUAL MEETING OF SHAREHOLDERS?

Shareholders who wish to attend our 2026 Annual Meeting must log into the virtual meeting platform at www.virtualshareholdermeeting.com/VVX2026 beginning at 7:45 a.m. Eastern Time on May 7, 2026. To be admitted to the meeting as a shareholder of record, you must enter the 16-digit control number found on your proxy card or Notice of Internet Availability. Persons without a control number may attend the 2026 Annual Meeting as guests, but will not have the option to vote their shares or ask questions.

The virtual meeting platform is fully supported across browsers (Firefox, Chrome, Microsoft Edge, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of the applicable software and plugins. Participants should ensure that they have a strong internet connection wherever they intend to participate in the 2026 Annual Meeting.

Participants should also give themselves plenty of time to log in and ensure that they can hear streaming audio prior to the start of the meeting. A replay of the webcast will be available on the Investor Relations page of the Company’s website at https://investors.gov2x.com/overview/default.aspx under the News & Events – Events & Presentations tab until May 7, 2027.

In the event of a technical malfunction or other significant problem that disrupts the 2026 Annual Meeting, the chairman of the meeting may adjourn, recess or expedite the 2026 Annual Meeting or take such other action as the chairman determines in light of the circumstances. If you have difficulty accessing the 2026 Annual Meeting, technicians will be available to assist you. Technical assistance numbers will be available 15 minutes prior to the meeting. Please note that these numbers will be active beginning fifteen minutes prior to the start of the 2026 Annual Meeting.

HOW DO I ASK QUESTIONS AT THE VIRTUAL 2026 ANNUAL MEETING?

Shareholders who log into the virtual meeting platform using the 16-digit control number found on their Notice of Internet Availability, proxy card or voting instruction form may ask questions beginning fifteen minutes before commencement or during the virtual 2026 Annual Meeting by typing their question into the “Ask a Question” box located on the bottom left side of the webcast screen. A representative from V2X will review the questions and

V2X | 2026 Proxy Statement 9

direct them to the appropriate individual at the Company to provide a response during or after the meeting. Questions must comply with the 2026 Annual Meeting procedures and be pertinent to the Company, our shareholders, and the meeting matters. Questions and answers may be grouped by topic and substantially similar questions may be grouped and answered once.

HOW MANY HOLDERS OF V2X OUTSTANDING SHARES MUST BE PRESENT TO HOLD THE ANNUAL MEETING OF SHAREHOLDERS?

In order to conduct business at the 2026 Annual Meeting, it is necessary to have a quorum. The presence virtually or by proxy of holders of a majority of the outstanding shares of common stock entitled to vote will constitute a quorum for the transaction of business at the 2026 Annual Meeting. Abstentions and broker non-votes will be considered present for quorum purposes.

WHO COUNTS THE VOTES? IS MY VOTE CONFIDENTIAL?

Votes will be counted by the Inspector of Election appointed for the 2026 Annual Meeting. The Inspector of Election monitors the voting and certifies the confidentiality of the votes of shareholders, in accordance with our By-Laws.

WHO WILL SOLICIT PROXIES?

Our Directors, officers and other regular employees may solicit proxies. In addition, we have appointed Okapi Partners LLC to help with the solicitation effort. These persons and Okapi Partners LLC may solicit proxies in person, by mail, by telephone or by other electronic communication. Our Directors, officers and other employees will not receive any additional compensation for these activities.

WHO WILL PAY FOR THE COSTS OF THIS PROXY SOLICITATION?

We will pay the full cost of soliciting proxies. We expect to pay Okapi Partners LLC a fee of approximately $12,000 plus reimbursement of expenses to assist with the solicitation, and we will reimburse intermediaries for their costs in sending proxy materials to beneficial owners.

HOW CAN I SUBMIT A PROPOSAL OR NOMINATE A DIRECTOR FOR THE 2027 ANNUAL MEETING OF SHAREHOLDERS?

Rule 14a-8 of the Securities Exchange Act of 1934 (the “Exchange Act”) establishes the eligibility requirements and the procedures that must be followed for a shareholder proposal to be included in a public company’s proxy materials. If you want us to consider including a shareholder proposal in next year’s proxy statement, you must deliver such proposal, in writing, to our Corporate Secretary at our principal executive office on or before November 19, 2026 and comply with applicable eligibility requirements and procedures.

Any other matters, including Director nominations, proposed to be submitted for consideration at the 2027 annual meeting of shareholders (other than a shareholder proposal included in our proxy materials pursuant to Rule 14a-8 under the Exchange Act) must be given in writing to our Corporate Secretary and received at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the date we first sent or made these proxy materials available to shareholders. Therefore, to be presented at our 2027 annual meeting of shareholders, such a proposal must be received on or after November 19, 2026 but not later than December 19, 2026. The proposal must contain specific information required by our By-Laws, which are on file with the U.S. Securities and Exchange Commission (“SEC”) and may be obtained from our Corporate Secretary upon written request. In addition, to comply with the SEC’s universal proxy rules, shareholders who intend to solicit proxies in support of Director nominees other than the Company’s nominees must provide notice in writing to our Corporate Secretary at our principal executive office that sets forth the information required by Rule 14a-19 of the Exchange Act on or before March 8, 2027.

10 V2X | 2026 Proxy Statement

The notice and nomination must meet all other qualifications and requirements of the Company’s Corporate Governance Principles and By-Laws and of Regulation 14A of the Exchange Act. A Director nominee will be evaluated by the Nominating and Governance Committee using the same standards as it uses for all other Director nominees. These standards are discussed in further detail under “Information About the Board of Directors and Other Matters — Director Selection and Composition” below.

WHERE CAN I FIND THE VOTING RESULTS OF THE ANNUAL MEETING OF SHAREHOLDERS?

We will announce preliminary voting results at the 2026 Annual Meeting and will publish final results in a Current Report on Form 8-K, which we expect to file with the SEC within four business days after the 2026 Annual Meeting.

HOUSEHOLDING OF PROXY MATERIALS

SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and notices with respect to two or more shareholders sharing the same address by delivering a single proxy statement or a single notice addressed to those shareholders. This process, which is commonly referred to as “householding,” provides cost savings for companies and is environmentally friendly.

We will deliver only one copy of the proxy materials to multiple shareholders sharing an address unless we have received contrary instructions from one or more of those shareholders. We will, upon written or oral request, promptly deliver a separate copy of the proxy materials to a shareholder at a shared address to which single copies of the documents were delivered. You can make such request by writing to: Corporate Secretary, V2X, Inc., 2100 Reston Parkway, Suite 300, Reston, VA 20191 or by calling 571-481-2000. Shareholders wishing to receive separate copies of the proxy materials in the future or shareholders sharing an address wishing to receive a single copy of proxy materials in the future may also contact our Corporate Secretary as described above. Copies of our 2025 Annual Report, filed with the SEC, are also available without charge to shareholders upon written request to the Corporate Secretary.

Some brokers also household proxy materials, delivering a single proxy statement or notice to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that it will be sending householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or notice, please notify your broker. We also make available, free of charge on our website (https://investors.gov2x.com/financials/sec-filings/) all of our filings that are made electronically with the SEC, including Forms 10-K, 10-Q, and 8-K.

INTERNET AVAILABILITY OF PROXY MATERIALS

In accordance with SEC rules, we are using the Internet as our primary means of furnishing proxy materials to shareholders. Because we are using the Internet, most shareholders will not receive paper copies of our proxy materials. We will instead send these shareholders a Notice of Internet Availability with instructions for accessing the proxy materials, including our Proxy Statement and the 2025 Annual Report, and for voting via the Internet. The Notice of Internet Availability also provides information on how shareholders may obtain paper copies of our proxy materials if they so choose.

V2X | 2026 Proxy Statement 11

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table shows, as of March 5, 2026, the beneficial ownership of V2X common stock, and rights and options exercisable within 60 days of that date (May 4, 2026) by each Director or Director nominee, by each of the named executive officers in the Summary Compensation Table, and by all Directors, Director nominees and current executive officers as a group, as well as each person known to us to beneficially own more than 5% of our outstanding common stock.

Each person or entity has reported sole voting and investment power with respect to the shares beneficially owned by that person or entity, except as otherwise indicated. The percentages below for the beneficial owners holding more than 5% are based on the number of shares of our common stock issued and outstanding as of March 5, 2026, and are based solely on the most recent Schedule 13D or 13G filings with the SEC on behalf of such persons. There were 31,198,562 shares of V2X common stock outstanding on March 5, 2026.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

	Amount and Nature of				Additional Economic
	Beneficial Ownership(1)				Ownership Information
			Total Shares	Percent		Total
	Shares	Right to	Beneficially	Beneficially	Total	Unvested
Name and Address of Beneficial Owner	Owned(2)	Acquire(3)	Owned	Owned	RSUs	Options
5% Shareholders
Vertex Aerospace Holdco LLC(4)	5,017,286	—	5,017,286	16.08%	—	—
FMR LLC(5)	4,726,864	—	4,726,864	15.15%	—	—
BlackRock, Inc.(6)	1,740,104	—	1,740,104	5.57%
Directors, Director Nominees and Named Executive Officers(7)
Mary L. Howell(8)	40,373	—	40,373	*	4,487	—
David E. Farnsworth	—	—	—	*	1,948	—
Gerard A. Fasano	—	—	—	*	838	—
Ross S. Niebergall	—	—	—	*	838	—
Melvin F. Parker	21,946	—	21,946	*	3,254	—
Eric M. Pillmore	44,563	—	44,563	*	3,254	—
Nicole B. Theophilus	—	—	—	*	838	—
Stephen L. Waechter(9)	44,948	—	44,948	*	3,254	—
Phillip C. Widman(10)	42,948	—	42,948	*	3,254	—
Jeremy C. Wensinger	18,550	10,516	29,066	*	61,083	—
Shawn M. Mural	12,028	8,307	20,335	*	23,752	—
L. Roger Mason	—	4,469	4,469	*	13,408	—
Jeremy J. Nance	13,424	4,346	17,770	*	9,143	—
Richard L. Caputo	3,294	3,963	7,257	*	8,239	—
Kenneth W. Shreves(11)	5,965	5,533	11,498	*	8,738	—
All Directors, Director nominees and current executive officers as a group (17 persons)	268,346	41,869	310,215	*	160,674	—

*	Less than 1% of the outstanding shares of common stock.

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(1)	None of the Directors, Director nominees, or named executive officers has pledged V2X shares as security.
(2)	Includes shares for which the named person has sole voting and investment power or shared voting and investment power. Excludes shares that may be acquired through the vesting of RSUs (as defined below) or PSUs (as defined below).
(3)	Includes certain RSUs. Shares of common stock subject to RSUs that will vest within 60 days of March 5, 2026 are deemed outstanding and beneficially owned by the person holding such RSUs for purposes of computing the number of shares and percentage beneficially owned by such person, but are not deemed outstanding for purposes of computing the percentage beneficially owned by any other person.
(4)	As reported on a Schedule 13D/A filed on December 15, 2025, represents (i) 4,550,001 shares of common stock held directly by Vertex Aerospace Holdco LLC (“Vertex Holdco”) and indirectly by American Industrial Partners Capital Fund VI, L.P. (“AIP Fund VI”) and AIPCF VI Vertex Aerospace Funding LP (“Vertex Funding”), (ii) 375,420 shares owned directly by Lightship Capital LLC (“Lightship”) and (iii) 91,865 shares of common stock over which Vertex Holdco holds an irrevocable proxy that entitles it to vote the shares with respect to certain matters, pursuant to the Shareholders Agreement (as defined below). Each of Vertex Holdco, AIP Fund VI, Vertex Funding, and Lightship is under common control of AIPCF VI, LLC (“AIP GP” and together with Vertex Holdco, AIP Fund VI, Vertex Funding, and Lightship, the “AIP Fund Entities”).

Vertex Holdco, AIP Fund VI, and Vertex Funding have shared voting power with respect to 4,641,866 shares of common stock, shared dispositive power with respect to 4,550,001 shares of common stock, and sole voting power and sole dispositive power with respect to 0 shares of common stock. AIP GP has shared voting power with respect to 5,017,286 shares of common stock and shared dispositive power with respect to 4,925,421 shares of common stock, and sole voting power and sole dispositive power with respect to 0 shares of common stock. Lightship has shared voting power and shared dispositive power with respect to 375,420 shares of common stock, and sole voting power and sole dispositive power with respect to 0 shares of common stock. The address of the AIP Fund Entities is c/o American Industrial Partners, 450 Lexington Avenue, 40th Floor, New York, New York 10017.

(5)	As reported on a Schedule 13G/A filed on May 12, 2025, FMR LLC has sole voting power with respect to 4,725,631 shares of common stock, sole dispositive power with respect to 4,726,864.67 shares of common stock, and shared voting power and shared dispositive power with respect to 0 shares of common stock. Abigail P. Johnson is a director, the Chairman and the Chief Executive Officer of FMR LLC. Abigail P. Johnson has sole dispositive power with respect to 4,726,864.67 shares of common stock and sole voting power, shared voting power, and shared dispositive power with respect to 0 shares of common stock. The address for FMR LLC is 245 Summer Street, Boston, MA 02210.
(6)	As reported on a Schedule 13G filed on October 17, 2025, BlackRock, Inc. has sole voting power with respect to 1,695,948 shares of common stock, sole dispositive power with respect to 1,740,104 shares of common stock, and shared voting power and shared dispositive power with respect to 0 shares of common stock. The address for BlackRock, Inc. is 50 Hudson Yards New York, NY 10001.
(7)	The address of each of the Directors and named executive officers listed is c/o V2X, Inc., 2100 Reston Parkway, Suite 300, Reston, VA 20191.
(8)	Includes 40,373 shares held by the Mary L. Howell Revocable Trust.
(9)	Includes 41,901 shares held by the Stephen L. Waechter Living Trust, of which Mr. Waechter is a trustee.
(10)	Includes 10,000 shares held in by the Phillip C. Widman Revocable Trust, of which Mr. Widman is the sole trustee.
(11)	Information for former officers includes their beneficial ownership as of their departure date and updated for all subsequent transactions known to the Company.

V2X | 2026 Proxy Statement 13

Section 16(a) Reports

Section 16(a) of the Exchange Act requires that the Company’s executive officers and Directors, and any persons beneficially owning more than 10% of a registered class of the Company’s equity securities, file reports of ownership and changes in ownership with the SEC within specified time periods. To the Company’s knowledge, based upon a review of the copies of the reports furnished to the Company and written representations by Directors and executive officers that no other reports were required, all Directors, executive officers and persons beneficially owning more than 10% of our common stock timely filed reports required under Section 16(a) of the Exchange Act for the year ended December 31, 2025.

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PROPOSALS TO BE VOTED ON AT THE 2026 ANNUAL MEETING OF SHAREHOLDERS

PROPOSAL 1

ELECTION OF DIRECTORS

Election of Three Class III Director Nominees for Terms of Three Years

Our Articles provide for a classified Board of Directors divided into three designated classes, Class I, Class II and Class III, each serving staggered three-year terms. Our Corporate Governance Principles provide that nominees to the Board must be 75 years old or younger at the time of the shareholder meeting at which the individual would be nominated to serve. Mr. Stephen L. Waechter, currently a Class III Director, will be 76 years old on the date of the 2026 Annual Meeting and will serve until the 2026 Annual Meeting but has not been renominated to remain on the Board. Following the 2026 Annual Meeting, our Board will be composed of nine (9) members. At each annual meeting of shareholders, the successors to the class of directors whose terms expire are elected to serve three-year terms. Directors elected at an annual meeting of shareholders to succeed those Directors whose terms expire are of the same class as the Directors they succeed.

The term of our Class III Directors expires at the 2026 Annual Meeting. The full Board of Directors has considered and nominated three Class III Director nominees, Melvin F. Parker, Ross S. Niebergall, and Jeremy C. Wensinger, for election as Directors at the 2026 Annual Meeting, to serve for three-year terms ending at the 2029 annual meeting of shareholders. The terms of the Class I and Class II Directors will expire at the 2027 and 2028 annual meeting of shareholders, respectively.

COMMITTEE	OTHER PUBLIC
DIRECTOR	MEMBERSHIP	COMPANY
NAME & PRIMARY OCCUPATION	SINCE	INDEPENDENT	AC	CHCC	NGC	BOARDS

CLASS III — DIRECTORS WHO ARE UP FOR RE-ELECTION
ROSS S. NIEBERGALL Former Vice President and Chief Technology Officer, L3Harris Technologies, Inc.	2026			QuantumScape Corporation (NASDAQ:QS)
MELVIN F. PARKER President & CEO, Take The Limits Off, LLC	2014			
JEREMY C. WENSINGER Chief Executive Officer, V2X, Inc.(“CEO”)	2024

CLASS I — DIRECTORS WHOSE TERMS EXPIRE IN 2027

DAVID E. FARNSWORTH CFO, Mercury Systems, Inc.	2025			
PHILLIP C. WIDMAN Former CFO, Terex Corporation	2014				Sturm, Ruger & Co., Inc. (NYSE: RGR)
NICOLE B. THEOPHILUS Chief Administrative Officer of Wabtec Corporation	2026		

V2X | 2026 Proxy Statement 15

CLASS II— DIRECTORS WHOSE TERMS EXPIRE IN 2028
GERARD A. FASANO Former Chief Growth Officer of Leidos Holdings	2026		
MARY L. HOWELL Former Executive Vice President, Textron Inc.	2014				Astec Industries, Inc. (NASDAQ: ASTE)
ERIC M. PILLMORE General Partner, Amore Limited Partnership	2014			

   Chair        Member

AC = Audit Committee      CHCC = Compensation & Human Capital Committee      NGC = Nominating & Governance Committee

INDEPENDENCE	AGE	TENURE

89%	64.3	~5.7
Independent	Years (average)	Years (average)

Represents information for Directors who will continue to serve following the 2026 Annual Meeting.

The election of Directors requires the affirmative vote of a majority of the votes cast by the shares entitled to vote in the election at the 2026 Annual Meeting. Accordingly, abstentions and broker non-votes will not have any effect on the election of a Director.

On July 5, 2022, Vectrus, Inc. completed its merger with Vertex Aerospace Services Holding Corp. (“Vertex”), forming V2X (the “Vertex Transaction” or “Merger”). In connection with the Merger, the Company entered into a shareholders agreement (the “Shareholders Agreement”) with Vertex Holdco, an affiliate of American Industrial Partners Capital Fund VI, LP, and certain other former stockholders of Vertex who became shareholders of the Company (collectively, the “Former Vertex Stockholders”) that, among other things, provided Vertex Holdco and its affiliates to which shares of Company common stock are transferred by a Former Vertex Stockholder (collectively, the “Vertex Holdco Parties”) with director nomination and committee designation rights. Following the closing of the secondary offering on November 13, 2025 (the “November 2025 Offering”), the Vertex Holdco Parties owned 5,841,866 shares, or approximately 18.7%, of the Company’s outstanding common stock for purposes of the Shareholders Agreement. As a result, the Shareholders Agreement automatically terminated and the Vertex Holdco Parties no longer have the rights thereunder, including the right to designate any nominee for election to the Board. For additional information, see “Information About The Board of Directors and Other Matters —  Structure of the Board of Directors,” below.

Board Skills and Experience

The figure below illustrates the key experience, qualifications, and skills of our Director nominees and those Directors who will continue to serve following the 2026 Annual Meeting, based on an analysis performed by an independent third-party firm and on responses to their Directors’ questionnaires. The figure does not encompass all

16 V2X | 2026 Proxy Statement

of the experience, qualifications, attributes, and skills of our Directors, but rather indicates specific areas of importance to the Board of Directors.

CEO/COO/PRESIDENT EXPERIENCE	AEROSPACE AND DEFENSE INDUSTRY EXPERIENCE, GOVERNMENT OR MILITARY	PUBLIC COMPANY EXPERIENCE

FINANCE EXPERTISE/LITERACY	CHIEF TECHNOLOGY OFFICER/CHIEF INFORMATION OFFICER	CHIEF HUMAN RESOURCES OFFICER EXPERIENCE

The Nominating and Governance Committee evaluates the current composition of the Board and determines the desired board experience, skills and attributes to achieve a robust Board of Directors with valuable and varied perspectives. The Nominating and Governance Committee strives to have a Board of Directors that reflects a wide range of experience, qualifications, attributes, and skills. The Nominating and Governance Committee also desires that the Board of Directors encompasses members with diverse backgrounds, perspectives, and experiences. In 2025, the Board retained an independent third party to conduct a skills assessment review of the Board to identify desired skills as part of the Board’s succession planning.

The qualifications and attributes considered by the Board when selecting each of these Directors for nomination are described under the heading “Qualifications” in the respective Director’s biography below. Each of the Class III nominees is currently serving as a Director and has agreed to continue to serve if elected until the earlier of his retirement, resignation or death. If unforeseen circumstances arise before the 2026 Annual Meeting and a nominee becomes unable to serve, the Board of Directors could reduce the size of the Board or nominate another candidate for election. If the Board of Directors nominates another candidate, the proxies could use their discretion to vote for that nominee.

V2X | 2026 Proxy Statement 17

Biographies of Director Nominees

Below is a summary of biographical and committee information as of the date of this Proxy Statement for each of our Director nominees.

ROSS S. NIEBERGALL	DIRECTOR SINCE 2026
DIRECTOR INDEPENDENT AGE: 62 COMMITTEES: ● Nominating and Governance Committee, member

CAREER HIGHLIGHTS

Dr. Niebergall has served as Founder and Principal Consultant of Niebergall LLC since 2025. Dr. Niebergall served as President of the Aerojet Rocketdyne segment for L3Harris Technologies, Inc. (“L3Harris”) (NYSE: LHX), an aerospace and defense technology company, from July 2023 to February 2025. Previously, Dr. Niebergall served as Vice President and Chief Technology Officer of L3Harris from July 2019 to February 2023. He joined Harris Corporation, a major U.S. defense and communications technology company, in 2017, to serve as its Vice President and Chief Technology Officer until the company’s merger with L3 Technologies in 2019.

OTHER AFFILIATIONS AND AWARDS

●
Dr. Niebergall has served as a director of QuantumScape Corporation (NASDAQ: QS) since March 2026.
●
He previously served as a Vice President of Engineering and Technology of the Intelligence, Information and Services unit of Raytheon Technologies Corporation, an aerospace and defense company.

EDUCATION

Dr. Niebergall graduated from the University of Regina in Canada where he received a Bachelor’s degree in mathematics, and from the University of Notre Dame with Master’s and Doctorate degrees in mathematics.

QUALIFICATIONS Dr. Niebergall has extensive experience in technology, innovation and integration as a senior executive for various public companies in the aerospace and defense industry.

MELVIN F. PARKER	DIRECTOR SINCE 2014
DIRECTOR INDEPENDENT AGE: 58 COMMITTEES: ● Nominating and Governance Committee, Chair ● Audit Committee

CAREER HIGHLIGHTS

Mr. Parker has served as President and Chief Executive Officer of Take The Limits Off, LLC, a leadership development, executive coaching and business consulting firm since 2017. From 2016 to 2017, Mr. Parker served as Managing Director for North America for Aggreko plc, the leading global provider of modular, mobile power, and adjacent product solutions. From 2015 to 2016, he served as the Senior Vice President and General Manager for Residential and Commercial Energy Solutions at Enphase Energy, Inc., a global energy technology company. Mr. Parker also served as President of North America for the Brink’s Company and before joining Brink’s he served in leadership positions at Dell, Inc.

OTHER AFFILIATIONS AND AWARDS

●
Mr. Parker is a decorated combat veteran and graduate of the U.S. Army Ranger and Airborne School. He served with distinction in the 82nd Airborne Division at Fort Bragg, North Carolina.
●
He currently serves as a director of Coinstar, LLC, and as director on the board of Team Red White and Blue, a veteran service organization.
●
He is a member of the Executive Leadership Council and was named to the Savoy Top 100 Most Influential Blacks in Corporate America for 2012 to 2014.

EDUCATION Mr. Parker graduated from the United States Military Academy at West Point where he received a Bachelor’s degree in Computer Science.
QUALIFICATIONS Mr. Parker has extensive experience in management and leadership as a senior executive for a number of public companies and has served in the military.

18 V2X | 2026 Proxy Statement

JEREMY C. WENSINGER	DIRECTOR SINCE 2024
DIRECTOR NON-INDEPENDENT AGE: 62 COMMITTEES: ● None.

CAREER HIGHLIGHTS

Mr. Wensinger has served as President, CEO and director of the Company since June 2024. Prior to joining the Company, Mr. Wensinger served as Chief Operating Officer of Peraton, Inc. from 2017 to 2024. Mr. Wensinger has over 35 years of experience in the defense, aerospace and technology industries including leadership positions at Peraton, Inc., PAE Incorporated, GTSI, Cobham PLC and Harris Corporation.

EDUCATION

Mr. Wensinger graduated from Bowling Green State University where he received a Bachelor’s degree and from University of South Florida with a Masters of Business Administration. He completed The General Managers Program at the Harvard Business School.

QUALIFICATIONS Mr. Wensinger has extensive leadership and business management experience in the aerospace and defense industry.

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE “FOR” THE ELECTION OF EACH OF THE THREE PROPOSED CLASS III NOMINEES LISTED ABOVE TO THE V2X BOARD OF DIRECTORS.

BIOGRAPHIES OF CONTINUING DIRECTORS

CLASS I — DIRECTORS WHOSE TERMS EXPIRE IN 2027

DAVID E. FARNSWORTH	DIRECTOR SINCE 2025
DIRECTOR INDEPENDENT AGE: 65 COMMITTEES: ● Audit Committee, Member; ● Nominating and Corporate Governance Committee, Member

CAREER HIGHLIGHTS

Mr. Farnsworth has served as the Chief Financial Officer of Mercury Systems, Inc., an aerospace and defense company, since 2023. He previously served as Chief Financial Officer of HawkEye 360, a radio frequency data analytics company from 2020 to 2023. Prior to that, Mr. Farnsworth held several roles within Raytheon Company, an aerospace and defense company, including Vice President and Chief Financial Officer of its Integrated Defense Systems business from 2018 to 2020; Chief Financial Officer of its Intelligence, Information and Services segment from 2015 to 2018; and Chief Financial Officer of its Technical Services business from 2008 to 2013.

OTHER AFFILIATIONS AND AWARDS

●
Mr. Farnsworth currently serves on the board of USA Diving, the national governing body for the sport of diving.
●
Mr. Farnsworth formerly served on the board of Merrimack Valley Credit Union, a state-chartered community credit union.

EDUCATION Mr. Farnsworth graduated from the Wharton School at the University of Pennsylvania where he received Bachelor’s degree and from Boston University with a Masters of Business Administration.
QUALIFICATIONS Mr. Farnsworth has extensive experience in finance and management and has experience serving as a chief financial officer of a public company.

V2X | 2026 Proxy Statement 19

NICOLE B. THEOPHILUS	DIRECTOR SINCE 2026
DIRECTOR INDEPENDENT AGE: 55 COMMITTEES: ● Compensation and Human Capital Committee, Member

CAREER HIGHLIGHTS

Ms. Theophilus has served as Executive Vice President and Chief Administrative Officer of Wabtec Corporation (“Wabtec”) (NYSE: WAB), a global provider of equipment, systems, digital solutions and value-added services, since July 2024. She previously served as Wabtec’s Executive Vice President and Chief Human Resources Officer from August 2020 to March 2024. She was also the Executive Vice President and Chief Human Resources Officer for West Corporation from April 2016 to February 2018.

OTHER AFFILIATIONS AND AWARDS

●
Ms. Theophilus serves as a director of the Wabtec Foundation, the philanthropic impact arm of Wabtec.
●
She also serves as a Chair of the Board and member of Budget and Compensation Committee of Midwest Housing Equity Inc.
●
She is a member of the board of Pittsburgh Symphony Orchestra and of Leadership Pittsburgh.

EDUCATION

Ms. Theophilus graduated from Drake University where she received a Bachelor’s and Master of Business Administration degrees and from University of Nebraska College of Law with a Juris Doctor.

QUALIFICATIONS

Ms. Theophilus has extensive experience in leading the Human Resources function, including overseeing global acquisitions, organizational redesigns and cultural transformations, and in serving as a senior executive for a number of public companies.

PHILLIP C. WIDMAN	DIRECTOR SINCE 2014
DIRECTOR INDEPENDENT AGE: 71 COMMITTEES: ● Audit Committee, Chair ● Compensation and Human Capital Committee, Member

CAREER HIGHLIGHTS

Mr. Widman served as Senior Vice President and Chief Financial Officer of Terex Corporation from 2002 to his retirement in 2013. From 2001 to 2002, he was an independent consultant and from 1998 to 2001, he served as Executive Vice President and Chief Financial Officer of Philip Services Corporation.

OTHER AFFILIATIONS AND AWARDS

●
Mr. Widman has served since January 2010 as a director of Sturm, Ruger & Co., Inc. (NYSE: RGR), where he is the lead vice chairman and a member of the audit and compensation committees.
●
He served as a director of ENVIRI Corporation (NYSE: NVRI) from 2014 to 2025.

EDUCATION Mr. Widman graduated from University of Michigan where he received a Bachelor of Business Administration degree and from Eastern Michigan University with a Masters of Business Administration.

QUALIFICATIONS

Mr. Widman has extensive experience in finance and management and has experience serving as a chief financial officer and senior executive of several companies. Mr. Widman currently serves as a director of other public companies and has served as chair of several audit committees.

20 V2X | 2026 Proxy Statement

CLASS II — DIRECTORS WHOSE TERMS EXPIRE IN 2028

GERARD A. FASANO	DIRECTOR SINCE 2026
DIRECTOR INDEPENDENT AGE: 61 COMMITTEES: ● Audit Committee, member

CAREER HIGHLIGHTS

Mr. Fasano has served as a consultant with Veritas Capital Fund Management, LLC since 2025. Mr. Fasano served as Executive Vice President, Chief Growth Officer of Leidos Holdings, Inc. (NYSE: LDOS), a technology, engineering, and consulting company, from January 2024 to April 2025. Previously, he served as President for Leidos’ Defense Group from October 2018 to January 2024. Mr. Fasano also served as Chief of Business Development and Strategy Officer of Leidos from 2016 to 2018.

OTHER AFFILIATIONS AND AWARDS

●
Mr. Fasano has served as a member of the board of trustees of Hampton University since 2025.
●
He has also served as a member of the advisory board of Villanova University, College of Engineering, since 2016.

EDUCATION Mr. Fasano graduated from Villanova University where he received a Bachelor’s degree and a Master’s degree in electrical engineering.

QUALIFICATIONS

Mr. Fasano has extensive experience in mergers and acquisitions, running large operations, and in business development and transformation as a senior executive for a number of public companies.

MARY L. HOWELL	DIRECTOR SINCE 2014
NON-EXECUTIVE CHAIRMAN OF THE BOARD OF DIRECTORS INDEPENDENT AGE: 73 COMMITTEES: ● None

CAREER HIGHLIGHTS

Ms. Howell serves as our Non-Executive Chairman. She served as Chief Executive Officer of Howell Strategy Group, an international consulting firm, from 2010 to 2024. Ms. Howell also served as Executive Vice President of Textron Inc. from 1995 to 2009, and on its Management Committee responsible for running the overall business.

OTHER AFFILIATIONS AND AWARDS

●
Ms. Howell has served since 2019 as a director of Astec Industries, Inc. (NASDAQ: ASTE), where she also is a member of the compensation committee and chairs the nominating and corporate governance committee.
●
She formerly served as a director of Esterline Corporation, where she served as lead director from 2016 to 2019.
●
She is actively involved on foreign policy issues and serves as a lifetime director of the Atlantic Council.
●
In 2008, Ms. Howell received the Charles Ruch Semper Fidelis Award and in 2010 became an Honorary Marine.

EDUCATION Ms. Howell graduated from the University of Massachusetts at Amherst where she received a Bachelor of Science degree.
QUALIFICATIONS Ms. Howell has extensive leadership experience in business management and has also served as a director of other public companies in the aerospace and defense industry.

V2X | 2026 Proxy Statement 21

ERIC M. PILLMORE	DIRECTOR SINCE 2014
DIRECTOR INDEPENDENT AGE: 72 COMMITTEES: ● Compensation and Human Capital Committee, Chair ● Audit Committee, Member

CAREER HIGHLIGHTS

Mr. Pillmore has served as General Partner of Amore Limited Partnership since 2020 and as President of Pillmore Consulting, LLC since 2008. From 2010 to 2014, Mr. Pillmore served as senior advisor to the Center for Corporate Governance of Deloitte LLP, which provides board governance services to global clients. Mr. Pillmore was Senior Vice President of Corporate Governance of Tyco International Corporation from 2002 to 2007. Mr. Pillmore held CFO positions at Multilink Technology Corporation, McData Corporation, and General Instrument Corporation from 1996 to 2002. He also spent 17 years with General Electric Company.

OTHER AFFILIATIONS AND AWARDS ● Mr. Pillmore spent four years as a naval officer. ● He currently serves as a member of the board of the Colson Center and Faith Aid.

EDUCATION

Mr. Pillmore graduated from the University of New Mexico where he received a Bachelor’s degree in Business Administration and from Villanova University with a Master of Business Administration.

QUALIFICATIONS

Mr. Pillmore has extensive experience in corporate governance and finance, which includes advising boards of both private and public companies on corporate governance and serving as chief financial officer of several companies.

22 V2X | 2026 Proxy Statement

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2026

Under the charter of the Audit Committee of the Board of Directors (the “Audit Committee”), the Audit Committee is directly responsible for the appointment, compensation, retention, termination, and oversight of work of the independent auditor in preparing or issuing an audit report or performing other audit, review or attest services for the Company. As such, shareholder ratification is not required for appointing RSM as our independent registered public accounting firm for the fiscal year ending December 31, 2026. Although shareholder ratification is not required by our organizational documents, or applicable law, the Board believes that it is a sound corporate governance practice to seek shareholder ratification of the appointment of RSM.

If our shareholders fail to ratify this appointment, the Audit Committee may reconsider its selection; however, it is under no obligation to engage a different independent registered public accounting firm. Even if the appointment is ratified, the Audit Committee retains discretion to appoint a new independent registered public accounting firm at any time if the Audit Committee concludes such a change would be in the best interests of the Company and its shareholders. We expect that representatives of RSM will virtually attend the 2026 Annual Meeting. Representatives of RSM may respond to appropriate questions from shareholders at the meeting or make a statement, if requested. RSM is a registered public accounting firm with the Public Company Accounting Oversight Board (“PCAOB”).

The Audit Committee also reviewed the terms and conditions of RSM’s engagement letter. The Audit Committee discussed these considerations as well as RSM’s fees and services with RSM and our management.

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INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES

RSM served as the independent registered public accounting for the fiscal years ended December 31, 2025 and 2024. For fiscal years 2025 and 2024, we paid RSM fees totaling $3,467,212 and $4,045,841, respectively, which represent fees billed to us by RSM and their respective affiliates.

	Fiscal Year Ended December 31
	2025 ($)	2024 ($)
Audit Fees(1)	3,277,212	3,924,140
Audit-Related Fees(2)	190,000	120,000
Tax Fees(3)	—	1,701
All Other Fees(4)	—	—
Total	3,467,212	4,045,841

(1)	Fees for audit services billed in 2025 and 2024 consisted of:
●	Audit of our annual consolidated financial statements;
●	Audit of our internal controls pursuant to Section 404 of the Sarbanes-Oxley Act of 2002;
●	Reviews of our quarterly financial statements; and
●	Statutory required audits.
(2)	Fees for audit-related services billed in 2025 consisted of work related to secondary offerings and a Form S-8 filing, and in 2024 consisted of work related to secondary offerings.
(3)	Fees for tax services billed in 2025 and 2024 consisted of tax compliance services.
(4)	No fees were billed to V2X for all other services in 2025 or 2024.

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

The Audit Committee has adopted the Audit Services, Audit Related and Non-Audit Services Policy relating to Independent Auditors (the “Pre-Approval Policy”) to delineate circumstances where our independent registered public accounting firm or its affiliates may perform audit services, audit related services and non-audit services and when such services require approval. The Pre-Approval Policy is reviewed and reaffirmed on a regular basis to help ensure compliance with applicable rules.

The Pre-Approval Policy permits the independent registered public accounting firm to provide certain services under a threshold fee amount without requiring the Audit Committee’s pre-approval. The specific categories of audit services, audit-related services and tax services that RSM may provide without further pre-approval, subject to the applicable fee threshold, include, among others, the following:

1.	Professional services rendered for the audits of our consolidated financial statements, reviews of our quarterly consolidated financial statements and statutory audits, certain audit and attest services;
2.	Employee benefit plan independent audits and preparation of tax returns for certain employee benefit plans; and
3.	Tax compliance and certain tax planning services.

The Audit Committee must pre-approve any audit services (excluding the annual audit services engagement and audit of employee benefit plans), audit related services and non-audit services if they exceed the applicable threshold amount. However, if such billable fees are expected to be below a specified threshold, the Chair of Audit Committee may approve the fees and report to the full Audit Committee at its next regularly scheduled meeting. The Pre-Approval Policy also provides for the Audit Committee to review the fees paid or committed to the

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independent registered public accounting firm at least on an annual basis and additionally as required. The Audit Committee pre-approved all services that RSM provided as our independent registered public accounting firm in 2025. The Audit Committee requires, where practical, that all non-audit services be first placed for competitive bid prior to selection of a service provider.

We may not engage RSM to provide the services described below:

1.	Bookkeeping or other services related to the accounting records or financial statements of the Company;
2.	Financial information systems design and implementation;
3.	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports (subject to allowable exceptions under SEC independence rules);
4.	Actuarial services;
5.	Internal audit services;
6.	Management functions or human resources services;
7.	Broker-dealer, investment adviser or investment banking services; or
8.	Legal services and other expert services unrelated to the audit.

Employees of RSM who are senior manager level or above, or lead or engagement quality review partners or other significant audit partners and who have had any involvement with us in the independent audit, may not be employed by us in any capacity for a period of two years after the termination of their activities on our account.

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF RSM AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2026.

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PROPOSAL 3

NON-BINDING ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

In accordance with the requirements of Section 14A of the Exchange Act and the related rules of the SEC, we are including in this Proxy Statement a separate resolution subject to shareholder vote to approve, in a non-binding vote, the compensation of our named executive officers in fiscal year 2025 as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K. The text of the resolution in respect of Proposal 3 is as follows:

“RESOLVED, that the compensation paid to the Company’s named executive officers in fiscal year 2025 as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables, and any related narrative discussion, is hereby APPROVED.”

At our 2025 annual meeting, our shareholders overwhelmingly approved our named executive officer compensation, with approximately 99.1% of the votes cast in favor of the proposal. We value this endorsement by our shareholders and believe that the outcome demonstrates the support of our shareholders for our compensation programs.

In considering their vote, shareholders may wish to review with care the information on our compensation policies and decisions regarding the named executive officers presented under “Compensation Discussion and Analysis” below. In particular, shareholders should note that the Compensation Committee bases its executive compensation decisions on the following key objectives:

●	align executive and shareholder interests by providing incentives tied to our adjusted earnings before interest, taxes, depreciation, and amortization (“EBITDA”), bookings, and days sales outstanding (“DSO”), as well as total shareholder return (“TSR”) relative to a peer group of companies in similar industries and adjusted earnings per share (“Adj. EPS”);
●	achieve long-term shareholder value creation without undue business risk;
●	attract, motivate and retain talented industry leaders, recognizing the extremely competitive nature of the industry in which we operate; and
●	maintain compensation programs and practices that are competitive with and comparable to the compensation programs and practices of peer companies in the industry in which we operate and other comparable companies.

While the results of the vote are not binding on the Board of Directors and are only advisory in nature, the Board of Directors intends to carefully consider the results of the vote. The Board of Directors has adopted a policy providing for an annual advisory vote on executive compensation. Unless the Board of Directors modifies this policy, the next advisory vote on executive compensation will occur at the 2027 annual meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS IN FISCAL YEAR 2025.

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SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table sets forth information concerning the shares of common stock that may be issued under equity compensation plans as of December 31, 2025.

(c) Number of Securities
Remaining Available
	(a) Number of Securities				for Future Issuance
	to be Issued Upon		(b) Weighted-Average		Under Equity
	Exercise of Outstanding		Exercise Price of		Compensation Plans
	Options, Warrants		Outstanding Options,		(Excluding Securities
Plan Category	and Rights (millions)		Warrants and Rights ($)		Reflected in Column (a)) (millions)
Equity Compensation Plans Approved by Security Holders	0.01	(1)	21.19	(2)	1.3	(3)
Equity Compensation Plans Not Approved by Security Holders	—		—		—
Total	0.01		21.19		1.3

(1)	The weighted-average remaining contractual life of the total number of outstanding options was 0.76 years as disclosed in Note 15 to the Consolidated Financial Statements in the Company’s 2025 Annual Report on Form 10-K. V2X has RSU and PSU awards outstanding covering .78 million shares as of December 31, 2025. When added to the 0.01 million options outstanding, V2X has awards outstanding as of December 31, 2025 covering a total of .79 million shares.
(2)	The weighted-average exercise price pertains only to 0.01 million outstanding options and excludes outstanding RSUs and PSUs (which do not have an exercise price).
(3)	As of December 31, 2025, the number of shares of common stock available for future issuance under the Third Amendment and Restatement of the V2X, Inc. 2014 Omnibus Incentive Plan (effective as of February 27, 2025) (the “2014 Omnibus Plan”), with respect to options and RSU and PSU awards was approximately 1.3 million shares, which is set forth in the table.

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INFORMATION ABOUT THE BOARD OF DIRECTORS AND OTHER MATTERS

STRUCTURE OF THE BOARD OF DIRECTORS

Our Articles provide that the Board of Directors is divided into three classes that are as nearly equal in number as possible. The current terms of the Class III Directors expire at the 2026 Annual Meeting, and the current terms of the Class I and Class II Directors will expire at the annual meeting of shareholders in 2027 and 2028, respectively, and in each case, when any successor has been duly elected and qualified. Upon the expiration of each term, Directors will subsequently serve three-year terms if they are renominated and reelected. The Class III Directors nominated for three-year terms are Melvin F. Parker, Ross S. Niebergall and Jeremy C. Wensinger. The Class II Directors are Mary L. Howell, Gerard A. Fasano and Eric M. Pillmore. The Class I Directors are David E. Farnsworth, Nicole B. Theophilus and Phillip C. Widman.

Effective March 17, 2025, Abbas O. Elegba resigned from his position and was replaced by Mr. Ransom as a Class III Director of the Board. Mr. Elegba’s resignation was not a result of any disagreement with the Company on any matter relating to its operations, policies or practices.

During 2025, the Vertex Holdco Parties completed the following sales of shares of common stock which resulted in changes to the Board composition pursuant to the Shareholders Agreement:

●	In connection with the August 11, 2025 sale, effective August 14, 2025, Mr. Jordan F. Ransom and Ms. Lee E. Evangelakos resigned from their positions as a Class III Director and a Class I Director of the Board, respectively;
●	In connection with the September 11, 2025 sale, effective October 30, 2025, Neil D. Snyder resigned from his position as a Class II Director of the Board;
●	In connection with the November 13, 2025 sale, effective November 13, 2025, Dino M. Cusumano and Joel M. Rotroff resigned from their positions as Class I and Class II Directors of the Board, respectively.

Following the November 13, 2025 sale, the Shareholders Agreement automatically terminated. Consequently, the Vertex Holdco Parties no longer have the right to designate any nominee for election to the Board. None of the above resignations were as a result of any disagreement with the Company on any matter relating to its operations, policies or practices.

Effective August 14, 2025, Mr. Farnsworth was appointed as a Class I Director of the Board and to serve on the Audit and Nominating and Governance committees. Effective January 7, 2026, Ms. Theophilus, Mr. Fasano and Dr. Niebergall were appointed as Class I, Class II and Class III Directors of the Board, respectively. In addition, the Board appointed Ms. Theophilus as a member of the Compensation Committee, appointed Mr. Fasano as a member of the Audit Committee, and appointed Dr. Niebergall as a member of the Nominating and Governance Committee.

Our Corporate Governance Principles provide that nominees to the Board must be 75 years old or younger at the time of the shareholder meeting at which the individual would be nominated to serve. Mr. Stephen L. Waechter will be 76 years old on the date of the 2026 Annual Meeting and will serve until the 2026 Annual Meeting but has not been renominated to remain on the Board. The choice to not renominate Mr. Waechter was not a result of any disagreement with the Company on any matter relating to its operations, policies or practices.

The Nominating and Governance Committee and the Board of Directors regularly review our corporate governance practices to ensure that such practices, including the procedures for the election of Directors, remain in the best interests of the Company, its shareholders and other relevant constituencies. The Board of Directors believes that its

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classified structure, which was implemented in 2014 when the Company became an independent, publicly traded company, provides important governance benefits, including stability and continuity in the leadership of the business and affairs of the Company. A classified board also allows the Company to focus on its long-term growth strategies and commitment to long-term shareholder value. The Board also recognizes the benefit of providing our shareholders an opportunity to vote on the performance of all our Directors on an annual basis. However, after careful consideration, the Board believes that, at this time, the Company will continue to benefit from the classified board structure but will continue to review this structure periodically for appropriateness. The Company has opted out of the Indiana mandatory classified board structure requirements.

During 2025, the Board of Directors held a total of 9 meetings. Additionally in 2025, 8 meetings of the Audit Committee, 5 meetings of the Nominating and Governance Committee, and 6 meetings of the Compensation Committee were held. In 2025, all Directors, except for Mr. Ransom, attended at least 75% of the aggregate of all meetings of the Board and Committees on which they served during the period served. Mr. Ransom attended 2 of the 3 board meetings (66.66%) held before his resignation from the Board effective August 14, 2025. In conjunction with the regular meetings, those Directors who are not employees of V2X met in executive session (without management) at each of the regularly scheduled Board meetings during the year. The Non-Executive Chairman presides over these executive sessions of the Board. Our Corporate Governance Principles provide that all Directors are expected to make every effort to attend the annual meeting of shareholders. All Directors attended the 2025 annual meeting of shareholders.

DIRECTOR INDEPENDENCE

Under NYSE rules, independent directors must comprise a majority of a listed company’s board of directors. In addition, NYSE rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating committees must be independent.

Under the NYSE rules, for a director to be considered independent under the NYSE listing standards, a director cannot have any of the disqualifying relationships enumerated by those standards. Furthermore, a director is independent only if our Board makes an affirmative determination that the director has no material relationship with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company) that could bar their independence.

The Board annually determines the independence of each of our Directors and nominees. The Nominating and Governance Committee reviews and considers all relevant facts and circumstances with respect to the independence of each Director, including the Class III Directors standing for election, prior to recommending selection as part of the slate of Directors presented to the shareholders for election at the Company’s annual meeting of shareholders. The Nominating and Governance Committee reviews its recommendations with the full Board, which separately considers and evaluates the independence of Directors standing for re-election using the standards described above. Each year, the Company’s Directors and officers complete questionnaires designed to assist the Board with determining independence, including eliciting information about potential related person transactions. Additionally, Directors and executive officers must promptly advise the Corporate Secretary if there are any changes to the information previously provided.

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The Board of Directors has determined that all of our Directors, other than Mr. Wensinger, are independent directors as that term is defined under NYSE rules (“Independent Directors”). The Board of Directors has determined that Mr. Wensinger, as the Company’s President and CEO, is not an independent director as that term is defined under NYSE rules.

The Audit Committee charter and rules of the NYSE and SEC require that members of the Audit Committee also satisfy separate independence tests, namely that they (i) not accept directly or indirectly any consulting, advisory or other compensatory fee from the Company including its subsidiaries other than their Directors’ compensation, and (ii) not be an affiliated person of the Company. The Board of Directors has determined that all of the members that currently serve (Messrs. Farnsworth, Fasano, Parker, Pillmore and Widman) or served (Mr. Waechter) on the Audit Committee in 2025 satisfy these separate independence tests. Accordingly, the Audit Committee remains composed entirely of members who are independent under these rules.

The NYSE rules require that the Board consider all factors specifically relevant to determining whether a member of the Compensation Committee has a relationship to the listed company that is material to that director’s ability to be independent from management in connection with the duties of a member of the Compensation Committee. The Board must consider (i) the sources of compensation of the director, including any consulting, advisory or other compensatory fee paid by the listed company to such director; and (ii) whether such director is affiliated with the listed company or any of its subsidiaries or their affiliates. The Board of Directors has determined that all of the members that currently serve (Messrs. Pillmore, Waechter and Widman and Ms. Theophilus) or served (Messrs. Rotroff and Snyder) on the Compensation Committee in 2025 satisfy these separate independence tests. Accordingly, the Compensation Committee remains composed entirely of members who are independent under these rules.

RESPONSIBILITIES OF THE BOARD OF DIRECTORS

The Board of Directors is elected by the Company’s shareholders to oversee the actions and results of management. In discharging its responsibilities, the Board acts in the best interests of the Company and its shareholders. In this oversight role, the Board serves as the decision-making body of the Company, except for those matters reserved to or shared with the shareholders. The Board of Directors, directly and through its appropriate committees, is expected to, among other things:

●	Ensure continuity of leadership;
●	Review management’s strategic plans and ensure that adequate capital and managerial resources are available to implement the strategies adopted;
●	Oversee and evaluate management’s systems for internal control and financial reporting disclosures;
●	Provide appropriate overall oversight of the Company’s risk profile and management control; and
●	Review the Company’s businesses to ensure that they are conducted in conformity with applicable laws and regulations.

In connection with its responsibility for overseeing the affairs of the Company, the Board seeks to keep itself informed about the Company’s business and strategies. The Nominating and Governance Committee oversees the development of the CEO succession plan for consideration by the Board in line with corporate best practices.

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CORPORATE GOVERNANCE PRINCIPLES

The Board of Directors has adopted Corporate Governance Principles for the Company, which provide a general framework for the governance of the Company. The Board of Directors is responsible for selecting the Chairman of the Board and the CEO in any way it considers in the best interests of the Company and its shareholders. Our Corporate Governance Principles provide that nominees must be 75 years old or younger at the time of the shareholder meeting at which the individual would be nominated to serve. However, if such nominees seeks an exemption from such qualification, the Board may consider an exception. The Corporate Governance Principles further provide that Directors must be able to devote the requisite time for preparation and attendance at regularly scheduled Board of Directors and Committee meetings, as well as be able to participate in other matters necessary for good corporate governance.

To help ensure that Directors are able to fulfill their commitments to the Company, the Corporate Governance Principles provide that Directors who are chief executive officers of publicly-traded companies, including at V2X, may not serve on the board of directors of more than two public companies (including the V2X Board of Directors), and other Directors may not serve on more than four public company boards (including the V2X Board of Directors). No member of the Audit Committee may serve on the audit committee of more than three public companies, including the Company, unless the Board of Directors (i) determines that such simultaneous service would not impair the ability of such member to effectively serve on the Audit Committee and (ii) discloses such determination either on or through the Company’s website or in the annual proxy statement. Directors must notify the Corporate Secretary prior to accepting an invitation to join another board of a public or private company. The Nominating and Governance Committee must provide prior review and pre-approve any officers’ (as defined in Rule 16a-1(f) of the Exchange Act as determined by the Board (“Section 16 Officers”)) position on the board of a publicly-traded company or privately held company. The Nominating and Governance Committee annually reviews and recommends to the Board any changes to the Corporate Governance Principles and committee charters, and the Board reviews such proposed changes annually or more often, as the Board deems necessary or appropriate. The Corporate Governance Principles and committee charters are posted on the Company’s website at https://investors.gov2x.com/governance/governance-documents/. A copy of the Corporate Governance Principles will be provided, free of charge, to any shareholder upon request to the Corporate Secretary.

LEADERSHIP STRUCTURE

The Board of Directors believes that the decision as to whether to combine or separate the CEO and Chairman of the Board positions will depend on the facts and circumstances facing the Company at a given time and could change over time. In today’s challenging economic and regulatory environment, Directors, more than ever, are required to spend a substantial amount of time and energy in successfully navigating a wide variety of issues and in guiding the policies and practices of the companies they oversee. Although we do not have a formal policy with respect to separation of the Chairman of the Board and CEO positions, we believe that separating these positions allows our President and CEO to focus on running the day-to-day operations of our Company while allowing our Chairman of the Board, who is an independent director, to devote her time to matters of Board oversight. The Board believes that its organizational structure provides a framework for it to provide independent leadership and engagement while ensuring appropriate insight into the operations and strategic issues of the Company. In addition, the Board believes that the Company’s current leadership structure contributes to the Board’s role in risk oversight of the Company.

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COMMUNICATION WITH THE BOARD OF DIRECTORS

Interested parties, including shareholders, may contact the Non-Executive Chairman, all independent Directors as a group, the entire Board of Directors, a committee of the Board of Directors or an individual Director by submitting a letter to the desired recipient in a sealed envelope labeled “Non-Executive Chairman,” “Independent Directors,” “Board of Directors,” or with the name of the Board Committee or a specific Director. This sealed envelope should be placed in a larger envelope and mailed to: Corporate Secretary, V2X, Inc., 2100 Reston Parkway, Suite 300, Reston, VA 20191. The Corporate Secretary will forward the sealed envelope to the designated recipient. Junk mail, advertisements, resumes, spam and surveys will not be forwarded to the Board or Board members. Abusive, threatening or otherwise inappropriate materials will also not be forwarded.

SHAREHOLDER OUTREACH

We believe it is important to maintain an open dialogue with the Company’s shareholders to understand their views on the Company, its strategy, governance, and compensation practices. The Company has a program to communicate with our institutional investors on a variety of topics throughout the year to seek input and provide perspective on Company policies and practices and to ensure we are addressing any questions and concerns.

Our shareholder and investor outreach and engagement takes several forms. We participate in various investor conferences and analyst meetings, host our own investor events, hold quarterly earnings calls, which are webcast and posted to our investor relations website, and meet with investors in multiple forums, including equity capital market events and conferences. We report our investors’ views and feedback to the Board.

In addition, our Corporate Secretary and Investor Relations teams jointly conducted a shareholder outreach program focused on corporate governance, executive compensation, and sustainability. Through this outreach program, we contacted our 15 largest institutional shareholders who beneficially owned, in the aggregate, approximately 50% of our common stock held by non-Vertex Holdco shareholders. The purpose of this outreach program was to better identify and understand the relevant governance topics that were most important to our shareholders. We discussed topics such as our board composition, board risk oversight, executive compensation, and our environmental program with our shareholders, shared our respective views on those topics and enhanced our public disclosures to reflect the shareholder feedback.

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BOARD AND COMMITTEE ROLES IN RISK OVERSIGHT

BOARD OF DIRCTORS

The Board, through its Audit Committee, is responsible for assuring that there is appropriate overall oversight of the Company’s risk profile and management control. In addition, each Director is expected to be sufficiently familiar with the significant risks faced by the Company.

AUDIT COMMITTEE 

The Audit Committee is responsible for reviewing and discussing with management the key guidelines and policies governing the significant processes for risk assessment and risk management, major financial risk exposures and the steps management has taken to monitor and control such exposures, and other significant business risks. The Audit Committee’s risk oversight responsibilities also include reviews of the Company’s cyber security program and cyber risk assessment. The Audit Committee reviews reports relating to the cybersecurity program, including on cyber incident response processes as well as on emerging cybersecurity developments and threats. In addition, in accordance with regulatory requirements, the Audit Committee approves, at least annually, any decision of the Company to enter into uncleared swaps.

The internal audit function provides regular updates to the Audit Committee on the Company’s global risk profile, and reports directly to the Chair of the Audit Committee and reports on an administrative basis to the Chief Financial Officer (“CFO”). The Audit Committee and the Board of Directors monitor financial liquidity and financing risk. The Audit Committee also oversees the Company’s ethics and compliance programs, including a review of its Code of Conduct and policies and procedures to promote compliance with applicable legal and regulatory requirements.

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NOMINATING AND GOVERNANCE COMMITTEE 	COMPENSATION AND HUMAN CAPITAL COMMITTEE 

The Nominating and Governance Committee provides oversight of sustainability matters, including environmental, safety and health matters, and reviews periodic reports from management on these matters.

The Compensation and Human Capital Committee considers enterprise risk factors and other risk factors in establishing appropriate compensation design and objectives, and structures overall compensation so that unnecessary or excessive risk-taking behavior is discouraged, and behaviors correlated with long-term value creation are encouraged. In 2024, the Compensation Committee directed Pay Governance LLC (“Pay Governance” or the “Compensation Consultant”) to update its in-depth risk profile review of the Company’s executive compensation programs, including benchmarking our executive compensation against our peer group. In addition to the Compensation Committee’s annual risk review associated with changes to our executive compensation programs, this extensive review of our overall executive compensation risk is conducted once every 3 years.

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ANNUAL DIRECTOR EVALUATIONS

As required by our Corporate Governance Principles, the Board annually assesses its performance. In addition, each Committee conducts an annual evaluation of its performance pursuant to its charter. The Nominating and Governance Committee oversees and administers the annual performance evaluation process, including review and oversight of the appropriate methods, tools and questions used for conducting the evaluations of the performance of the Board and each Committee of the Board.

	ANONYMOUS SURVEYS CONDUCTED		SURVEY RESULTS REVIEWED

The Nominating and Governance Committee reviewed survey questions to ensure that they were appropriate and the Board members completed the anonymous surveys that were used for the evaluation of both the Board as a whole and each Committee. The surveys were designed to provide information pertaining to board culture, accountability, board information, meeting dynamics and overall effectiveness of the Board and the Committees. To obtain management’s perspective on the Board’s effectiveness, the Company’s CFO also answered survey questions pertaining to the Board’s culture and accountability.

			The Board and each Committee reviewed and discussed during executive sessions the specific results of the surveys and any actions needed based on this feedback.
1				2



FEEDBACK INCORPORATED

These evaluations have found that the Board and its committees are operating effectively. In response to both formal and informal feedback from our Board, Committees and management, we continue to provide information on topics identified by directors as desired areas of increased focus including long-term corporate strategy and overall corporate governance and Board oversight.

The Board discussed feedback with the CEO in a private session of the Board. The Nominating and Governance Committee will continue to evaluate the appropriateness of the methods, tools, and questions for future annual evaluations.

3

DIRECTOR SELECTION AND COMPOSITION

Directors of the Company must be persons of integrity, and, in the aggregate, should possess a broad range of personal characteristics, attributes and experiences appropriate for an effective Board. In addition, the Corporate Governance Principles state that, as part of the membership criteria for new Board members, individuals should possess such attributes and experiences as are necessary to provide a broad range of personal characteristics including diversity of thought, management skills, and technological, business and international experience.

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To be considered by the Nominating and Governance Committee as a Director candidate, a nominee at a minimum must meet the requirements set forth in the Corporate Governance Principles. Prior to recommending candidates for nomination as Directors, the Nominating and Governance Committee engages in a deliberative, evaluative process to ensure each candidate possesses the skills and attributes that individually and collectively will contribute to an effective Board of Directors. Biographical information for each candidate for election as a Director is evaluated and, if deemed necessary by the Nominating and Governance Committee, candidates for election participate in interviews with existing Board members and management. Director nominees must be willing to commit the requisite time for preparation and attendance at regularly scheduled Board and Committee meetings and participation in other matters necessary for good corporate governance. The Nominating and Governance Committee and the Board will continue to review future candidates based on a wide range of qualifications to ensure the highest caliber of directors continue to represent our Company. In 2025, the Board retained an independent third party to assess the Directors’ skillsets, competencies, and effectiveness with respect to our business and long-term strategy, as part of the Board succession review. They validated the current skill set of the Board and used this assessment to inform the specifications considered in the Board’s search for new candidates during 2025.

The Nominating and Governance Committee may identify Director candidates through a variety of sources including search firms, personal references and business contacts. The Nominating and Governance Committee will consider Director nominees recommended by shareholders for election to the Company’s Board who meet the qualification standards described above and the other requirements for nomination including those set forth in the Nominating and Governance Committee Charter, which is available at https://investors.gov2x.com/governance/governance-documents/.

The Nominating and Governance Committee also evaluates and makes recommendations to the Board of Directors concerning appointment of Directors to Board Committees, selection of the Chairman of the Board and Board Committee chairpersons, and director nominees for election. The Nominating and Governance Committee identifies qualified candidates to serve on the Board, oversees the process to administer the qualifications for nomination to the Board, and selects, or recommends that the Board select, the nominees for election by the Board or by the shareholders at an annual or special meeting of the shareholders.

DIRECTOR COMPENSATION

Director compensation is determined by our Board of Directors with the assistance of the Compensation Committee and Compensation Consultant. Director compensation is reviewed on a periodic basis. In support of the Board’s review, Pay Governance compares components of our Director compensation with those of our compensation peer group described under “V2X Competitive Compensation” below. Mr. Wensinger, as a management director, and pursuant to the Shareholders Agreement, Directors who were elected as Vertex Holdco designees, did not receive Director compensation.

The total annual compensation for each of the Independent Directors on our Board and its Committees is $270,000, comprised of $105,000 in cash and $165,000 in RSUs for each full year of the Director’s tenure. The full-year tenure runs from the date of the annual meeting of shareholders to the business day prior to the next annual meeting of shareholders. Additional incremental pay for the full-year tenure includes a cash retainer for the Audit Committee Chair in the amount of $25,000, a cash retainer of $20,000 for the Compensation Committee Chair and a cash retainer of $15,000 for the Nominating and Governance Committee Chair. The Non-Executive Chairman of the Board receives an additional $125,000, comprised of $62,500 in cash and $62,500 in RSUs for the full-year tenure. The incremental payments for the committee chairs and the Non-Executive Chairman were based on the significant responsibilities involved with these positions and reflect current competitive peer data provided to the Board by the Compensation Consultant. RSUs granted to Independent Directors vest in full on the earlier of (i) the date of the next annual meeting of shareholders and (ii) the first anniversary of the date of grant.

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The table below summarizes the compensation received by our Directors for the year ended December 31, 2025.

DIRECTOR COMPENSATION TABLE

	Fees Earned or
	Paid in Cash	Stock Awards	Total
Name	($)(1)	($)(2)	($)
Mary L. Howell(3)	139,037	227,500	366,537
Dino M. Cusumano(4)(9)	N/A	N/A	N/A
Abbas O. Elegba(4)(9)	N/A	N/A	N/A
Lee E. Evangelakos(4)(9)	N/A	N/A	N/A
David E. Farnsworth(10)	106,767	117,040	223,807
Gerard A. Fasano(10)	N/A	N/A	N/A
Ross S. Niebergall(10)	N/A	N/A	N/A
Melvin F. Parker(5)	100,045	165,000	265,045
Eric M. Pillmore(6)	102,366	165,000	267,366
Jordan F. Ransom(4)(9)	N/A	N/A	N/A
Joel M. Rotroff(4)(9)	N/A	N/A	N/A
Neil D. Snyder(4)(9)	N/A	N/A	N/A
Nicole B. Theophilus(10)	N/A	N/A	N/A
Stephen L. Waechter(7)	81,151	165,000	246,151
Phillip C. Widman(8)	107,535	165,000	272,535

(1)	Consists of the following, paid quarterly, as applicable: director annual cash retainer of $105,000 with an incremental retainer for committee chairs and the annual Non-Executive Chairman retainer.
(2)	Represents the aggregate grant date fair value of RSUs, computed in accordance with Accounting Standards Codification issued by the Financial Accounting Standards Board Topic 718, labeled “Compensation — Stock Compensation” (“ASC Topic 718”). The grant date fair value for all RSU grants other than Mr. Farnsworth’s grant was $50.70 per unit, the closing price of V2X stock on the grant date, which was May 8, 2025 and for Mr. Farnsworth’s grant, the grant date fair value for RSUs was $60.09 per unit, the closing price of V2X stock on the grant date, which was August 14, 2025.The assumptions used in calculating these amounts are incorporated herein by reference to Note 15 to the Consolidated Financial Statements in the Company’s 2025 Annual Report on Form 10-K. Figures may vary slightly from the scheduled director compensation due to rounding and our inability to issue fractional shares.
(3)	Ms. Howell receives an incremental $62,500 cash retainer for her service as the Non-Executive Chairman.
(4)	The Vertex Holdco designees did not receive compensation for their service on the Board pursuant to the Shareholders Agreement.
(5)	Includes an incremental cash retainer for Mr. Parker’s service as the Nominating and Governance Committee Chair.
(6)	Includes an incremental pro rata cash retainer for the portion of the year that Mr. Pillmore served as the Compensation Committee Chair.
(7)	Includes an incremental pro rata cash retainer for the portion of the year that Mr. Waechter served as the Audit Committee Chair.
(8)	Includes an incremental pro rata cash retainer for the portion of the year that Mr. Widman served as the Audit Committee Chair.
(9)	Mr. Elegba served as a Director until his resignation on March 17, 2025. Mr. Ransom was appointed as Mr. Elegba’s replacement as a Vertex Holdco designee on the Board to serve as a Class III Director on March 17, 2025 and served until his resignation from the Board effective August 14, 2025. Ms. Evangelakos served until her resignation from the Board effective August 14, 2025. Mr. Snyder served until his resignation from the Board effective October 30, 2025 and Messrs. Cusumano and Rotroff served until their resignations from the Board effective November 13, 2025.
(10)	Mr. Farnsworth was elected and appointed to the Board as a Class I Director effective August 14, 2025. Effective January 7, 2026, Ms. Theophilus, Mr. Fasano and Dr. Niebergall were appointed as Class I, Class II and Class III Directors of the Board, respectively, and did not receive any compensation during 2025.

V2X | 2026 Proxy Statement 37

RESTRICTED STOCK UNIT AWARDS OUTSTANDING AT 2025 FISCAL YEAR-END

The table below represents RSUs outstanding as of December 31, 2025 for our Independent Directors who served during 2025.

Name	Restricted Stock Unit Awards
Mary L. Howell	4,487
Dino M. Cusumano(1)(2)	N/A
Abbas Elegba(1)(2)	N/A
Lee E. Evangelakos(1)(2)	N/A
David E. Farnsworth(3)	1,948
Gerard A. Fasano(1)	N/A
Ross S. Niebergall(1)	N/A
Melvin F. Parker	3,254
Eric M. Pillmore	3,254
Jordan F. Ransom(1)(2)	N/A
Joel M. Rotroff(1)(2)	N/A
Neil D. Snyder(1)(2)	N/A
Nicole B. Theophilus(1)	N/A
Stephen L. Waechter	3,254
Phillip C. Widman	3,254

(1)	Pursuant to the Shareholders Agreement, the Vertex Holdco designees did not receive compensation for their service on the Board of Directors. Ms. Theophilus, Mr. Fasano and Dr. Niebergall were appointed to the Board effective January 7, 2026 and therefore did not have RSUs outstanding as of December 31, 2025.
(2)	Mr. Elegba served as a Director until his resignation on March 17, 2025. Mr. Ransom was appointed as Mr. Elegba’s replacement as a Vertex Holdco designee on the Board to serve as a Class III Director on March 17, 2025 and served until his resignation from the Board effective August 14, 2025. Ms. Evangelakos served until her resignation from the Board effective August 14, 2025. Mr. Snyder served until his resignation from the Board effective October 30, 2025 and Messrs. Cusumano and Rotroff served until their resignations from the Board effective November 13, 2025.
(3)	Mr. Farnsworth was elected and appointed to the Board as a Class I Director effective August 14, 2025.

All Independent Directors then serving were granted RSUs on May 8, 2025 under the 2014 Omnibus Plan. For the equity component of the annual retainer, the number of RSUs was determined by dividing $165,000 by $50.70, the closing price per share of common stock on the grant date. The resulting number of RSUs was rounded to 3,254, the nearest whole number of units. Ms. Howell received additional RSUs valued at $62,500 for the equity component of the annual Non-Executive Chairman fee. The resulting number of RSUs for Ms. Howell was rounded to 4,487, the nearest whole number of units. Mr. Farnsworth was appointed to the Board effective August 14, 2025 and was granted RSUs on August 14, 2025 under the 2014 Omnibus Plan representing a pro-rata equity component of the annual retainer. The number of RSUs was determined by dividing $117,040 by $60.09, the closing price per share of common stock on the grant date. The resulting number of RSUs was rounded to 1,948, the nearest whole number of units.

38 V2X | 2026 Proxy Statement

DIRECTOR EXPENSES

V2X reimburses Directors for all business-related expenses they incur for travel to and from Board of Directors, Committee and shareholder meetings. The Company also reimburses costs related to educational programs and related subscriptions for Directors and for other Company business-related expenses (including travel expenses of spouses if they are specifically invited to attend an event for appropriate business purposes). Director airfare is reimbursed at no greater than first-class travel rates.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The members of the Compensation Committee during 2025 included Messrs. Pillmore, Widman, Rotroff, Waechter and Snyder, with Messrs. Widman and Pillmore serving as chair at different points of the year. No member of the Compensation Committee was, during the fiscal year, an officer or employee, or formerly an officer or employee, of V2X or involved in any related person transactions requiring disclosure in this Proxy Statement.

No executive officer of V2X served as a:

●	Member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board) of another entity, one of whose executive officers served on the Compensation Committee of V2X.
●	Director of another entity, one of whose executive officers served on the Compensation Committee of V2X; or
●	Member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board) of another entity, one of whose executive officers served as a Director of V2X.

INDEMNIFICATION AND INSURANCE

Pursuant to its By-Laws, V2X will indemnify its Directors to the fullest extent permitted by law and maintains insurance to protect the Directors from liabilities, including certain instances where it could not otherwise indemnify them. The Company has also entered into indemnification agreements with its Directors, pursuant to which the Company has agreed to indemnify and hold harmless, to the fullest extent permitted by applicable law and the By-Laws, each Director against any and all expenses (which term is broadly construed and include, without limitation, all direct and indirect costs of any type or nature whatsoever (including attorneys’ fees and related disbursements, appeal bonds and other out-of-pocket costs)), judgments, fines, amounts paid in settlement, liabilities or losses actually and reasonably incurred by the Director by reason of the fact that he or she is or was a Director of the Company (or, at the request of the Company, as a director, officer, employee, fiduciary or agent of another corporation, partnership, limited liability company, joint venture, trust or other enterprise, whether for profit or not, and including, without limitation, any employee benefit plan) or by reason of any actual or alleged action or omission to act taken or omitted in such capacity. The indemnification agreements set forth certain procedures that will apply in the event of a claim for indemnification thereunder. In addition, the agreements provide for the advancement and repayment of expenses incurred by a Director, subject to certain exceptions, in connection with any investigation, claim, action, suit, arbitration, alternate dispute resolution mechanism or proceeding covered by the agreement.

V2X | 2026 Proxy Statement 39

POLICIES FOR APPROVING RELATED PERSON TRANSACTIONS

The Company and the Board have adopted formal written policy for evaluation of potential related person transactions, as that term is defined in the policy, which require review and approval of transactions that exceed, or are expected to exceed, $120,000 involving Directors, Director nominees, executive officers, beneficial owners of five percent or more of the Company’s common stock or other voting securities and any immediate family of such persons. The Company’s policy generally groups transactions with related persons into two categories: (1) transactions requiring the approval of the Nominating and Governance Committee and (2) certain transactions that are deemed pre-approved by the Nominating and Governance Committee. In reviewing related person transactions requiring approval, the Nominating and Governance Committee considers the relevant facts and circumstances, including:

●	Whether terms or conditions of the transaction are generally available to third parties under similar terms or conditions;
●	Level of interest or benefit to the related person;
●	Availability of alternative suppliers or customers; and
●	Benefit to the Company.

The Nominating and Governance Committee is deemed to have pre-approved certain transactions identified in Item 404(a) of Regulation S-K that are not required to be disclosed even if the amount involved exceeds $120,000. In addition, any transaction with another company at which a related person’s only relationship is as an employee (other than an executive officer), director and/or beneficial owner of less than 10% of that company’s shares is deemed pre-approved so long as the transaction does not exceed the greater of $1,000,000 or 2% of that company’s total annual revenues and is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances.

The policy is posted on the Company’s website at: https://investors.gov2x.com/governance/ governance-documents/default.aspx. A copy of the Related Party Transaction Policy will be provided, free of charge, to any shareholder upon request to the Corporate Secretary.

RELATED PERSON TRANSACTIONS

Shareholders Agreement

Concurrently with the closing of the Vertex Transaction (the “Closing”), the Company entered into the Shareholders Agreement that, among other things, (1) provides Vertex Holdco Parties with Director nomination and committee designation rights, (2) governs how each Former Vertex Stockholder will vote its shares of common stock with respect to certain matters, (3) provides the Vertex Holdco Parties with certain information rights, (4) limits certain acquisitions of common stock by the Vertex Holdco Parties, and (5) restricts the ability of the Vertex Holdco Parties to solicit proxies in the election of Directors for such periods indicated therein. Following the closing of the November 2025 Offering, the Shareholders Agreement automatically terminated, as did the rights described thereunder.

Registration Rights Agreement

At the Closing, the Company entered into a registration rights agreement with Former Vertex Stockholders (the “Registration Rights Agreement”). Pursuant to the Registration Rights Agreement, the Company granted the holders of registrable securities that are party to the Registration Rights Agreement certain registration rights with respect to such registrable securities.

40 V2X | 2026 Proxy Statement

In May 2025, August 2025 and November 2025, the Former Vertex Stockholders exercised their right to require the Company to effectuate underwritten public offerings of the registrable securities in connection with their sale of shares. Following the closing of the November 2025 Offering, the Former Vertex Stockholders no longer have any demand registration rights to require the Company to use its commercially reasonable efforts to effectuate an underwritten public offering of the registrable securities.

The Registration Rights Agreement grants each Former Vertex Stockholder “piggyback” registration rights. Subject to certain exceptions and limitations, if the Company proposes to sell shares of common stock in an underwritten public offering or registers such shares with the SEC, either for its own account or for the account of other stockholders, each Former Vertex Stockholder will be entitled to include certain of its registrable securities in such offering or registration. The Registration Rights Agreement contains customary indemnification and contribution provisions.

Management Services Agreement

At the Closing, the Company entered into a management services agreement (the “Management Services Agreement”) with American Industrial Partners pursuant to which American Industrial Partners will provide general management, financial, and other corporate advisory services to the Company and its subsidiaries from time to time as mutually agreed upon and documented under a statement of work. The Management Services Agreement provides for the Company to reimburse American Industrial Partners for its reasonable, documented and customary out-of-pocket expenses incurred in the ordinary course while performing such services, and to indemnify American Industrial Partners for certain matters related to the provision of services, but does not require the Company to pay any management or transaction fees or other compensation to American Industrial Partners. During 2025, we did not request or render any services under this agreement.

V2X | 2026 Proxy Statement 41

CHARITABLE CONTRIBUTION CONFLICT OF INTEREST POLICY

The Company and the Board adopted a Charitable Contribution Conflict of Interest Policy for Directors, Director nominees and senior management. The policy requires approval by the Nominating and Governance Committee for donations by the Company to any nonprofit organization, charity or private foundation in an amount or having a value over $10,000 if any Director, Director nominee or any of their immediate family members serves as a director, trustee, executive, advisor, or in other capacities with the organization. In addition, such approval is required in the case of a donation over that limit to an entity by a Director, Director nominee, or member of senior management where another Director or member of senior management is similarly associated with the organization. We are not aware of any donations that required approval under this policy in 2025.

CODE OF CONDUCT

The Company has adopted the Code of Conduct that applies to all employees, including our President and CEO, CFO and Principal Accounting Officer, and to our Directors. The Code of Conduct is posted on our website at: https://investors.gov2x.com/governance/governance-documents/default.aspx.

The Company will disclose within four business days any substantive amendments to or waivers from the Code of Conduct for its CEO, CFO, Principal Accounting Officer, or persons performing similar functions, by posting such information on our website at https://www.gov2x.com rather than by filing a Form 8-K. In 2025, there were no substantive changes to or waivers from the Code of Conduct for the President and CEO, CFO, Principal Accounting Officer, or persons performing similar functions. A copy of the Code of Conduct will be provided, free of charge, to any shareholder upon request to the Corporate Secretary.

42 V2X | 2026 Proxy Statement

COMMITTEES OF THE BOARD OF DIRECTORS

AUDIT COMMITTEE

MEMBERS Phillip C. Widman, Chair Gerard A. Fasano David E. Farnsworth Melvin F. Parker Eric M. Pillmore MEETINGS in 2025: 8

AUDIT COMMITTEE PRIMARY RESPONSIBILITIES

Among other matters, the Audit Committee:

●
appoints our independent registered public accounting firm;
●
evaluates the independent auditor’s qualifications, performance and independence;
●
reviews and discusses with management, the independent auditor and the head of internal audit, the financial statements of the Company, including discussion of the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” to be included in annual and quarterly filings with the SEC;
●
reviews and discusses with management and the independent auditor the Company’s financial results and other disclosures to be included in the Company’s earnings reports;
●
provides oversight of the internal audit function;
●
discusses with management and the independent auditor the quality and adequacy of the Company’s internal controls and their effectiveness and meets regularly and privately with the head of the internal audit function;
●
pre-approves the retention of the independent auditor for audit-related and permitted non-audit services;
●
reviews significant findings or unsatisfactory internal audit reports or audit problems or difficulties encountered by the independent auditor;

●
reviews and discusses with management the key guidelines and policies governing significant processes for risk assessment and risk management, major financial and significant business risk exposures and the steps taken to monitor and control such exposures, including review of the Company’s cyber security program and cyber risk assessment;
●
reviews major issues regarding accounting principles and financial statement presentations;
●
establishes policies regarding the Company’s employment and retention of current or former employees of the independent auditor;
●
establishes and approves significant changes to procedures for receipt, retention and treatment of complaints regarding accounting, internal controls and auditing matters received by the Company and establishes procedures for the confidential, anonymous submission of complaints;
●
reviews and approves fees and expenses charged by the independent auditors and any party retained to provide material internal audit services;
●
reviews and discusses with management the status of the Company’s disclosure controls and related certifications;
●
oversees the Company’s ethics and compliance program, including its Code of Conduct and ethics program, and reviews any proposed waivers of the Code of Conduct for directors and officers as appropriate;
●
prepares the Report of the Audit Committee for the Company’s Proxy Statement; and
●
reviews and assesses the committee’s performance and reviews its charter on an annual basis.

V2X | 2026 Proxy Statement 43

COMPENSATION COMMITTEE*

MEMBERS Eric M. Pillmore, Chair Nicole B. Theophilus Phillip C. Widman Stephen L. Waechter** MEETINGS in 2025: 6

COMPENSATION COMMITTEE PRIMARY RESPONSIBILITIES

Among other matters, the Compensation Committee:

●
reviews the Company’s human capital / talent strategy plans for achieving long-term performance and growth objectives;
●
approves, administers and oversees executive compensation and benefit programs including incentive plans and equity-based awards;
●
considers enterprise risk and other risk factors with respect to compensation design and objectives;
●
sets annual performance goals and objectives for the CEO, evaluates CEO performance and approves individual compensation actions for the CEO, Section 16 Officers and other executive direct reports of the CEO (those executives at or above the Vice President level);

●
oversees leadership development and succession planning for senior management positions other than the CEO;
●
reviews, adopts, and amends clawback or recoupment policies as appropriate or as required by law;
●
reviews and approves the Compensation Discussion and Analysis, and prepares the Compensation Committee Report, to be included in the Company’s annual proxy statement; and
●
reviews and assesses the committee’s performance and reviews its charter on an annual basis.

*Detail regarding the processes and procedures used to determine executive compensation is found under “Compensation Discussion and Analysis” below.

**Not standing for re-election.

44 V2X | 2026 Proxy Statement

NOMINATING AND GOVERNANCE COMMITTEE

MEMBERS Melvin F. Parker, Chair David E. Farnsworth Ross S. Niebergall Stephen L. Waechter* MEETINGS in 2025: 5

NOMINATING AND GOVERNANCE COMMITTEE PRIMARY RESPONSIBILITIES

Among other matters, the Nominating and Governance Committee:

●
reviews and recommends to the full Board for its review and approval matters and agenda items relating to the Company’s annual meeting of shareholders;
●
reviews the Company’s business continuity and disaster recovery programs and plans;
●
determines desired Director experience, skills and attributes and conducts searches for prospective board members whose experiences, skills and attributes reflect those desired for the Board of Directors;
●
identifies, evaluates and proposes nominees for election to the Board of Directors;
●
considers shareholder nominees for election to the Board;
●
evaluates and makes recommendations to the Board of Directors concerning the appointment of Directors to Board Committees, the selection of the Chairman of the Board and the selection of Board committee chairs;

●
considers questions of independence and possible conflicts of interest and related party transactions of members of the Board and executive officers;
●
reviews periodic reports from management on, and provides oversight of, sustainability matters, including environmental, safety and health matters;
●
oversees the development of a CEO succession plan for consideration by the Board;
●
reviews and assesses the Company’s director and officer insurance and indemnification;
●
provides oversight of director education matters and the director orientation process;
●
reviews all Board Committee charters; and
●
reviews and assesses the committee’s performance and reviews its charter on an annual basis.

*Not standing for re-election.

V2X | 2026 Proxy Statement 45

REPORT OF THE AUDIT COMMITTEE

The following Report of the Audit Committee does not constitute soliciting material and the Report should not be deemed filed or incorporated by reference into any other previous or future filings by the Company under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act, except to the extent the Company specifically incorporates this Report by reference therein.

ROLE OF THE AUDIT COMMITTEE

The Audit Committee provides oversight on matters relating to the Company’s systems for internal control, and financial reporting disclosures, seeks to ensure that the Company develops and maintains adequate financial controls and procedures, and monitors compliance with these processes.

The Audit Committee has oversight responsibility for confirming the scope and monitoring the progress and results of audits conducted by the Company’s internal auditors and the independent auditors. The Audit Committee discussed with the Company’s internal auditors and RSM the plans for their respective audits. The Audit Committee met with internal audit and RSM, with and without management present, and discussed their evaluation of the Company’s internal controls and the Company’s financial reporting.

The Company’s management has primary responsibility for the financial statements, including the Company’s system of disclosure and internal controls. The Audit Committee may investigate any matter brought to its attention. In that regard, the Audit Committee has full access to all books, records, facilities, and personnel of the Company and the Audit Committee may retain outside counsel, auditors, or other independent experts to assist the Committee in performing its responsibilities. Any individual may also bring matters to the Audit Committee confidentially or on an anonymous basis, by submitting the matter in a sealed envelope addressed to the “Audit Committee” and mailed to: Corporate Secretary, V2X, Inc., 2100 Reston Parkway, Suite 300, Reston, VA 20191. The Corporate Secretary will forward the sealed envelope to the Audit Committee. Junk mail, advertisements, resumes, spam, and surveys will not be forwarded. Abusive, threatening or otherwise inappropriate materials will also not be forwarded.

AUDIT COMMITTEE CHARTER

The Board of Directors has adopted a written charter for the Audit Committee, which the Board of Directors and the Audit Committee review at least annually. The Audit Committee charter sets out the purpose, powers, responsibilities, membership and organization of the Audit Committee.

COMPOSITION OF THE AUDIT COMMITTEE

The Audit Committee is composed of five members of the Company’s Board. The Board of Directors has determined that each Audit Committee member meets the independence standards set out in the requirements of the NYSE currently in effect, including the Audit Committee independence requirements of Rule 10A-3 of the Exchange Act. All members of the Audit Committee, in the business judgment of the full Board of Directors, are financially literate. The Board of Directors has determined that Phillip C. Widman satisfies the requirements under SEC rules of an audit committee financial expert and has identified Mr. Widman as the Company’s audit committee financial expert.

46 V2X | 2026 Proxy Statement

REGULAR REVIEW OF FINANCIAL STATEMENTS

The Audit Committee reviewed and discussed the Company’s audited financial statements with management. The Audit Committee, management, and RSM reviewed and discussed the Company’s unaudited financial statements before the release of each quarterly earnings report and filing of the Company’s Form 10-Qs. The Audit Committee, management, and RSM reviewed and discussed the Company’s audited financial statements before the release of the annual earnings report and filing of the Company’s Form 10-K.

COMMUNICATIONS WITH RSM

The Audit Committee has discussed with RSM the matters required to be discussed by the applicable requirements of the PCAOB and the SEC. The Audit Committee met privately with RSM five times during 2025.

INDEPENDENCE OF RSM

The Audit Committee oversees the services RSM provides to the Company. The Audit Committee has received the written disclosures and the letter from RSM required by applicable requirements of the PCAOB regarding RSM’s communications with the Audit Committee concerning independence and has discussed with RSM their independence from management and the Company, any disclosed relationships and the impact of those relationships on RSM’s independence.

RECOMMENDATION REGARDING ANNUAL REPORT ON FORM 10-K

In performing its oversight function with regard to the 2025 financial statements, the Audit Committee relied on financial statements and information prepared by the Company’s management. It also relied on information provided by the internal audit staff as well as RSM. The Audit Committee reviewed and discussed with management the Company’s audited financial statements as of and for the year ended December 31, 2025. Based on these discussions, and the information received and reviewed, the Audit Committee recommended to the Company’s Board of Directors and the Board of Directors has approved including the audited financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025.

The Audit Committee’s responsibility is to monitor and oversee the systems for internal control, and financial reporting disclosures. However, the members of the Audit Committee are not practicing certified public accountants or professional auditors and rely, without independent verification, on the information provided to them and on the representations made by management, and the report issued by the independent registered public accounting firm.

This report is furnished by the members of the Audit Committee.

Phillip C. Widman, Chair
David E. Farnsworth

Gerard A. Fasano
Melvin F. Parker
Eric M. Pillmore

V2X | 2026 Proxy Statement 47

COMPENSATION COMMITTEE REPORT

The following Report of the Compensation Committee does not constitute soliciting material and the Report should not be deemed filed or incorporated by reference into any other previous or future filings by the Company under the Securities Act or the Exchange Act, except to the extent the Company specifically incorporates this Report by reference therein.

The Compensation Committee approves, administers, and oversees the Company’s executive compensation program, including incentive plans and programs, equity-based awards, and executive severance arrangements. The Compensation Committee oversees leadership development and succession planning for senior management positions other than the CEO. The Compensation Committee’s primary objective is to establish a competitive executive compensation program designed to attract, retain and motivate executives and to link executive compensation to business performance and shareholder return, without excessive enterprise risk. The Compensation Committee considers appropriate risk factors in structuring compensation to discourage unnecessary or excessive risk-taking behaviors and encourage long-term value creation.

RECOMMENDATION REGARDING COMPENSATION DISCUSSION AND ANALYSIS

The Compensation Committee reviewed and discussed the Compensation Discussion and Analysis included in this Proxy Statement with management. Based on this review and discussion, the Compensation Committee recommended to the Company’s Board of Directors that the “Compensation Discussion and Analysis” be included in this Proxy Statement.

This report is furnished by the members of the Compensation Committee.

Eric M. Pillmore, Chair

Nicole B. Theophilus
Stephen L. Waechter
Phillip C. Widman

Copies of all Committee charters are available on the Company’s website at:
https://investors.gov2x.com/governance/governance-documents/. The Company will provide, free of charge, a copy of a Committee charter to any shareholder, upon request to the Corporate Secretary.

48 V2X | 2026 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

INTRODUCTION

The Compensation Committee is responsible for establishing our executive compensation philosophy and approving, administering, and overseeing our executive compensation program. The Compensation Committee reviews and approves the compensation to be paid to our CEO, our other named executive officers (together with the CEO, the “NEOs”), our other Section 16 Officers and executive direct reports of the CEO. At our 2025 annual meeting, our shareholders overwhelmingly approved our NEOs’ compensation, with approximately 99.1% of the votes cast in favor of the say-on-pay proposal.

EXECUTIVE SUMMARY

2025 NAMED EXECUTIVE OFFICERS

Our NEOs for 2025 were:

Name	Principal Position
Jeremy C. Wensinger	President and CEO
Shawn M. Mural	Senior Vice President (“SVP”) and Chief Financial Officer
L. Roger Mason, Jr.*	SVP, Chief Growth Officer
Jeremy J. Nance	SVP, Chief Legal Officer and General Counsel
Richard L. Caputo, Jr.	SVP, Aerospace Systems
Kenneth W. Shreves**	Former SVP, Global Mission Training and Sustainment

*Mr. Mason was appointed Chief Growth Officer effective January 13, 2025

**Mr. Shreves’ employment with the Company ended as of August 1, 2025

2025 COMPANY HIGHLIGHTS

2025 revenue	2025 operating income
$4.5B	$194M
4% growth over 2024	22% year-over-year growth

Net debt reduction in 2025	2025 Days Sales Outstanding (DSO)
$116M	56.7 Days

V2X | 2026 Proxy Statement 49

COMPENSATION PHILOSOPHY

The Compensation Committee has established a pay-for-performance philosophy that supports V2X’s business strategy within the principles of competitiveness and consistent alignment with long-term value creation.

Our philosophy encourages individual and group behaviors that balance risk and reward while supporting sustained growth and earnings performance.

A substantial portion of executive compensation is tied to the Company’s business, financial and share price performance and our compensation philosophy is informed by the practices of V2X’s industry and peers.

We continuously seek to align our compensation program with best practices. The Compensation Committee oversees appropriate compensation policies to ensure that they attract, motivate and retain our executives in the industry in which we operate.

PAY FOR PERFORMANCE

We structure our NEOs’ compensation to strongly align pay with performance. For 2025, compensation comprised of base salary, awards under the V2X Annual Incentive Plan (“AIP”), and long-term incentive (“LTI”) awards consisting of Performance Share Units (“PSUs”) and Restricted Stock Units (“RSUs”)

Annual Incentive Plan

The 2025 AIP incentivized the delivery of critical annual financial milestones. Payouts were contingent upon meeting financial targets for EBITDA, Bookings, and DSO. Based on 2025 performance, the Compensation Committee approved payouts reflecting achievement levels between 0% and 200% of these targets. The 2025 AIP performance goals, targets, results and actual payouts are discussed under “Compensation Program Objectives – Primary Compensation Components” below:

Long-Term Incentives

To reinforce our pay-for-performance philosophy, LTI represents the largest component of the total compensation opportunity for our executives. In 2025, the LTI award value was granted in 67% PSUs and 33% RSUs for the CEO and CFO and granted in 50% PSUs and 50% RSUs for remaining NEOs, tying a significant portion of executive compensation to Company results over a three-year period. This LTI structure aligns executive compensation with market outperformance and long-term financial growth measured by two key metrics: relative TSR and Adj. EPS, as discussed in more detail under the “Long-Term Incentive Program – Performance Stock Unit Component.,” below.

50 V2X | 2026 Proxy Statement

Key Governance Policies and Practices Related to Compensation:

WE DO	WE DO NOT



Use an independent Compensation Consultant selected and hired by the Compensation Committee.



Tie compensation to corporate short-term and long-term financial and operational performance.



Mitigate compensation risk through Compensation Committee oversight of the design and objectives of our executive compensation programs, including an annual risk review of program changes and a comprehensive review of overall executive compensation risk at least every 3 years.



Utilize equity award agreements that require both consummation of a change in control transaction and termination of employment for accelerated vesting (“double trigger”).



Conduct an annual say-on-pay vote.



Have compensation clawback and recoupment policies that are also embedded in our equity incentive plan, our annual incentive plan and our award agreements.



Have an anti-hedging and anti-pledging policy.



Maintain meaningful stock ownership guidelines for V2X corporate officers and Directors.



Provide a minimum one-year vesting period for all employee equity grants, with RSU awards typically vesting in equal annual installments over three years.



Reprice stock options.



Guarantee minimum incentive payments.



Provide excessive perquisites.



Provide tax gross ups for perquisites or in connection with payments made in the event of a change in control.



Provide for automatic base salary increases.



Have fixed-term employment arrangements with our NEOs; all our NEOs are at-will employees.



Provide a traditional defined benefit pension plan.

V2X | 2026 Proxy Statement 51

2025 COMPENSATION INFORMATION FOR NEOs

We aim to position total target compensation for our NEOs within a competitive range of the market median, assuming continued strong performance by both the Company and the executives. The Compensation Committee supports this approach, based on each individual NEO’s experience, demonstrated performance, and the business conditions affecting the Company. With the assistance of its independent Compensation Consultant, the Compensation Committee conducts an annual review of the market compensation levels for our NEOs.

The Compensation Committee evaluated 2025 performance and will continue to assess individual and Company results to determine compensation actions it believes are appropriate and aligned with competitive data, the Company’s operating environment, and our overall compensation philosophy. For 2025, the Compensation Committee approved base salary increases, effective March 22, 2025, for Messrs. Wensinger, Mural, and Shreves, as follows:

	2024 Base	Increase	Increase	2025 Base
Name and Principal Position	Salary ($)	(%)	($)	Salary ($)
Jeremy C. Wensinger President and CEO	1,000,000	3.0	30,000	1,030,000
Shawn M. Mural SVP and CFO	700,000	4.3	30,000	730,000
L. Roger Mason, Jr. SVP, Chief Growth Officer	650,000	—	—	650,000
Jeremy J. Nance SVP, Chief Legal Officer and General Counsel	475,000	—	—	475,000
Richard L. Caputo, Jr. SVP, Aerospace Systems	420,000	—	—	420,000
Kenneth W. Shreves Former SVP, Global Mission Training and Sustainment	575,000	3.1	18,000	593,000

The Compensation Committee approved the base salary increases following a review of market competitive practices and survey data, coupled with each executive’s sustained contributions and relevant experience. Mr. Mason was hired on January 13, 2025, and did not receive an increase in base salary. Mr. Nance was promoted to SVP, Chief Legal Office and General Counsel in August 2024 and did not receive a base increase in 2025. Mr. Caputo was promoted to SVP, Aerospace Systems in November 2024 and did not receive a base salary increase in 2025.

The table below sets out the NEOs’ 2025 final annual base salary, target annual AIP award, and target long-term incentive awards as determined by the Compensation Committee.

52 V2X | 2026 Proxy Statement

BASE SALARY AND TARGET INCENTIVE COMPENSATION

	2025 Base	Target 2025	Target 2025
	Salary	Annual AIP Award	Long-Term
Name and Principal Position	($)	(% of Base Salary)(1)	Incentive Award ($)
Jeremy C. Wensinger President and CEO	1,030,000	130%	4,635,000
Shawn M. Mural SVP, CFO	730,000	85%	1,470,000
L. Roger Mason, Jr. SVP, Chief Growth Officer	650,000	85%	2,050,000
Jeremy J. Nance SVP, Chief Legal Officer and General Counsel	475,000	60%	525,000
Richard L. Caputo, Jr. SVP, Aerospace Systems	420,000	80%	460,000
Kenneth W. Shreves Former SVP, Global Mission Support	593,000	80%	650,000

(1)	This column reflects the target AIP award as a percentage of base salary for each NEO for 2025. The approved AIP formula for 2025 was based on performance measures and goals that would pay 100% of target for 100% achievement of the approved goals. The final 2025 AIP payments are discussed in more detail under “2025 AIP Awards Paid in 2026” below.

V2X COMPETITIVE COMPENSATION

In evaluating 2025 compensation for our NEOs, the Compensation Committee reviewed market data from a group of publicly traded companies, the “Compensation Peer Group”. The companies in the Compensation Peer Group were selected based on their relevance to V2X’s industry, business model, revenue profile, and market capitalization, ensuring the Committee benchmarks compensation against organizations that compete for similar talent and operate in comparable markets. Within a reasonable range, the peer group includes companies that are larger or smaller than V2X to reflect the full competitive landscape in which we operate.

In 2025, the Compensation Committee, with support from its independent Compensation Consultant, conducted a comprehensive review of the Compensation Peer Group. The Compensation Committee approved adjustments it deemed appropriate based on changes in our business and the evolving attributes of companies in the peer group. This disciplined approach helps ensure that our compensation decisions remain grounded in relevant up-to-date market information.

V2X | 2026 Proxy Statement 53

Fiscal 2025 Compensation Peer Group

● AAR Corp.	● Hexcel Corporation	● Parsons Corporation
● Amentum Holdings, Inc.	● Huntington Ingalls Industries, Inc.	● SAIC, Inc.
● Booz Allen Hamilton	● Jacobs Solutions, Inc.	● Triumph Group, Inc.
● BWX Technologies, Inc.	● KBR, Inc.	● VSE Corporation
● CACI International Inc.	● Leonardo DRS, Inc.
● Curtiss-Wright Corporation	● Moog, Inc.

INDEPENDENT COMPENSATION CONSULTANT

In 2025, the Compensation Committee continued to retain Pay Governance as its independent Compensation Consultant to assist the Committee in fulfilling its responsibilities under its charter, the material terms of which are described under “Compensation Committee Primary Responsibilities” above. The Compensation Consultant provided objective expert analyses, assessments, research and recommendations for executive compensation programs, incentives, perquisites and compensation standards. In this capacity, the Compensation Consultant provided services that related solely to work performed for and at the direction of the Compensation Committee, including analysis of material prepared by V2X’s human resources, finance, and legal departments for the Compensation Committee’s review. The Compensation Consultant attended five of the six meetings held by the Compensation Committee during 2025 and provided no other services to V2X during 2025 other than those for and at the direction of the Compensation Committee (or, in the case of Director compensation, for the Nominating and Governance Committee).

The Compensation Committee is directly responsible for the appointment, fee structure, and oversight of the Compensation Consultant. The Compensation Committee has the sole authority to retain and terminate the services of its advisors and consultants, including Pay Governance.

In connection with the engagement of the Compensation Consultant, the Compensation Committee considered various factors bearing on the independence of the Compensation Consultant, including, but not limited to, the following:

●	Provision of other services to V2X by the Compensation Consultant;
●	Business or personal relationships of the Compensation Consultant with members of the Compensation Committee or with executive officers;
●	The Compensation Consultant’s policies and procedures to prevent conflicts of interest;
●	Ownership of V2X common stock by the Compensation Consultant’s engagement leader; and
●	The relative amount of fees received by the Compensation Consultant from V2X.

The Compensation Committee reviewed the Compensation Consultant’s independence from the Company and the Board of Directors in 2025. During 2025, V2X’s human resources, finance and legal functions supported the work of the Compensation Committee, provided information, answered questions, and responded to any requests from the Compensation Consultant.

54 V2X | 2026 Proxy Statement

OUR COMPENSATION CYCLE

The Compensation Committee conducts a detailed review of executive compensation during the fourth and first quarters of each year. This review includes:

●	Annual performance reviews for the prior year;
●	Consideration of increases in base salary;
●	Determination of AIP awards earned for the prior year and establishment of target awards for the current year; and
●	Determination of the level of achievement of performance goals for determining the number of PSUs that will vest, and LTI target awards including RSUs and PSUs for the current year.

The award date for long-term incentive awards is determined by the Compensation Committee and is typically in March, following the February meeting of the Compensation Committee.

COMPENSATION PROGRAM OBJECTIVES

COMPENSATION OBJECTIVES, PRINCIPLES, AND APPROACHES

The V2X compensation program objectives, principles, and approaches for the NEOs reflect the Company’s business needs and strategy, as detailed below:

OBJECTIVE	GENERAL PRINCIPLE	APPROACH

● Attract, incentivize and retain talented and experienced leaders. ● Align at-risk compensation with corporate performance. ● Align at-risk compensation with levels of executive responsibility.
●
Design an executive compensation program to attract, incentivize and retain high performing executives.
●
Align the measures of performance in our compensation programs with measures key to the success of our business. If our business succeeds, our shareholders will benefit.
●
As executives advance in the Company, the proportion of at-risk pay relative to fixed pay increases.

●
Target total direct compensation approximating the 50th percentile of competitive practice. Review current competitive market compensation to structure NEO compensation toward the competitive median of general industry companies, as adjusted for revenue size.
●
Provide incentive opportunities based on corporate performance to drive shareholder value.
●
Structure NEO compensation so that a substantial portion of compensation is at-risk for executives with greater levels of responsibility.

V2X | 2026 Proxy Statement 55

PRIMARY COMPENSATION COMPONENTS

The primary compensation components for the NEOs are depicted below.

NEO COMPENSATION	=	BASE SALARY	+	AIP AWARDS	+	LTI AWARDS

BASE SALARY — Base salary comprises the fixed component of total compensation. Salary is a competitive component of pay that is aligned with the NEO’s position, experience, and criticality of the required competencies. It is not an at-risk element of compensation.

AIP AWARDS — The Compensation Committee is responsible for the administration of the AIP awards, which were based on the achievement of certain corporate financial and operational metrics.

LTI AWARDS — The Compensation Committee is responsible for the administration of LTI awards, which are comprised of RSU and PSU awards.

AIP AWARDS

For 2025, the Compensation Committee focused on financial and operational metrics that reflect the Company’s key performance priorities. AIP payouts were determined based on the following corporate metrics.

●	ADJUSTED EBITDA: Adjusted EBITDA is useful to management and investors in evaluating our operating performance and our ongoing operations. This financial measure is defined as operating income, adjusted to exclude depreciation and amortization of intangible assets, and items that may include, but are not limited to, significant charges or credits, and unusual and infrequent non-operating items that impact current results but are not related to our ongoing operations, such as M&A, integration and related costs.
●	BOOKINGS: Winning new business is a focus for our Company, and “Bookings” includes approved values formally booked into V2X’s backlog for new business contract awards including unexercised options, contract modifications, recompetes, contract extensions and add-on work to existing contracts.
●	DSO: DSO is an important operating efficiency metric that measures the number of days it takes to turn accounts receivable into cash. DSO with Master Accounts Receivable Purchase Agreement (“MARPA”) is defined as reported DSO to include the impact of the sale of certain accounts receivable through the

56 V2X | 2026 Proxy Statement

Company’s MARPA facility and is calculated using a five-point average of the DSO for the fourth quarter of the prior year and each of the four quarters of the performance year.

The pie chart below sets forth each of the 2025 AIP metrics and their respective performance percentage.

The table below illustrates minimum, target and maximum payments for each category of the performance metric:

	Adjusted EBITDA			Total Bookings			DSO
	Min	Target	Max	Min	Target	Max	Min	Target	Max
Performance Percentage of Target	90.0%	100.0%	112.0%	80.0%	100.0%	150.0%	94.0%	100.0%	112.0%
Payout Percentage of Target	60.0%	100.0%	200.0%	50.0%	100.0%	200.0%	33.3%	100.0%	200.0%

Note: Awards for performance between minimum and target and target to maximum will be interpolated. Actual payout percentages for each metric could range from zero to 200% of target.

V2X | 2026 Proxy Statement 57

2025 AIP AWARDS PAID IN 2026

The performance and payout percentages for each component of the AIP award were as follows, resulting in a total payout of 115.2% of target:

	Performance Target at			Performance	Payout
Metric (all $ amounts in millions,	100.0% Payment and		2025	Percentage	Percentage	Weighted
except DSO)	Weighting(1)		Performance	of Target	of Target(1)	Attainment
Adjusted EBITDA	$317.0	65.0%	$323.3	102.0%	116.6%	75.8%
Bookings	$4,550.0	20.0%	$3,813.8	83.8%	59.5%	11.9%
DSO	63.2	15.0%	56.7	110.0%	183.2%	27.5%
Total						115.2%

(1)	Attainment of all the 2025 AIP performance goals at target would result in a payout of 100% of target.

The following table provides the calculation of the 2025 AIP awards paid to the NEOs with respect to 2025 performance. Please note that the sum of components may differ from actual amounts due to rounding.

		Annual
		Incentive	Approved
		Target	Total	Actual
		as a	Performance	2025 AIP
	Base	Percent	Percent	Awards
	Salary	of Base	Payout	(a)x(b)x
Name	(a)($)	Salary (b)(1)	(c)	(c)($)
Jeremy C. Wensinger	1,030,000	130%	115.2%	1,542,528
Shawn M. Mural	730,000	85%	115.2%	714,816
L. Roger Mason, Jr.	650,000	85%	115.2%	636,480
Jeremy J. Nance	475,000	60%	115.2%	328,320
Richard L. Caputo, Jr.	420,000	80%	115.2%	387,072
Kenneth W. Shreves(2)	593,000	80%	115.2%	318,797

(1)	This column reflects the target percentage of base salary approved for each NEO for their 2025 AIP award.
(2)	Mr. Shreves’ bonus is prorated based on the number of full months (7) employed by the Company in 2025.

58 V2X | 2026 Proxy Statement

NON-GAAP FINANCIAL MEASURES AND KEY PERFORMANCE INDICATORS

We describe below our non-GAAP financial measures and key performance indicators used as our performance metrics for our 2025 AIP.

“Adjusted EBITDA” is a non-GAAP measure and is defined as operating income, adjusted to exclude depreciation and amortization of intangible assets, and items that may include, but are not limited to, significant charges or credits, and unusual and infrequent non-operating items that impact current results but are not related to our ongoing operations, such as M&A, integration, and related costs.

“Bookings” includes approved values formally booked into V2X’s backlog for new business contract awards including unexercised options, contract modifications, recompetes, contract extensions and add-on work to existing contracts

“DSO” is defined as reported DSO with MARPA and includes the impact of the sale of certain accounts receivables through the Company’s MARPA facility and is calculated using a five-point average of the DSO for the fourth quarter of the prior year and each of the four quarters of the performance year.

LONG-TERM INCENTIVE PROGRAM

2025 LONG-TERM INCENTIVE AWARDS

Our LTI program is designed to directly link executive compensation to sustainable value creation and shareholder return. For 2025, the LTI award for each NEO consisted of PSUs and RSUs, as noted below. The Compensation Committee established the vesting terms for the PSU and RSU component based on an assessment of competitive market practices and guidance from its independent compensation consultant to ensure alignment with retention objectives. PSU awards for 2025 are earned based on performance against two metrics: relative TSR, compared to the 2025 Compensation Peer Group, and Adj. EPS, both over a three-year performance period.

V2X | 2026 Proxy Statement 59

The Compensation Committee weighted these 2025 LTI awards as follows:

CEO and CFO	All other NEOs

The 2025 LTI awards, comprising of RSUs and PSUs, for all NEO’s, were granted on March 12, 2025. The closing price of our common stock as of the grant date was used to determine the number of RSUs and PSUs granted. The number of units granted on March 12, 2025, was determined using a share price of $48.48, the closing price of V2X common stock on the grant date.

The following table sets forth the value of LTI award amounts for the NEOs granted during 2025, as determined by the Compensation Committee:

	RSU Awards		PSU Awards
	$	#	$	#
Name	Value	of Units	Value	of Units
Jeremy C. Wensinger(1)	1,529,544	31,550	3,105,435	64,056
Shawn M. Mural	485,091	10,006	984,920	20,316
L. Roger Mason, Jr.(1)	650,020	13,408	1,400,005	28,878
Jeremy J. Nance	262,519	5,415	262,519	5,415
Richard L. Caputo, Jr.	229,989	4,744	229,989	4,744
Kenneth W. Shreves(2)	325,010	6,704	325,010	6,704

(1)	Mr. Mason also received a sign-on grant of 15,470 PSUs (the “Mason Sign-on PSUs”) that are subject to the same performance conditions as the PSUs granted as part of the annual LTI awards as described below. In aggregate, Mr. Mason was granted 28,878 PSUs in 2025 (13,408 PSUs from his annual grant as well as the 15,470 Mason Sign-on PSUs).
(2)	Please see “Payments Upon Termination or Change in Control – Separation Agreement – Kenneth W. Shreves” below for a discussion regarding the treatment of Mr. Shreves’ LTI awards in connection with his separation.

RESTRICTED STOCK UNIT COMPONENT

The Compensation Committee reviewed and approved all RSU grants to NEOs. RSUs provide executives with share ownership of unrestricted shares once vesting requirements are met, reinforcing alignment with long-term shareholder value. The Committee granted RSUs to NEOs based on their role, responsibilities, and expected contributions to the Company’s long-term performance. RSUs granted in 2025 vest in one-third annual installments on the first, second and third anniversaries of the grant date.

60 V2X | 2026 Proxy Statement

PERFORMANCE STOCK UNIT COMPONENT

2025 PSU Awards

The PSUs granted to NEOs in 2025 (“2025-2027” PSUs) are performance-based equity awards that vest after a three-year period, subject to both continued service and achievement of defined performance goals. PSU vesting is determined by relative TSR performance against the 2025 Compensation Peer Group, and by achievement against the Adj. EPS target.

Fifty percent of each 2025-2027 PSU award is tied to relative TSR performance (the “TSR Portion”), and fifty percent is tied to Adj. EPS performance (the “Adj. EPS Portion”). Vesting outcomes for each metric are determined on a sliding scale, interpolated between performance levels:

The following table describes the performance levels of the TSR Portion of the 2025-2027 PSUs.

TSR Portion	PSU Award Vesting Factor
less than the 35th percentile	0%
at the 35th percentile	50%
at the 50th percentile	100%
at or above the 80th percentile	200%

The following table describes the performance levels of the Adj. EPS Portion of the 2025-2027 PSUs.

Adj. EPS Portion
Target	$4.37	$4.38	$4.49	$4.61	$4.73	$4.85	$5.00	$5.14	$5.29	$5.43	$5.58
Target Achievement	90.0%	90.1%	92.6%	95.1%	97.6%	100.0%	103.0%	106.0%	109.0%	112.0%	115.0%
Adjusted EPS Payout Factor	0.00%	50.0%	62.5%	75.0%	87.5%	100.0%	125.0%	150.0%	175.0%	190.0%	200.0%

The table below sets forth the 2025-2027 PSU awards made to the NEOs in 2025.

	PSU TSR Portion	PSU TSR Portion	PSU Adj. EPS Portion	PSU Adj. EPS Portion
Name	($)	(# of Units)	($)	(# of Units)
Jeremy C. Wensinger	1,878,762	32,028	1,552,717	32,028
Shawn M. Mural	595,868	10,158	492,460	10,158
L. Roger Mason, Jr.	846,992	14,439	700,003	14,439
Jeremy J. Nance	158,851	2,708	131,235	2,707
Richard L. Caputo, Jr.	139,142	2,372	124,597	2,372
Kenneth W. Shreves	196,628	3,352	162,103	3,352

The vesting factor for the TSR Portion of the 2025-2027 PSU award is calculated for four performance periods (each of the 2025, 2026, and 2027 calendar years, as well as the three-year period beginning on January 1, 2025, and ending on December 31, 2027). The number of 2025-2027 PSUs that vest, if any, is equal to the product of (i) the average vesting factor as set forth in the applicable table above over the performance periods (i.e. the sum of the vesting factors for each performance period divided by four) and (ii) the number of target 2025-2027 PSUs.

The Adj. EPS Portion of the 2025-2027 PSU award is measured over three one-year performance periods (2025, 2026, and 2027). For each year, an Adj. EPS payout factor is determined. At the end of the three-year period, the three annual payout factors are averaged, and that average is applied to the Adj. EPS Portion of the 2025-2027 PSU award to determine the number of units that vest.

On December 1, 2025, the Compensation Committee, in consultation with its Compensation Consultant, approved a refinement to the measurement period used to calculate the stock price at the end of the performance period for all PSUs that contain a relative TSR metric that were outstanding as of December 1, 2025 (i.e., the outstanding PSUs that were granted in 2023, 2024, and 2025). This clarification was to ensure that executive payouts accurately reflect our long-term market performance by neutralizing short-term price volatility potentially caused by significant

V2X | 2026 Proxy Statement 61

divestitures of Company common stock by American Industrial Partners. Each NEO agreed to have this measurement modification apply with respect to the NEO’s outstanding PSUs that contain the relative TSR metric. See the discussion below in footnote 7 of the “Outstanding Equity Awards At 2025 Fiscal Year End.”

Vesting of 2023 PSUs and Mr. Wensinger’s Employment Inducement PSUs

The performance period for the (i) PSUs granted in 2023 that have a three-year performance period and vest based on the achievement of specified TSR performance goals (“2023-2025 Group 1 PSUs”), (ii) PSUs granted in 2023 that have a three-year performance period and vest based on the achievement of specified share price and TSR performance goals (“2023-2025 Group 2 PSUs”), and (iii) PSUs granted to Mr. Wensinger in 2024 that have a performance period ending on December 31, 2025 and vest based on the achievement of specified share price and TSR performance goals (“Employment Inducement PSUs”) ended on December 31, 2025. Based on the performance goals achieved as of December 31, 2025, 20.3% of the 2023-2025 Group 1 PSUs vested, and 30% of each of the 2023-2025 Group 2 PSUs and the Employment Inducement PSUs vested.

POST-EMPLOYMENT COMPENSATION

In 2025, V2X made dollar for dollar matching contributions up to 4% of employee-elected deferrals pursuant to the 401(k) plan. All contributions are 100% vested after 3 years (25% after year 1, 50% after year 2 and 100% after year 3). V2X also maintains a non-qualified, unfunded V2X, Inc. Excess Savings Plan to provide key employees with an opportunity to earn benefits in excess of the benefits that may be earned under the V2X 401(k) Plan. This plan is discussed in more detail under “Non-Qualified Deferred Compensation For 2025” below.

SEVERANCE PLAN ARRANGEMENTS

The plans discussed are described in more detail under “Payments Upon Termination or Change in Control” below. The severance plans apply to key V2X employees, and such severance plan arrangements are not considered in determining other elements of compensation. All the NEOs were covered under the Company’s Senior Executive Severance Pay Plan and the Special Senior Executive Severance Pay Plan (which does not provide overlapping payments and benefits in the event of a qualifying termination).

SENIOR EXECUTIVE SEVERANCE PAY PLAN

The purpose of this plan is to provide a period of transition for senior executives if the Company terminates the senior executive’s employment without cause. Certain senior executives who are U.S. citizens or who are employed in the United States are covered by this plan.

Pursuant to the plan, severance payments are not required in instances where:

●	the executive terminates his or her own employment;
●	the executive’s employment is terminated for cause; or
●	if the executive accepts employment or refuses comparable employment with a purchaser in a divestiture situation.

All of the NEOs are covered under this plan.

SPECIAL SENIOR EXECUTIVE SEVERANCE PAY PLAN

This plan provides compensation in the case of a qualifying termination of employment in connection with an Acceleration Event (described in the “Severance and Change in Control” section below). The plan is structured to encourage executives to act in the best interests of shareholders by providing for certain compensation and retention benefits and payments, including change in control provisions, in the case of an Acceleration Event.

62 V2X | 2026 Proxy Statement

The purposes of these provisions are to:

●	provide for continuing cohesive operations as executives evaluate a transaction, which, without change in control protection, could be personally adverse to the executive;
●	keep executives focused on preserving value for shareholders;
●	retain key talent in the face of potential transactions; and
●	attract talented employees in the competitive marketplace.

As discussed above, this plan provides severance benefits for covered executives, including any NEO, whose employment was terminated by the Company without cause, or where the covered executive terminated his or her employment for good reason within two years after the occurrence of an Acceleration Event as described below (generally excluding a termination due to death or disability) or if the covered executive’s employment was terminated under certain circumstances in contemplation of an Acceleration Event that ultimately occurred. The plan is designed to put the executive in the same position for a period of time from a compensation and benefits standpoint, as he or she would have been in without a termination related to the Acceleration Event. With respect to AIP awards, since the executive would no longer have the ability to influence the corporate objectives upon which the awards were based, the plan provides that any AIP awards be paid to the executive at target.

CHANGE IN CONTROL ARRANGEMENTS

As described more fully under “Payments Upon Termination or Change in Control” below, the Compensation Committee has provided for treatment of short-term and long-term incentive plans, severance arrangements and the excess savings plan upon a change in control.

EMPLOYEE BENEFITS

V2X executives are eligible to participate in V2X’s broad-based employee benefits programs, including medical, dental, vision coverage, and other specified benefit plans according to the plan document. Section 16 Officers, including our NEOs, are also provided with access to executive health benefits which include executive physicals.

PERQUISITES FOR NEOs

V2X provides only those perquisites that it considers to be reasonable and consistent with competitive practice. The Compensation Committee continues to review benefits and perquisites to ensure they are reasonable and consistent with competitive practice.

OTHER CONSIDERATIONS AND POLICIES

SHARE OWNERSHIP GUIDELINES

The Board of Directors has established share ownership guidelines for our current Section 16 Officers and for our Independent Directors. Directors who were elected as Vertex Holdco designees did not receive director compensation and were not subject to these guidelines. The share ownership guidelines are designed to link our Section 16 Officers’ and Directors’ financial interests with those of our shareholders.

V2X | 2026 Proxy Statement 63

The share ownership guidelines require share ownership levels at five times the annual cash retainer amount for the Independent Directors. The guidelines also provide for share ownership levels based on a multiple of annual base salary for our Section 16 Officers depending on their position, as follows:

Chief Executive Officer	5X Annual Base Salary
Chief Financial Officer	3X Annual Base Salary
Other C-Suite Executives	2X Annual Base Salary
Select SVPs	1X Annual Base Salary

Shares of common stock owned outright and unvested RSUs count toward satisfying the ownership guidelines. Shares underlying unvested PSUs and vested or unvested stock options do not count toward satisfying the ownership guidelines. Independent Directors have the later of five years from their election as a Director or any increase in their annual retainer amount, to meet the required ownership threshold of the guidelines. Section 16 Officers have the later of five years from the date they became subject to the guidelines, or from the date of their promotion within the salary level covered by the guidelines, to meet the required ownership requirements of the guidelines.

Directors and Section 16 Officers are not permitted to sell Company stock that results in them falling out of compliance with the share ownership guidelines. The Compensation Committee reviews the share ownership guidelines to align the guidelines with current market trends and the status of the ownership compliance on an annual basis. As of March 11, 2026, all our Independent Directors and our NEOs were in compliance with our share ownership guidelines or would be in compliance taking into account the applicable five-year transition period.

COMPENSATION CLAWBACK POLICIES

The Board of Directors has adopted a recoupment policy that enables the Board to seek recoupment of performance-based compensation, including annual cash incentive/bonus awards and all forms of equity-based compensation, from an employee that has engaged in gross negligence, intentional misconduct, fraud, theft, or embezzlement. The Board has also adopted a clawback policy in accordance with the Section 10D-1 of the Exchange Act and listing standards applicable to the Company, that enables the Board to seek a clawback of erroneously paid performance-based incentive compensation in the event of a material accounting restatement of the Company’s financial results, irrespective of fraud or misconduct, pursuant to the policy. The clawback policy applies to any Section 16 Officer, including our NEOs, which shall be deemed to include any individuals identified by the Company as executive officers pursuant to Item 401(b) of Regulation S-K. Both current and former executive officers are subject to the clawback policy. During fiscal year 2025, there were no events that triggered a right to a clawback or recoupment from any of our executive officers.

EQUITY GRANT PRACTICES—CONSIDERATION OF MATERIAL NON-PUBLIC INFORMATION

V2X equity-based awards granted to NEOs, senior and other executives, and equity-based awards granted to Directors, are awarded and priced on the same date as the approval date or a subsequent date approved by the Compensation Committee for administrative reasons. V2X may also make equity-based grants in the case of the promotion, or an expanded role, of an existing employee or hiring of a new employee. These grants may be made at a time V2X is in possession of material non-public information, although we did not make equity-based grants in the form of stock options, stock appreciation rights or similar instruments with option-like features in 2025. The Compensation Committee did not take material nonpublic information into account when determining the timing and terms of equity awards in 2025, and the Company does not time the disclosure of material nonpublic information for purpose of affecting the value of executive compensation.

64 V2X | 2026 Proxy Statement

CONSIDERATION OF TAX AND ACCOUNTING IMPACTS

Section 162(m) — Section 162(m) of the Internal Revenue Code (the “Code”) generally imposes a limit of $1,000,000 on the amount of compensation that V2X can deduct in any one year with respect to its “covered employees,” which includes the NEOs. While the Compensation Committee may take any limit on deductions into account in making its compensation determinations, the Compensation Committee may determine to award compensation that is not deductible, if deemed to be in the best interests of V2X.

Section 409A — Section 409A of the Code imposes an additional tax on service providers with respect to compensatory payments that are considered to be deferred compensation unless the arrangement meets certain requirements set forth in Section 409A of the Code and the related guidance thereunder. V2X plans are intended to comply with, or be exempt from, Section 409A of the Code, to the extent applicable.

Excise Taxes — V2X provides “best-net” provisions with respect to any “golden parachute” excise tax triggered by a change-in-control. Under these provisions, if payments triggered by a change-in-control would be subject to an excise tax, then either the payments would be reduced by the amount needed to avoid triggering the tax, or no reduction of payments would occur, depending on which alternative left the executive in the better after-tax position.

POLICIES AGAINST INSIDER TRADING AND HEDGING, PLEDGING, AND SPECULATION IN COMPANY STOCK

V2X has an insider trading policy that prohibits employees (including the NEOs) and Directors from engaging in transactions involving V2X stock while in possession of material nonpublic information. This policy also applies to certain family members and related parties. Directors and covered officers must receive specific written approval from the V2X SVP, General Counsel or Corporate Secretary, prior to engaging in any transaction, including entering into a Rule 10b5-1 Plan, involving V2X securities. We believe our insider trading policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and listing standards applicable to the Company. A copy of the Company’s insider trading policy was filed as Exhibit 19 to our Annual Report on Form 10-K for the year ended December 31, 2025.

In addition, V2X has a policy that prohibits senior officers (including the NEOs) and Directors from directly or indirectly engaging in any kind of speculation involving V2X stock or any hedging transaction that could reduce or limit economic risk with respect to their holdings, ownership or interest in securities of V2X, including stock options, restricted stock, RSUs or other equity-based compensation. Prohibited transactions include the purchase of financial instruments, including short sales, forward contracts, equity swaps, collars, puts, calls or other derivative securities that are speculative in nature or designed to hedge or offset a decrease in market value of any V2X equity security. Director and senior officers are further prohibited under this policy from using any V2X equity security as a pledge of collateral for any transaction or purchasing any V2X security on margin or selling V2X shares short.

BUSINESS RISK AND COMPENSATION

Compensation for our executives is structured so that unnecessary or excessive risk-taking behavior is discouraged. Total compensation for senior officers is heavily weighted toward long-term compensation consistent with the V2X compensation philosophy, which is focused on long-term value creation. This focus on long-term compensation discourages behaviors that encourage short-term risks. The CEO and the CFO attend those portions of the Compensation Committee meetings at which plan features and design configurations of annual and long-term incentive plans are considered and approved.

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Overall enterprise risk is reviewed and considered at the Committee and Board meetings, providing additional important information to the Compensation Committee. This risk assessment is generally conducted during the course of review of our compensation programs. The Compensation Committee annually reviews risks associated with changes to our executive compensation programs and conducts an extensive review of our overall executive compensation risk once every 3 years. In 2024, the Compensation Committee directed the Compensation Consultant to update its in-depth risk profile of the Company’s executive compensation programs, including benchmarking our executive compensation against our peer group, and the Compensation Consultant concluded that V2X’s overall risk profile is “low” in all categories based on their knowledge of generally accepted principles of how executive pay programs are related to business risk. V2X management also concluded that our compensation programs are designed with an appropriate balance of risk and reward in relation to our overall business strategy and do not encourage excessive risk-taking behavior. As a result, we do not believe that risks relating to our compensation programs are reasonably likely to have a material adverse effect on the Company. The Compensation Committee reviewed the summary on the assessment of such compensation programs and approved these conclusions. The Compensation Committee considered risk implications of our compensation programs during its deliberations on the design of our 2025 executive compensation programs, with the goal of appropriately balancing short-term and long-term performance.

66 V2X | 2026 Proxy Statement

The following table summarizes V2X compensation components or policies and relevant risk mitigation measures for 2025 with respect to our NEOs:

COMPENSATION RISK ASSESSMENT ACROSS THE ENTERPRISE

V2X COMPENSATION COMPONENT OR POLICY	RISK MITIGATION MEASURES

BASE SALARY	Based on market rates. Provides stability and minimizes risk-taking incentives.

AIP
●
AIP design emphasizes overall performance and collaboration across the enterprise.
●
AIP components focus on metrics that encourage short-term operating performance and that differ from those used for long-term incentive awards.
●
Individual AIP components and total AIP awards are capped.
●
Payments are made only after internal audit’s review and Compensation Committee review and approval of the performance, adjustments, achievement, and payments.

LONG-TERM INCENTIVE AWARDS — RSUs — PSUs
●
RSUs vest annually in one-third increments over a three-year period.
●
PSUs are performance-based equity awards that vest at the end of a three-year period, contingent upon the achievement of relative TSR and Adj. EPS targets, as described above. This dual-metric approach incentivizes long-term value creation, aligning executive incentives with sustainable growth while mitigating the risk of short-termism. TSR and Adj. EPS results are each capped at 200%.

PERQUISITES	Perquisites are reasonable and consistent with competitive practice. See “Employee Benefits — Perquisites for NEOs” above.

SEVERANCE

The Company maintains severance plans that provide defined protection in the event of a termination without cause or following a change in control. These plans serve as a critical risk mitigation tool by providing leadership stability and ensuring executive focus on shareholder interest during periods of organizational transition.

COMPENSATION CLAWBACK AND RECOUPMENT POLICIES

Provides mechanism for the Board to seek recoupment of performance-based compensation, including annual cash incentive/bonus awards and all forms of equity-based compensation, from an employee that has engaged in gross negligence, intentional misconduct, fraud, theft or embezzlement, and to seek clawback, from Section 16 officers, of erroneously paid performance-based incentive compensation in the event of a material accounting restatement of the Company’s financial results, irrespective of fraud or misconduct, pursuant to the policy.

OFFICER SHARE OWNERSHIP GUIDELINES

V2X executive officers are required to own V2X shares or share equivalents from 1X to 5X base salary, depending on the level of the officer. Share ownership guidelines are designed to align executive and shareholder interests and discourage executives from focusing on short-term results without regard to longer-term consequences.

PROHIBITION AGAINST PLEDGING OR HEDGING OR SPECULATION IN V2X SECURITIES

V2X policy prohibits Directors and senior officers (including the NEOs) from pledging or hedging or speculative trading in and out of V2X securities, including short sales, forward contracts, equity swaps, collars, puts, calls or other derivative securities that are speculative in nature or designed to hedge or offset a decrease in market value of any V2X security (does not restrict exercises of Company-granted stock options).

2014 OMNIBUS PLAN

Under the 2014 Omnibus Plan and award agreements, a double trigger change in control vesting provision is included, which requires both consummation of the transaction and a qualifying termination for accelerated vesting of outstanding long-term incentive grants.

PENSION PLANS	V2X does not provide a traditional defined benefit pension plan.

V2X | 2026 Proxy Statement 67

COMPENSATION TABLES

SUMMARY COMPENSATION TABLE

The following table summarizes the compensation of our NEOs for 2023, 2024 and 2025.

					Non-equity
					Incentive
				Stock	Plan	All Other
		Salary	Bonus	Awards	Compensation	Compensation	Total
Name and Principal Position	Year	($)	($)(1)	($)(2)	($)(3)	($)(4)	($)
Jeremy C. Wensinger	2025	1,021,920	400,000	4,961,023	1,542,528	55,311	7,980,782
President and CEO	2024	500,001	—	4,861,874	481,875	18,813	5,862,563
	2023	—	—	—	—	—	—
Shawn M. Mural	2025	723,888	—	1,573,419	714,816	41,348	3,053,471
SVP, CFO	2024	700,000	—	1,376,207	431,760	58,852	2,566,819
	2023	149,759	—	1,397,217	174,580	1,433	1,722,989
L. Roger Mason, Jr.	2025	600,000	450,000	2,197,015	636,480	32,138	3,915,633
SVP, Chief Growth Officer	2024	—	—	—	—	—	—
	2023	—	—	—	—	—	—
Jeremy J. Nance	2025	475,000	—	552,605	328,320	19,719	1,375,644
SVP, Chief Legal Officer and General Counsel	2024	—	—	—	—	—	—
	2023	—	—	—	—	—	—
Richard L. Caputo, Jr.	2025	420,000	—	493,728	387,072	17,590	1,318,390
SVP Aerospace Systems	2024	—	—	—	—	—	—
	2023	—	—	—	—	—	—
Kenneth W. Shreves(5)	2025	366,347	—	683,741	318,797	882,589	2,251,474
Former SVP, Global Mission Support	2024	546,154	—	887,361	489,730	24,311	1,947,556
	2023	438,458	—	790,173	382,985	19,171	1,630,787

(1)	In 2025, Mr. Wensinger was paid $400,000 for the replacement of his forfeited bonus from his prior employer and Mr. Mason was paid a $450,000 sign-on bonus, each pursuant to their respective offer letters.
(2)	Amounts in this column include the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 for target PSUs and RSUs. The assumptions used in calculating these amounts are incorporated herein by reference to Note 16 to the consolidated financial statements in the V2X Form 10-K for the year ended December 31, 2025. With respect to the 2025-2027 PSUs that contain a TSR Portion, assuming the highest performance level is achieved, the grant date value of such PSUs is as follows: Mr. Wensinger - $3,757,525, Mr. Mural - $1,191,737, Mr. Mason - $1,693,983, Mr. Nance - $317,703, Mr. Caputo - $278,283 and Mr. Shreves - $393,297. With respect to the 2025-2027 PSUs that contain an Adj. EPS Portion, assuming the highest performance level is achieved, the grant date value of such PSUs is as follows: Mr. Wensinger - $3,105,435, Mr. Mural - $984,920, Mr. Mason - $1,400,005, Mr. Nance - $262,471, Mr. Caputo - $249,195 and Mr. Shreves - $324,205.
(3)	Amounts in this column reflect the AIP awards, as applicable, that were earned for the applicable performance year.
(4)	Amounts in this column for 2025 represent items specified in the All Other Compensation table below.
(5)	Mr. Shreves’ employment with the Company ended as of August 1, 2025.

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ALL OTHER COMPENSATION TABLE

					Excess
					Savings Plan	401(k) Matching		Total All Other
		Perquisites(1)	Severance		Contributions(2)	Contributions(3)	Other(4)	Compensation
Name	Year	($)	($)		($)	($)	($)	($)
Jeremy C. Wensinger	2025	4,752	0		26,877	16,158	7,524	55,311
Shawn M. Mural	2025	4,752	0		14,956	18,173	3,467	41,348
L. Roger Mason, Jr.	2025	4,752	0		10,000	13,000	4,386	32,138
Jeremy J. Nance	2025	5,916	0		5,000	8,038	765	19,719
Richard L. Caputo, Jr.	2025	4,752	0		2,800	7,108	2,930	17,590
Kenneth W. Shreves	2025	0	864,756	(5)	654	14,403	2,776	882,589

(1)	Amounts represent executive health benefits.
(2)	Contributions to V2X, Inc. Excess Savings Plan are unfunded, and earnings are credited according to the investments elected by the participants.
(3)	Amounts represent company matching contributions during 2025 in the Vectrus 401(k) Plan.
(4)	Amounts represent taxable group term life insurance premiums paid for each NEO.
(5)	Mr. Shreves’ employment with the Company ended as of August 1, 2025. For additional information, see “Payments Upon Termination or Change in Control – Separation Agreement – Kenneth W. Shreves” below for a description of the amounts paid in connection with his separation.

V2X | 2026 Proxy Statement 69

GRANTS OF PLAN-BASED AWARDS IN 2025

The following table summarizes awards made to our NEOs during the year ended December 31, 2025 under the 2014 Omnibus Plan. The table includes the grant date fair value for equity-based awards computed under FASB ASC Topic 718, the estimated future payouts under non-equity incentive plan awards (which consist of potential payouts for 2025 under the AIP), and estimated future payouts under the long-term incentive awards, which consist of potential payouts related to the 2025-2027 PSU awards. The table also provides the number of shares underlying all other stock awards, which consist of PSU awards and RSU awards No stock options were awarded to the NEOs in 2025.

									All
									Other
									Stock
									Awards:	Grant
			Estimated Future Payouts			Estimated Future Payouts			Number	Date Fair
			Under Non-Equity Incentive			Under Equity Incentive			of Shares	Value of
			Plan Awards(1)			Plan Awards(2)			of Stock	Stock
		Grant	Threshold	Target	Maximum	Threshold	Target	Maximum	or Units	Awards
Name	Award Type	Date	($)	($)	($)	(#)	(#)	(#)	(#)(3)	($)(4)
Jeremy C. Wensinger	Cash		669,500	1,339,000	2,678,000
	PSU TSR	3/12/2025				16,014	32,028	64,056		1,878,762
	PSU Adj. EPS	3/12/2025				16,014	32,028	64,056		1,552,717
	RSU	3/12/2025							31,550	1,529,544
Shawn M. Mural	Cash		310,250	620,500	1,241,000
	PSU TSR	3/12/2025				5,079	10,158	20,316		595,868
	PSU Adj. EPS	3/12/2025				5,079	10,158	20,316		492,460
	RSU	3/12/2025							10,006	485,091
L. Roger Mason, Jr.(5)	Cash		276,250	552,500	1,105,000
	PSU TSR	3/12/2025				7,220	14,439	28,878		846,992
	PSU Adj. EPS	3/12/2025				7,220	14,439	28,878		700,003
	RSU	3/12/2025							13,408	650,020
Jeremy J. Nance	Cash		142,500	285,000	570,000
	PSU TSR	3/12/2025				1,354	2,708	5,416		158,851
	PSU Adj. EPS	3/12/2025				1,354	2,707	5,414		131,235
	RSU	3/12/2025							5,415	262,519
Richard L. Caputo, Jr.	Cash		168,000	336,000	672,000
	PSU TSR	3/12/2025				1,186	2,372	4,744		139,142
	PSU Adj. EPS	3/12/2025				1,186	2,372	4,744		124,597
	RSU	3/12/2025							4,744	229,989
Kenneth W. Shreves	Cash		138,367	276,733	553,466
	PSU TSR	3/12/2025				1,676	3,352	6,704		196,628
	PSU Adj. EPS	3/12/2025				1,676	3,352	6,704		162,103
	RSU	3/12/2025							6,704	325,010

(1)	Amounts reflect the threshold, target, and maximum payment levels for commensurate performance under the AIP described under “Compensation Discussion and Analysis—Compensation Program Objectives,” above, if certain performance metrics are met. These potential payments are based on achievement of specific performance metrics and are completely at risk. The target award is computed based upon the applicable range of net estimated payments denominated in dollars where the target award is equal to 100% of the award potential, the threshold is equal to 50% of target and the maximum is equal to 200% of target. The approved AIP formula for 2025 was based on performance measures and totals that would pay 100% of target for 100% achievement of the approved goals. Actual AIP awards for 2025 are shown in the Summary Compensation Table. Mr. Shreves’ target was prorated based on his termination date.
(2)	Amounts reflect the threshold, target, and maximum payment levels, respectively, which are denominated in shares, if an award payout is achieved under the 2025-2027 PSU awards. The 2025-2027 PSU awards are subject to a three-year performance period from January 1, 2025 to December 31, 2027 as described above. The potential payments are based on achievement of specific approved performance as further described under “Compensation Discussion and Analysis — Long-Term Incentive Program — Performance Stock Unit Component” above. These 2025-2027 PSU awards are completely at-risk

70 V2X | 2026 Proxy Statement

compensation and payments, if any, are made in shares after the end of the performance period. The target amount shown is the grant date fair value.

(3)	Amounts reflect the number of RSUs granted in 2025 to the NEOs. RSUs granted to NEOs on March 12, 2025 vest in one-third annual installments on the first, second and third anniversaries of the grant date. The number of shares underlying the RSU awards granted on March 12, 2025 were determined based on $48.48, the closing price of V2X common stock on March 12, 2025.
(4)	Amounts in this column represent the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 for equity awards granted to the NEOs in 2025.
(5)	In aggregate, Mr. Mason was granted 28,878 PSUs in 2025 (13,408 PSUs from his annual grant and the 15,470 Mason Sign-on PSUs), of which 14,439 PSUs may vest based on achievement of the TSR goals and 14,439 PSUs may vest based on the achievement of the Adj. EPS goals. The Mason sign-on PSUs have the same terms as the annual PSU grants for other NEOs in 2025.

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OUTSTANDING EQUITY AWARDS AT 2025 FISCAL YEAR END

The following table sets forth summary information regarding the outstanding equity awards held by our NEOs on December 31, 2025.

		Option Awards				Stock Awards
								Equity Incentive		Equity Incentive
						Number of	Market	Plan Awards:		Plan Awards:
		Number of	Number of			Shares	Value of	Number of		Market or Payout
		Securities	Securities			or Units of	Shares or	Unearned		Value of Unearned
		Underlying	Underlying			Stock	Units of	Shares, Units or		Shares, Units or
		Unexercised	Unexercised	Option		That Have	Stock That	Other Rights That		Other Rights That
		Options	Options	Exercise	Option	Not	Have Not	Have Not		Have Not
		Exercisable	Unexercisable	Price	Expiration	Vested	Vested	Vested		Vested
Name	Grant Date	(#)	(#)	($)	Date	(#)	($)(1)	(#)	(7)	($)(1)(7)
Jeremy C. Wensinger	3/12/2025	—	—	—	—	31,550	1,721,053	—		—
	3/12/2025	—	—	—	—	—	—	32,028	(2)	1,747,127
	3/12/2025	—	—	—	—	—	—	32,028	(2)	1,747,127
	6/25/2024	—	—	—	—	29,533	1,611,025	—		—
	6/25/2024	—	—	—	—	—	—	44,299	(3)	2,416,510
	6/25/2024	—	—	—	—	—	—	6,000	(4)	327,300
Shawn M. Mural	3/12/2025	—	—	—	—	10,006	545,827	—		—
	3/12/2025	—	—	—	—	—	—	10,158	(2)	554,119
	3/12/2025	—	—	—	—	—	—	10,158	(2)	554,119
	3/8/2024	—	—	—	—	9,943	542,391	—		—
	3/8/2024	—	—	—	—	—	—	14,915	(3)	813,613
	10/9/2023	—	—	—	—	1,521	82,971	—		—
	10/9/2023	—	—	—	—	2,282	124,483	—		—
	10/9/2023	—	—	—	—	—	—	1,390	(4)	75,825
	10/9/2023	—	—	—	—	—	—	2,052	(4)	111,937
L. Roger Mason, Jr.	3/12/2025	—	—	—	—	13,408	731,406
	3/12/2025	—	—	—	—			14,439	(2)	787,647
	3/12/2025	—	—	—	—			14,439	(2)	787,647
Jeremy J. Nance	3/12/2025	—	—	—	—	5,415	295,388	—		—
	3/12/2025	—	—	—	—	—	—	2,708	(2)	147,721
	3/12/2025	—	—	—	—	—	—	2,707	(2)	147,667
	3/8/2024	—	—	—	—	2,374	129,502	—		—
	3/10/2023	—	—	—	—	1,354	73,861	—		—
	3/10/2023	—	—	—	—	—	—	1,094	(4)	59,678
Richard L. Caputo, Jr.	3/12/2025	—	—	—	—	4,744	258,785	—		—
	3/12/2025	—	—	—	—	—	—	2,372	(2)	129,393
	3/12/2025	—	—	—	—	—	—	2,372	(2)	129,393
	3/8/2024	—	—	—	—	2,226	121,428	—		—
	3/10/2023	—	—	—	—	1,269	69,224	—		—
	3/10/2023	—	—	—	—	—	—	1,337	(4)	72,933
Kenneth W. Shreves(6)	3/12/2025	—	—	—	—	—	—	652	(2)	35,567
	3/12/2025	—	—	—	—	—	—	652	(2)	35,567
	3/8/2024	—	—	—	—	6,412	349,720	—		—
	3/8/2024	—	—	—	—	—	—	9,617	(3)	524,607
	3/10/2023	—	—	—	—	2,327	126,938	—
	3/10/2023	—	—	—	—	—	—	1,414	(4)	77,134

(1)	Reflects the Company’s closing stock price of $54.55 per share on December 31, 2025.
(2)	The 2025-2027 PSU awards have a three-year performance period from the start of the 2025 fiscal year and will vest based on achievement of specific approved performance as further described under “Compensation Discussion and Analysis — Long-

72 V2X | 2026 Proxy Statement

Term Incentive Program  —  Performance Stock Unit Component” above. 2025-2027 PSUs are divided equally between TSR and Adj. EPS performance goals. They are reflected at target performance level in the table.

(3)	The PSU awards granted in 2024 have a three-year performance period from the start of the 2024 fiscal year and will vest based on achievement of approved TSR performance goals (“2024-2026 PSUs”). They are reflected at target performance level in the table.
(4)	Based on the performance goals achieved as of December 31, 2025, 20.3% of the 2023-2025 Group 1 PSUs vested on February 25, 2026, the date on which the Compensation Committee certified the performance results.
(5)	Based on the performance goals achieved as of December 31, 2025, 30.0% of the 2023-2025 Group 2 PSUs (and the Employment Inducement PSUs granted to Mr. Wensinger) vested on February 25, 2026, the date on which the Compensation Committee certified the performance results.
(6)	Pursuant to Mr. Shreves’ separation agreement, these equity awards remained outstanding as of December 31, 2025. The RSUs will vest per the original time-based vesting schedule as if he had remained an employee and the PSUs will vest based on the level of achievement of the applicable performance goals. See “Payments Upon Termination or Change in Control – Separation Agreement – Kenneth W. Shreves” below.
(7)	The ending stock price will be calculated as the average closing price over 21 trading days in the final month of the performance period. If, during the end of a TSR measurement period there were to be a significant divestiture of Company common stock by American Industrial Partners, and if any of those trading days coincide with the nine-day period following an American Industrial Partners block-trade divestiture, those days will be replaced with earlier trading days so the full 21-day measurement window is maintained. The same trading adjustment would also apply to the applicable peer group.

RESTRICTED STOCK UNIT VESTING SCHEDULE

The following table sets forth the vesting schedule for RSUs that were outstanding on December 31, 2025. RSUs vest in one-third annual installments on the first, second and third anniversaries of the grant date.

		Vesting Schedule
		(#)
Name	Grant Date	2026	2027	2028
Jeremy C. Wensinger	3/12/2025	10,516	10,517	10,517
	6/25/2024	14,766	14,767	—
Shawn M. Mural	3/12/2025	3,335	3,335	3,336
	3/8/2024	4,972	4,971	—
	10/9/2023	2,282	—	—
	10/9/2023	1,521	—	—
L. Roger Mason, Jr.	3/12/2025	4,469	4,469	4,470
Jeremy J. Nance	3/12/2025	1,805	1,805	1,805
	3/8/2024	1,187	1,187	—
	3/10/2023	1,354	—	—
Richard L. Caputo, Jr.	3/12/2025	1,581	1,581	1,582
	3/8/2024	1,113	1,113	—
	3/10/2023	1,269	—	—
Kenneth W. Shreves	3/8/2024	3,206	3,206	—
	3/10/2023	2,327	—	—

V2X | 2026 Proxy Statement 73

OPTION EXERCISES AND STOCK VESTED

The following table summarizes the vesting of RSUs for each of our NEOs in 2025. No NEOs exercised any options in 2025.

	Stock Awards
	Number of Shares	Value Realized on
	Acquired on Vesting	Vesting
Name	(#)	($)(1)
Jeremy C. Wensinger(2)	14,766	688,539
Shawn M. Mural(3)(4)	8,777	224,914
L. Roger Mason, Jr.	—	—
Jeremy J. Nance(4)(5)	2,542	118,679
Richard L. Caputo(4)(5)	2,382	111,209
Kenneth W. Shreves(4)(5)	7,034	328,393

(1)	The aggregate value realized on the date of vesting of the RSUs is based on the average of high and low prices of V2X common stock on the date of vesting, multiplied by the number of shares acquired upon vesting.
(2)	The value realized for 14,766 of Mr. Wensinger’s shares is based on $46.63 per share on the vesting date of June 25, 2025.
(3)	The value realized for 3,805 of Mr. Mural’s shares is based on $59.11 per share on the vesting date of October 9, 2025
(4)	The value realized for 4,972 of Mr. Mural’s shares, 1,188 of Mr. Nance’s shares, 1,113 of Mr. Caputo’s shares, and 3,206 of Mr. Shreves’ shares, is based on $46.73 per share on the vesting date of March 7, 2025
(5)	The value realized for 1,354 of Mr. Nance’s shares, 1,269 of Mr. Caputo’s shares, and 3,828 of Mr. Shreves’ shares, is based on $46.65 per share on the vesting date of March 10, 2025.

PENSION BENEFITS

V2X has not adopted a traditional defined benefit pension plan and does not provide traditional defined benefit pension benefits to the NEOs.

NON-QUALIFIED DEFERRED COMPENSATION FOR 2025

EXCESS SAVINGS PLAN

The Code limits the amount of compensation that may be considered for a qualified retirement such as our 401(k) Plan and the V2X, Inc. Excess Savings Plan provides our key employees with an opportunity to earn retirement savings benefits based on compensation in excess of that Code limit. In 2025, the amount of compensation that can be used to determine employee and employer contributions to the 401(k) Plan was limited to $350,000. The benefit that is provided to an employee under an excess benefit plan generally amounts to the difference between what the employee would have received under the employer’s qualified retirement plan without applying the Code compensation limitation described above and what the employee receives under the qualified retirement plan.

The V2X, Inc. Excess Savings Plan is a non-qualified unfunded savings plan. All balances under this plan are maintained on the books of V2X. V2X contributes to the participant’s excess savings plan account at the rate of 4% of eligible base compensation in excess of the Code limit on contributions to the 401(k) Plan. Employees may direct the investment of their plan accounts for purposes of determining the notional earnings that are credited to their account. Benefits will be paid to the employee in lump sum payment seven months following the last day worked. Distributions will also be made upon a change in control as defined in the plan.

74 V2X | 2026 Proxy Statement

NON-QUALIFIED DEFERRED COMPENSATION PLAN

The V2X, Inc. Non-Qualified Deferred Compensation Plan allows certain eligible employees to defer and invest a portion of their compensation for retirement and other life events. Each year, employees may defer up to 70% of their salary and up to 70% of their incentive plan compensation. Employee deferrals and associated earnings are 100% vested at all times. Employees may direct the investment of their plan accounts for purposes of determining the notional earnings that are credited to their account. Employees may designate an in-service distribution date for their compensation deferrals. In addition, employees may designate either a lump sum payment or annual installments on their compensation deferrals following their retirement from the Company. If the employee separates from service prior to an in-service distribution date and does not qualify for retirement, their account balance will be distributed as a lump sum payment six months following the last day worked to the extent required by the Code. Distributions may also be made upon change in control or unforeseeable emergency, as defined in the plan to the extent elected by the employee.

Non-Qualified Deferred Compensation

The following table shows the activity within the Non-Qualified Deferred Compensation Plan for the NEOs for 2025.

Aggregate
	Executive	Registrant	Aggregate	Withdrawals/
	Contributions in	Contributions in	Earnings in	Distributions in	Aggregate Balance
	Last FY	Last FY	Last FY	Last FY	at Last FYE
Name	($)(1)	($)(2)	($)	($)	($)(3)
Jeremy C. Wensinger	198,567	—	34,419	—	232,986
Shawn M. Mural	288,269	—	49,202	—	337,470
L. Roger Mason, Jr.	—	—	—	—	—
Jeremy J. Nance	—	—	—	—	—
Richard L. Caputo, Jr.	—	—	—	—	—
Kenneth W. Shreves	—	—	—	—	—

(1)	The amounts in this column are also included in the Summary Compensation Table in the Salary column.
(2)	V2X does not offer a Company match to the Non-Qualified Deferred Compensation Plan.
(3)	Mr. Wensinger and Mr. Mural did not have a previous aggregate balance.

V2X | 2026 Proxy Statement 75

Non-Qualified Excess Savings Plan Compensation

The following table shows the activity within the non-qualified Excess Savings Plan for the NEOs for 2025.

				Aggregate
	Executive	Registrant	Aggregate	Withdrawals/
	Contributions in	Contributions in	Earnings in	Distributions in	Aggregate Balance
	Last FY	Last FY	Last FY	Last FY	at Last FYE
Name	($)(1)	($)(2)	($)	($)	($)(3)
Jeremy C. Wensinger	—	26,877	2,309	—	35,263
Shawn M. Mural	—	14,956	3,014	—	32,247
L. Roger Mason, Jr.	—	10,000	243	—	10,243
Jeremy J. Nance	—	5,000	317	—	6,348
Richard L. Caputo, Jr.		2,800	197		4,019
Kenneth W. Shreves	—	654	1,445	—	18,499

(1)	Employees do not contribute to the Excess Savings Plan.
(2)	The amounts in this column are also included in the Summary Compensation Table under the All Other Compensation Table as Excess Savings Plan Contributions.
(3)	The following amounts of the aggregate balance from December 31, 2024, were reported in proxy statement for the 2024 fiscal year: Mr. Wensinger $6,200, Mr. Mural $14,200, and Mr. Shreves $12,384. Eash of Mr. Nance and Mr. Caputo had an aggregate prior balance in the amount of $1,044 and $1,033, respectively (as neither was an NEO in 2024, these amounts were not shown in last year’s proxy statement).

PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

In this section, we discuss the compensation payable (including accelerated vesting of equity awards) in the event of a change in control and employment termination under several different circumstances, including voluntary termination, termination for cause, death, disability, termination without cause and termination in connection with a change in control. The term used for change in control under the 2014 Omnibus Plan is “Acceleration Event” as further described below.

Our NEOs have entered into employment letter agreements that provide for general terms of employment, including the NEO’s initial base salary, target annual incentive, and LTI awards, although any rights to severance or compensation or benefits in connection with a change in control are provided pursuant to the arrangements described below. The amounts shown in the Potential Post-Employment Compensation table are estimates, assuming the triggering event occurred on December 31, 2025, as required by SEC rules. Values attributed to accelerated vesting of equity-based awards are based on V2X’s closing stock price on December 31, 2025, which was $54.55.

76 V2X | 2026 Proxy Statement

PAYMENTS AND BENEFITS PROVIDED GENERALLY TO SALARIED EMPLOYEES

The amounts shown in the table below do not include payments and benefits to the extent these payments and benefits are provided on a non-discriminatory basis to salaried employees generally upon termination of employment. These include:

●	Accrued salary and paid time off; and
●	Amounts currently vested under the V2X, Inc. Excess Savings Plan.

No perquisites are provided to the NEOs upon a change in control or in any of the post-employment circumstances shown in the table below.

SEVERANCE AND CHANGE IN CONTROL

SENIOR EXECUTIVE SEVERANCE PAY PLAN

The purpose of this plan is to provide a period of transition for covered executives, including the NEOs. Generally, covered executives who are U.S. citizens or who are employed in the United States are covered by this plan. The plan generally provides for severance payments if V2X terminates a senior executive’s employment without cause, subject to the senior executive’s execution and non-revocation of a release of claims. The severance is paid in accordance with V2X’s regular payroll cycle and the amount of severance pay under this plan depends on the executive’s base salary (and, in the case of Mr. Wensinger, the sum of his base salary and target incentive opportunity) and years of service. The severance benefit begins at 12 months of pay for less than four years of service and increases up to 18 months of pay for service of nine years or more. Mr. Wensinger’s offer letter provides that he will participate in the plan at a level of 18 months. The executives are also eligible to continue receiving subsidized health and welfare benefits during the severance payment period. V2X considers these severance pay provisions appropriate given the job responsibilities and competitive market in which senior executives function.

The executive must execute and deliver a release of claims to receive the severance payments. V2X’s obligation to continue severance payments stops if the executive does not comply with the V2X Code of Conduct or applicable V2X corporate policies. V2X considers this cessation provision to be critical to V2X’s emphasis on ethical behavior. V2X’s obligation to continue severance payments also ends if the executive engages in any activity inimical to the best interests of V2X, fails to comply with any Company policy regarding the disclosure of confidential information, trade secrets or proprietary business information, or regarding the assignments of right, or ownership of, intellectual property or any agreement with the Company addressing such issues, disparages V2X, induces employees to leave V2X without our consent or does not comply with non-competition provisions of this plan. These provisions protect the integrity of our business and are consistent with typical business arrangements.

If a covered executive receives or is entitled to receive other severance or similar compensation under another V2X plan or agreement or under applicable law, the amount of that other compensation will reduce amounts otherwise payable under this plan, to the extent such offsetting would not violate Code Section 409A. The severance is paid in equal installments over the applicable severance period.

The exceptions to severance payments include:

●	the executive terminates his or her own employment;
●	the executive’s employment is terminated for cause, death or disability; or
●	the executive accepts employment or refuses comparable employment with a purchaser in a divestiture situation.

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Assuming a termination by V2X without cause on December 31, 2025, Mr. Mural and Mr. Mason would have been entitled to 12 months of severance, and Messrs. Wensinger, Nance, and Caputo would have been entitled to 18 months of severance.

SPECIAL SENIOR EXECUTIVE SEVERANCE PAY PLAN

The purpose of this plan is to provide compensation in the case of termination of employment in connection with an Acceleration Event (as described below). The plan is structured to encourage executives to act in the best interests of shareholders without regard to the potential impact a change in control transaction might have with respect to his or her employment by providing severance protections for terminations that arise in connection with a change in control transaction.

The purposes of these provisions are to:

●	provide for continuing cohesive operations as executives evaluate a transaction, which, without change in control protection, could be personally adverse to the executive;
●	keep executives focused on shareholder value;
●	retain key talent in the face of potential transactions; and
●	attract talented employees in the competitive marketplace.

As discussed above, this plan provides severance benefits for covered executives, including the NEOs, if their employment is terminated (i) by the Company without cause when a “Potential Acceleration Event” as defined in the plan is in effect or within two years after a change in control transaction or prior to a change in control transaction if the termination occurs after public announcement of the change in control transaction, or (ii) where the covered executive terminates his or her employment for good reason (including a termination due to death or disability if at the time of such termination the executive could have resigned for good reason) within two years after a change in control transaction, subject to the executive’s execution and non-revocation of a release of claims.

This plan provides four tiers of benefits for covered executives, based on their position within the Company and the criticality of their role in a change in control transaction. In the event of a covered termination under this plan on December 31, 2025, the executive would have been entitled to:

●	any accrued but unpaid base salary and paid time off, any earned but unpaid incentive award (AIP payment) relating to the preceding year, unreimbursed expenses and any amounts to which the executive is entitled under applicable employee benefit plans;
●	for the CEO, two and a half (2.5), for SVPs reporting directly to the CEO, two (2.0), and for other Section 16 Officers, one and a half (1.5), times the executive’s annual base salary and target annual incentive opportunity at the time of the termination, paid in a lump sum; and
●	for a number of years or partial years equal to the applicable severance multiple, Company paid continuation of health insurance benefits under COBRA provided that such continuation will not extend beyond the maximum period permitted under COBRA.

If payments triggered by a change in control transaction would constitute excess parachute payments for purposes of Code Section 280G, then either: (1) payments would be reduced by the amount needed to avoid triggering Code Section 280G, or (2) no reduction of payments would occur, depending on which alternative leaves the executive in a better after-tax position. As of December 31, 2025, Mr. Wensinger was covered at the Tier 1 level of benefits of 2.5 times, and Messrs. Mural, Mason, Nance, and Caputo were covered at the Tier 2 level of benefits of 2.0 times.

78 V2X | 2026 Proxy Statement

SEPARATION AGREEMENT - KEnneth W. Shreves

V2X and Mr. Shreves entered into a separation agreement, dated August 1, 2025, in connection with his separation, pursuant to which Mr. Shreves received the following benefits in accordance with applicable Senior Executive Severance Pay Plan as described above and in consideration for his execution of a release of claims in favor of the Company and agreeing to a non-solicit and non-compete:

●	Sixteen (16) months of his current annual base salary in the amount of $790,667, paid over the severance period in accordance with V2X’s regular payroll cycle.
●	Paid time off payment in the amount of $66,887 paid in lump sum.
●	Shared monthly premium expense for continued benefit coverage for sixteen (16) months beginning on September 1, 2025 and ending December 31, 2026.
●	Continued vesting per the original vesting schedule as detailed in the award agreements with respect to 6,981 2023-2025 Group 1 PSUs granted on March 10, 2023, 9,617 2024-2026 PSUs granted on March 8, 2024, and 1,304 2025-2027 PSU awards (652 PSUs that vest based on achievement of TSR goals and 652 PSUs that vest based on achievement of Adj. EPS goals) granted on March 12, 2025.
●	Continued vesting per the original vesting schedule as detailed in the award agreements with respect to 2,327 RSUs granted on March 10, 2023, and 6,411 RSUs granted on March 8, 2024.

Except as otherwise described above, Mr. Shreves forfeited any unvested equity awards as of the date of his separation.

EFFECT OF A CHANGE IN CONTROL AND TERMINATION OF EMPLOYMENT ON ANNUAL INCENTIVE AWARDS, EQUITY AWARDS, THE EXCESS SAVINGS PLAN AND THE NON-QUALIFIED DEFERRED COMPENSATION PLAN

Annual Incentive Awards. For 2025, our AIP did not contain a change in control trigger, and therefore, no annual incentive award amount is reflected in the table below. The NEO’s AIP awards for 2025, including the target opportunities and the actual amounts earned, are discussed under “Compensation Discussion and Analysis” above.

Long-Term Incentive Awards. No outstanding long-term incentive awards accelerate solely upon a change in control transaction; however, vesting is accelerated in the event of certain termination of employment scenarios. Following is a description of how the awards are treated upon different termination events.

RSUs.  The RSUs for NEOs become fully vested upon the NEO’s death or disability. For RSUs granted in 2023 and 2024, upon termination by the Company without cause, a prorated portion of the RSUs will continue to vest on the applicable vesting dates based on the number of full months of employment during the vesting period, and any remaining unvested portion will be forfeited. If termination is due to retirement (termination at or after age 60 with at least 5 years of service) following the first anniversary of the grant date, the RSUs will continue to vest on the applicable vesting dates during the vesting period as if employment had continued, provided that the RSU holder complies with the non-competition and non-solicitation covenants contained in the RSU agreement. If the RSU holder is not retirement eligible upon voluntary resignation, the unvested portions of the RSUs will be forfeited. If employment is terminated by the Company without cause or by the RSU holder for good reason within 24 months following a change in control transaction, the RSUs become fully vested.

For RSUs granted in 2025, if employment is terminated, the unvested portions of the RSUs will be forfeited and if termination is due to retirement (as defined in the preceding paragraph) following the first anniversary of the grant date, the RSUs will continue to vest on the applicable vesting dates during the vesting period as if employment had continued, provided that the RSU holder complies with the non-competition and non-solicitation covenants contained in the RSU agreement. If employment is terminated by the Company without cause or by the RSU holder

V2X | 2026 Proxy Statement 79

for good reason within 24 months following a change in control transaction, the RSUs shall remain outstanding, eligible to vest and be settled in accordance with the terms of the RSU Agreement and 2014 Omnibus Plan.

PSUs. Following are descriptions of how the outstanding PSU awards as of December 31, 2025, are treated upon different termination events.

2023–2025 PSU Group 1 Awards, 2024-2026 PSUs, and 2025-2027 PSUs (Including the Mason Sign-on PSUs). Upon termination due to death or disability, a prorated amount of such awards vest based on the actual performance through the date of the termination and the remaining portion of the award shall be determined by reference to the target award. Upon termination due to retirement (termination, following the first anniversary of the grant date, at or after age 60 with at least 5 years of service) the awards will remain eligible to vest based on the actual performance over the performance period (or as determined upon a change in control event as described below if such an event occurs during the performance period) as if employment had continued, so long as the award holder agrees to comply with the restrictive covenants contained in the award agreement. If the award holder violates the restrictive covenants at any time before delivery of the shares, the award will terminate and expire in all respects.

If the award holder is not retirement eligible upon voluntary resignation, the award will be forfeited. If employment is terminated by the Company without cause, a prorated portion of the award calculated based on the number of calendar days elapsed during the performance period as of the termination date, will remain eligible to vest based on actual performance over the performance period as if employment had continued, and any remaining unvested portion will expire. Upon a change in control that occurs prior to the end of the performance period, a prorated portion of the award determined by calculating the average performance over any completed and open performance periods (based on actual performance through the date of the change in control event) and the remainder based on assumed target performance, will be eligible to vest subject to the holder’s continued service through the end of the performance period. If employment is terminated by the Company without cause or by the award holder for good reason within 24 months following a change in control transaction, the award becomes fully vested, with a prorated portion of the award determined by calculating the average performance over any completed and open performance periods (based on actual performance through the date of the change in control event) and the remainder based on assumed target performance.

Employment Inducement PSUs and 2023–2025 PSU Group 2 Awards. Upon termination due to death or disability, the award will vest based on the actual performance through the date of termination and will be settled within 30 days. Upon termination due to any other reason, the award is forfeited.

V2X, Inc. Excess Savings Plan. The NEOs’ accounts under this plan would be paid out upon a change in control, a termination of employment, disability, or death of the NEO. The definition of change in control under this plan is consistent with the corresponding definition under Code Section 409A. Since there is no accelerated vesting or other enhancement of benefits under the plan in connection with a termination or change in control, we have not disclosed the NEOs’ accounts in the table below. For information regarding this plan and the NEOs’ aggregate balances as of December 31, 2025, see the Non-Qualified Deferred Compensation Plan table above.

V2X, Inc. Non-Qualified Deferred Compensation Plan. V2X may terminate and liquidate the Plan by irrevocable action taken within 30 days preceding or 12 months following a change in control. The definition of change in control under this plan is consistent with the corresponding definition under Code Section 409A. Since there is no accelerated vesting or other enhancement of benefits under the plan in connection with a termination or change in control, we have not disclosed the NEOs’ accounts in the table below. For information regarding this plan and the NEOs’ aggregate balances as of December 31, 2025, see the Non-Qualified Deferred Compensation Plan table above.

Additional Information. The change in control and employment termination provisions in these plans and agreements are intended to provide protection in the context of change in control transaction and certain termination events so that the executives can focus on preserving value for shareholders when evaluating situations that, without these provisions, could be personally adverse to the executive. Except for the V2X, Inc.

80 V2X | 2026 Proxy Statement

Excess Savings Plan, which defines a change in control by reference to the corresponding definition under Code Section 409A, as of December 31, 2025, change in control was generally defined as one of the following acceleration events (each, an “Acceleration Event”) for purposes of these plans and agreements:

1.	A report on Schedule 13D was filed with the SEC disclosing that any person, other than V2X or one of its subsidiaries or any employee benefit plan that is sponsored by V2X or a subsidiary, had become the beneficial owner of 30% or more of V2X outstanding stock;
2.	A person other than V2X or one of its subsidiaries or any employee benefit plan that is sponsored by V2X or a subsidiary purchased V2X shares in connection with a tender or exchange offer, if after consummation of the offer the person purchasing the shares is the beneficial owner of 30% or more of V2X outstanding stock;
3.	The consummation of:
(a)	any consolidation, business combination or merger of V2X other than a consolidation, business combination or merger in which the shareholders of V2X immediately prior to the merger would hold 50% or more of the combined voting power of V2X or the surviving corporation of the merger and would have the same proportionate ownership of common stock of the surviving corporation that they held in V2X immediately prior to the merger; or
(b)	any sale, lease, exchange or other transfer of all or substantially all of the assets of V2X;
4.	A majority of the members of the Board of Directors of V2X changed within a 12-month period, unless the election or nomination for election of each of the new Directors by V2X’s shareholders had been approved by two-thirds of the Directors still in office who had been Directors at the beginning of the 12-month period or whose nomination for election or election was recommended or approved by a majority of Directors who were Directors at the beginning of the 12-month period; or
5.	Any person other than V2X or one of its subsidiaries or any employee benefit plan sponsored by V2X or a subsidiary became the beneficial owner of 30% or more of V2X outstanding stock.

V2X | 2026 Proxy Statement 81

POTENTIAL POST-EMPLOYMENT COMPENSATION

The Potential Post-Employment Compensation table below provides additional information assuming the applicable termination of employment took place on the last day of fiscal 2025 (see the “Separation Agreement – Kenneth W. Shreves” section above for information regarding what was provided pursuant to the separation agreement with Mr. Shreves).

						Change in
						Control and
						Termination
						Not For
					Termination	Cause or
		Termination			Not For	With Good
	Resignation	for Cause	Death	Disability	Cause	Reason
Executive	(a)($)	(b)($)	(c)($)	(d)($)	(e)($)	(f)($)
Jeremy C. Wensinger
Severance(1)	—	—	—	—	3,578,860	5,958,237
Employment Inducement PSU Award(2)	—	—	327,300	327,300	327,300	327,300
2024–2026 PSU(3)	—	—	2,416,510	2,416,510	1,611,007	2,416,510
2025-2027 PSU TSR(3)	—	—	1,747,127	1,747,127	582,376	1,747,127
2025-2027 PSU Adj. EPS(3)	—	—	1,747,127	1,747,127	582,376	1,747,127
Unvested RSUs(4)	—	—	3,332,078	3,332,078	402,743	3,332,078
Total	—	—	9,570,142	9,570,142	7,084,662	15,528,379
Shawn M. Mural
Severance(1)	—	—	—	—	751,985	2,749,729
2023–2025 PSU Group 1 Award(3)	—	—	75,825	75,825	75,825	75,825
2023–2025 PSU Group 2 Award(2)	—	—	111,937	111,937	111,937	111,937
2024–2026 PSU(3)	—	—	813,613	813,613	542,409	813,613
2025-2027 PSU TSR(3)	—	—	554,119	554,119	184,706	554,119
2025-2027 PSU Adj. EPS(3)	—	—	554,119	554,119	184,706	554,119
Unvested RSUs(4)	—	—	1,295,672	1,295,672	237,893	1,295,672
Total	—	—	3,405,285	3,405,285	2,089,461	6,155,014
L. Roger Mason, Jr.
Severance(1)	—	—	—	—	671,985	2,453,729
2025-2027 PSU TSR(3)	—	—	787,647	787,647	262,549	787,647
2025-2027 PSU Adj. EPS(3)	—	—	787,647	787,647	262,549	787,647
Unvested RSUs(4)	—	—	731,406	731,406	—	731,406
Total	—	—	2,306,700	2,306,700	1,197,083	4,760,429
Jeremy J. Nance
Severance(1)	—	—	—	—	769,047	1,567,268
2023–2025 PSU Group 2 Award(2)	—	—	59,678	59,678	59,678	59,678
2025-2027 PSU TSR(3)	—	—	147,721	147,721	49,240	147,721
2025-2027 PSU Adj.EPS(3)	—	—	147,667	147,667	49,222	147,667
Unvested RSUs(4)	—	—	498,751	498,751	103,918	498,751
Total	—	—	853,817	853,817	1,031,105	2,421,085
Richard L. Caputo, Jr.
Severance(1)	—	—	—	—	642,378	1,521,079
2023–2025 PSU Group 2 Award(2)	—	—	72,933	72,933	72,933	72,933
2025-2027 PSU TSR(3)	—	—	129,393	129,393	43,131	129,393
2025-2027 PSU Adj. EPS(3)	—	—	129,393	129,393	43,131	129,393
Unvested RSUs(4)	—	—	449,437	449,437	97,481	449,437
Total	—	—	781,156	781,156	899,054	2,302,235

(1)	Amounts shown in column (e) below reflect the cash severance and estimated cost to V2X of the continuation of benefits under the Senior Executive Severance Pay Plan.

82 V2X | 2026 Proxy Statement

Termination Not for Cause (e)
	Cash
	Severance and			Months
	Target Annual			Eligible For
	Incentive	Number of		COBRA-	Total
	Opportunity	Months	Continued	Continued	Termination
Executive	($)	Eligible	Benefits ($)	Benefits	Not for Cause
Jeremy C. Wensinger	3,553,500	18	25,360	18	3,578,860
Shawn M. Mural	730,000	12	21,985	12	751,985
L. Roger Mason, Jr.	650,000	12	21,985	12	671,985
Jeremy J. Nance	712,500	18	37,698	18	750,198
Richard L. Caputo, Jr.	630,000	18	8,252	18	638,252

Amounts shown in column (f) below reflect the cash severance and estimated cost to V2X of the continuation of benefits under the Special Senior Executive Severance Pay Plan:

Change In Control and Termination Not for Cause or With Good Reason (f)
	Cash
	Severance and			Months
	Target Annual			Eligible For
	Incentive			COBRA-	Total
	Opportunity		Continued	Continued	Termination
Executive	($)	Multiple At	Benefits ($)	Benefits	Not for Cause
Jeremy C. Wensinger	5,922,500	2.5	35,737	18	5,958,237
Shawn M. Mural	2,701,000	2.0	48,729	18	2,749,729
L. Roger Mason, Jr.	2,405,000	2.0	48,729	18	2,453,729
Jeremy J. Nance	1,520,000	2.0	47,268	18	1,567,268
Richard L. Caputo, Jr.	1,512,000	2.0	9,079	18	1,521,079

(2)	Amounts shown in columns (c), (d), (e) and (f) for the 2023–2025 PSU Group 2 Awards and the Employment Inducement PSU Awards reflect final performance at 30% valued at $54.55 per share, the closing price of V2X common stock on December 31, 2025.
(3)	Amounts shown in columns (c), (d), (e) and (f) for the 2023–2025 PSU Group 1 Awards reflect final performance at 20.3% valued at $54.55 per share, the closing price of V2X common stock on December 31, 2025. Amounts shown in columns (c), (d), (e) and (f) for the 2024–2026 PSU award reflect the target amount of shares valued at $54.55 per share, the closing price of the V2X common stock on December 31, 2025, with the amount in column (e) prorated to reflect two-thirds of the performance period that would have been completed on December 31, 2025. Amounts shown in columns (c), (d), (e) and (f) for the 2025–2027 PSU award reflect the target amount of shares valued at $54.55 per share, the closing price of the V2X common stock on December 31, 2025, with the amount in column (e) prorated to reflect one-third of the performance period that would have been completed on December 31, 2025.
(4)	Amounts shown in columns (c), (d) and (f) reflect the market value of unvested RSUs based on a $54.55 per share value, the closing price of V2X common stock on December 31, 2025. Amounts shown in column (e) reflect the prorated portion of the unvested RSUs based on the number of full months of employment between the grant date and the end of the applicable vesting period on December 31, 2025.

V2X | 2026 Proxy Statement 83

CEO PAY RATIO

In accordance with the requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act, we are required to calculate and report an estimate of the ratio of the total compensation of our CEO to the total compensation of our median employee. The intended purpose of the disclosure is to provide a reasonable measure of the relationship of pay between the CEO and the median paid employee. Our CEO’s compensation is discussed in detail under “2025 Compensation Information for NEOs” above. The Company believes its compensation philosophy and process represent a responsible approach toward CEO pay. The required disclosure is presented as follows:

CEO Total Annual Compensation:	$7,980,782
Median Employee Total Annual Compensation:	$75,991
Ratio of CEO Pay to Median Employee Compensation:	105.0 to 1.0

In determining the median employee, the Company prepared a listing of all employees as of December 31, 2025. This included U.S. and non-U.S. employees who were full-time, part-time, or temporary employees and those on an approved leave of absence. The data examined were W-2 wages or foreign equivalent compensation paid from January 1, 2025 through December 31, 2025. The median was calculated directly from the arrayed data using taxable wages as the chosen consistently applied compensation measure. Once the median employee was determined, annual total compensation was calculated for that individual using the Summary Compensation Table rules for both the CEO and the median employee. As of December 31, 2025, the Company employed approximately 16,200 employees, excluding the CEO and subcontractors.

84 V2X | 2026 Proxy Statement

PAY VERSUS PERFORMANCE

EXECUTIVE COMPENSATION

Our compensation philosophy is to support V2X’s business strategy within the principles of competitiveness, full disclosure, and consistent alignment with long-term value creation. We believe our philosophy encourages individual and group behaviors that balance risk and reward while supporting sustained growth and earnings performance. A substantial portion of our executive compensation is tied to the Company’s internal business and financial performance and share price performance. If internal business and financial performance or share price performance falls below identified thresholds, at-risk incentive compensation is reduced or not paid at all.

As required by Item 402(v) of Regulation S-K, the following table and accompanying footnotes and discussion provide certain information regarding executive compensation and measures of Company performance in the last five fiscal years.

Pay Versus Performance Table

							Value of initial
					Average		fixed $ 100
		Summary			Summary	Average	Investment based
		Compensation		Compensation	Compensation	Compensation	On:
	Summary	Table	Compensation	Actually	Table	Actually		Peer
	Compensation	Total for	Actually	Paid for	Total for	Paid to	Total	Total	GAAP Net	Adjusted
	Table	Former	Paid for	former	non-CEO	Non-CEO	Shareholder	Shareholder	(Loss)	EBITDA
Year	Total for CEO	CEO	CEO	CEO	NEOs	NEOs	Return	Return	Income	($)
(1)	(2)	(3)	(4)	(5)	(6)	(7)	(8)	(9)	(10)	(11)
2025	$7,980,782	$—	$9,286,228	$—	$2,382,922	$2,428,137	$109.71	$220.22	$77,882,000	$323,300,000
2024	$5,862,563	$11,415,263	$5,474,674	$5,323,779	$1,736,024	$1,401,495	$96.20	$150.03	$34,684,000	$310,211,000
2023	—	$7,555,625	—	$7,471,120	$2,174,613	$2,015,800	$93.40	$121.41	$(22,573,000)	$293,857,000
2022	—	$4,619,679	—	$4,505,434	$6,866,764	$8,171,106	$83.05	$97.85	$(14,330,000)	$204,994,000
2021	—	$4,083,541	—	$3,185,883	$1,049,196	$854,711	$92.06	$102.72	$45,728,000	$83,089,000

(1)	Year-ended December 31.
(2)	Amounts in this column reflect the total compensation as reported in Summary Compensation Table (“SCT”) for Jeremy C. Wensinger, President and CEO.
(3)	Amounts in this column reflect the total compensation as reported in the SCT for Charles L. Prow, (Former) President and CEO.
(4)	Amounts in this column reflect the “compensation actually paid,” (“CAP”) as calculated in accordance with SEC rules for Jeremy C. Wensinger, President and CEO. The dollar amounts do not reflect the actual amounts of compensation paid during the applicable year. In accordance with SEC rules, certain adjustments were made to the SCT total compensation to determine the amount of CAP, including adding (i) the year-end value of equity awards granted during the reported year, and (ii) the change in the value of equity awards that were unvested at the end of the prior year, measured through the date the awards vested or were forfeited, or the end of the reported fiscal year. For a reconciliation for fiscal year 2025, see the table below.
(5)	Amounts in this column reflect the CAP for Charles L. Prow, (Former) President and CEO. The dollar amounts do not reflect the actual amounts of compensation paid during the applicable year. In accordance with SEC rules, certain adjustments were made to the SCT total compensation to determine the amount of CAP, including adding (i) the year-end value of equity awards granted during the reported year, and (ii) the change in the value of equity awards that were unvested at the end of the prior year, measured through the date the awards vested or were forfeited, or the end of the reported fiscal year. For a reconciliation for fiscal year 2025, see the table below.
(6)	Amounts in this column reflect the average total compensation as reported in the SCT for the following non-CEO NEOs:
●	for fiscal year 2025, Shawn M. Mural, SVP, Chief Financial Officer, L. Roger, Mason, Jr., SVP, Chief Growth Officer, Jeremy J. Nance, SVP, Chief Legal Officer & General Counsel, Richard L. Caputo, Jr., SVP, Aerospace Systems, Kenneth W. Shreves, (Former) SVP, Global Mission Solutions;

V2X | 2026 Proxy Statement 85

●	for fiscal year 2024, Shawn M. Mural, SVP, Chief Financial Officer, Kenneth W. Shreves, SVP, Global Mission Solutions, Kevin Boyle, (Former) SVP, Chief Legal Officer & General Counsel, Michael J. Smith, VP, Corporate Development, Investment Relations & Treasury, and Josephine Bjornson, (Former) SVP, Chief Human Resource Officer;

●	for fiscal year 2023, Shawn M. Mural, SVP and Chief Financial Officer, Susan D. Lynch, (Former) SVP and Chief Financial Officer, Susan L. Deagle, (Former) SVP and Chief Growth and Client Service Officer, Kenneth W. Shreves, SVP, Global Mission Solutions and William W. Beard, (Former) SVP, Aerospace Solutions;
●	for fiscal year 2022, Susan D. Lynch, (Former) SVP and Chief Financial Officer, John “Ed” Boyington, Jr. (Former) President, Vertex Aerospace LLC, William W. Beard, SVP, Aerospace Solutions and Richard Mendoza, (Former) SVP and Chief People Officer; and
●	for fiscal year 2021, Susan D. Lynch, (Former) SVP and Chief Financial Officer, Susan L. Deagle, (Former) SVP, Growth and Enterprise Operations, David A. Hathaway, (Former) SVP, Vectrus Programs, Kevin T. Boyle, (Former) SVP, Chief Legal Officer, General Counsel and Corporate Secretary and Kenneth W. Shreves, SVP, Organic Growth and Operational Enablement.

Amounts also reflect the one-time grant of RSU awards to Messrs. Boyington, Beard and Mendoza who joined the Company in 2022 in connection with the Merger (the “Vertex Merger Grant”) that impacts the average SCT total for non-CEO NEOs in 2022.

(7)	Amounts in this column reflect the CAP for all Non-CEO NEOs (as disclosed in footnote 6 above). The dollar amounts do not reflect the actual amounts of compensation paid during the applicable year. In accordance with SEC rules, certain adjustments were made to the SCT total compensation to determine the amount of CAP, including adding (i) the year-end value of equity awards granted during the reported year, and (ii) the change in the value of equity awards that were unvested at the end of the prior year, measured through the date the awards vested or were forfeited, or the end of the reported fiscal year. For fiscal year 2022, amounts reflect the one-time Vertex Merger Grant in 2022 that impacts the average CAP for the Non-CEO NEOs for 2022. For a reconciliation of the SCT to CAP for fiscal year 2025, see the table below.
(8)	As of year-ended December 31, assuming an initial investment of $100 on December 31, 2020.
(9)	Reflects S&P Aerospace and Defense Select Industry Index.
(10)	Year-ended December 31.
(11)	Year-ended December 31.

The following table shows the adjustments made to the SCT total compensation to calculate CAP for our CEO for 2025, and the average CAP for our Non-CEO NEOs for 2025:

	2025

	CEO	Avg. Other NEOs
Adjustments	($)	($)
SCT	7,980,782	2,382,922
Deduction for amounts reported in the "Stock Awards" column in the SCT for 2025	(4,961,023)	(1,100,102)
Increase in fair value of equity awards granted during fiscal year 2025 that remain unvested as of December 31, 2025, determined as of December 31, 2025	6,410,224	1,253,196
Change in fair value of equity awards granted during prior fiscal years that were outstanding as of December 31, 2025, determined based on change in fair value from December 31, 2024 to December 31, 2025	206,879	36,359
Change in fair value of equity awards granted during prior fiscal years that vested during 2025, determined based on change in fair value from December 31, 2024 to vesting date	(350,633)	(121,974)
Reduction of fair value of equity awards granted during prior fiscal years that were forfeited during 2025, determined as of December 31, 2024	—	(22,264)
Total adjustments	1,305,446	45,215
CAP	9,286,228	2,428,137

86 V2X | 2026 Proxy Statement

As required by Item 402(v) of Regulation S-K, the following graphs illustrate the relationship (in each case for the 2021–2025 period) between (1) our TSR and that of the S&P Aerospace and Defense Select Industry Index and (2) the compensation actually paid to our former and current CEOs and other NEOs versus each of our TSR, our net income and our Adjusted EBITDA.

V2X | 2026 Proxy Statement 87

Performance Measures to Determine CAP for 2025

The three items listed below represent the most important metrics we used to determine CAP for 2025 as further described in our “Compensation Discussion and Analysis” above.

Most Important Performance Measures
Adjusted EBITDA
Bookings
Days Sales Outstanding

88 V2X | 2026 Proxy Statement

HOW TO ATTEND THE VIRTUAL 2026 ANNUAL MEETING OF SHAREHOLDERS

To be admitted to the 2026 Annual Meeting, please visit www.virtualshareholdermeeting.com/VVX2026. When prompted, you must enter the 16-digit control number found on your proxy card, voting instruction form or notice you receive with these proxy materials. You may vote or ask questions during the 2026 Annual Meeting by following the instructions available on www.virtualshareholdermeeting.com/VVX2026. Persons without a control number may attend the 2026 Annual Meeting as guests, but they will not have the option to vote shares or ask questions. Whether or not you plan to attend the 2026 Annual Meeting, we urge you to vote and submit your proxy in advance of the 2026 Annual Meeting by one of the methods described in these proxy materials.

You may begin to log into the virtual meeting platform at www.virtualshareholdermeeting.com/VVX2026 and enter your control number beginning at 7:45 a.m. Eastern Time on May 7, 2026. The meeting platform is fully supported across browsers (Firefox, Chrome, Microsoft Edge, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Participants should ensure that they have a strong Wi-Fi connection wherever they intend to participate in the Annual Meeting. Participants should also give themselves plenty of time to log in and ensure that they can hear streaming audio prior to the start of the meeting. A replay of the webcast will be available on the Investor Relations page of the Company’s website 24 hours after the 2026 Annual Meeting at https://investors.gov2x.com/overview/default.aspx under the News & Events – Events & Presentations tab until May 7, 2027.

V2X | 2026 Proxy Statement 89

PAY VERSUS PERFORMANCE

90 V2X | 2026 Proxy Statement

V2X

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Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. V83717-P44868 For Against Abstain For Against Abstain ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! V2X, INC. 2100 RESTON PARKWAY, SUITE 300 RESTON, VA 20191 V2X, INC. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ITEMS 1, 2 AND 3. 1. Election of Three Class III Directors Nominees: 1a. Melvin F. Parker 1b. Ross S. Niebergall 1c. Jeremy C. Wensinger Please sign your name(s) exactly as it/they appear(s) hereon. When signing as attorney, executor, administrator, trustee or guardian, please add your title as such. When signing as joint tenants, all parties in the joint tenancy must sign. If a signer is a corporation or partnership, please sign in full corporate or partnership name by duly authorized officer. Please indicate if you plan to virtually attend this meeting 2. Ratification of the appointment of RSM US LLP as the V2X, Inc. Independent Registered Public Accounting Firm for 2026. 3. Approval, on an advisory basis, of the compensation paid to our named executive officers. Yes No ! ! SCAN TO VIEW MATERIALS & VOTEw VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/VVX2026 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

V83718-P44868 Important Notice Regarding Availability of Proxy Materials for the Shareholder Meeting to be held on May 7, 2026 at 8:00 a.m. virtually at www.virtualshareholdermeeting.com/VVX2026 The proxy materials for the V2X 2026 Annual Meeting of Shareholders, including the 2026 Proxy Statement and the 2025 Annual Report to Shareholders, are available on the Internet. To view these proxy materials, please visit www.proxyvote.com. V2X, INC. Annual Meeting of Shareholders 8:00 a.m., Eastern Time, May 7, 2026 Virtual Shareholder Meeting www.virtualshareholdermeeting.com/VVX2026 PLEASE PRESENT THE 16 DIGIT CONTROL NUMBER FOUND ON THIS CARD TO ENTER TO THE VIRTUAL MEETING ROOM Note: If you plan to virtually attend the Annual Meeting of Shareholders, please so indicate by marking the appropriate box on the attached proxy card. If you plan to attend the Annual Meeting of Shareholders through the virtual meeting platform, please keep this Admission Ticket, as you will be required to enter the 16-digit control number found on your proxy card to access the virtual meeting platform. The use of video, still photography or audio recording at the Annual Meeting of Shareholders is not permitted. Your compliance is appreciated. This Admission Ticket should not be returned with your proxy but should be retained as you will need it to gain access to the virtual Annual Meeting of Shareholders. SEC E-Proxy Notice THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF V2X, INC. FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD MAY 7, 2026 AT 8:00 AM ET The shareholder(s) whose signature(s) appear(s) on the reverse side of this proxy form hereby appoint(s) Jeremy C. Wensinger, Jeremy J. Nance and Sarita B. Malakar or any of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this form, all of the shares of Common Stock of V2X, Inc. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 8:00 a.m., Eastern Time, on May 7, 2026 virtually at www.virtualshareholdermeeting.com/VVX2026, and any adjournments, postponements or continuations thereof. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS “FOR” THE ELECTION OF EACH OF THE CLASS III DIRECTOR NOMINEES OF THE BOARD OF DIRECTORS; “FOR” THE RATIFICATION OF THE APPOINTMENT OF RSM US LLP AS THE V2X, INC. INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2026; AND “FOR” THE APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION PAID TO OUR NAMED EXECUTIVE OFFICERS. In either case, if this form is signed and returned, the proxies will be authorized to vote in their discretion on any other matters that may be presented for a vote at the Annual Meeting of Shareholders. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE CONTINUED AND TO BE DATED AND SIGNED ON REVERSE SIDE